                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B          $   29,452,922   $   61,380  $   29,514,302    $     --     $ 1,339    $   29,512,963
ABVPSF Growth and Income Class B                  153,900,475           --     153,900,475      14,849       6,679       153,878,947
ABVPSF International Value Class B                177,268,453      111,814     177,380,267          --       6,116       177,374,151
ABVPSF Large Cap Growth Class B                    12,964,047           --      12,964,047         102         572        12,963,373
ABVPSF Small/Mid Cap Value Class B                150,130,429      500,028     150,630,457          --       6,535       150,623,922
American Century VP Inflation
   Protection Class II                            494,166,212       83,732     494,249,944          --      22,643       494,227,301
American Funds Global Growth Class 2              331,538,292           --     331,538,292     213,926      14,405       331,309,961
American Funds Global Small
   Capitalization Class 2                         406,401,930           --     406,401,930     450,545      16,005       405,935,380
American Funds Growth Class 2                   1,945,104,462       58,833   1,945,163,295          --      87,568     1,945,075,727
American Funds Growth-Income Class 2            1,966,070,007           --   1,966,070,007     243,501      83,428     1,965,743,078
American Funds International Class 2              764,307,994           --     764,307,994     338,274      33,867       763,935,853
BlackRock Global Allocation V.I. Class III        616,389,023    1,266,403     617,655,426          --      29,822       617,625,604
Delaware VIP Diversified Income Service Class     997,255,020    1,211,467     998,466,487          --      44,240       998,422,247
Delaware VIP Emerging Markets Service Class       312,590,699      339,406     312,930,105          --      14,154       312,915,951
Delaware VIP High Yield Standard Class             11,623,217           --      11,623,217         152         449        11,622,616
Delaware VIP High Yield Service Class             319,920,469           --     319,920,469     369,921      14,713       319,535,835
Delaware VIP International Value
   Equity Standard Class                              334,619           --         334,619          --          13           334,606
Delaware VIP Limited-Term Diversified
   Income Service Class                           657,313,026    1,097,961     658,410,987          --      24,469       658,386,518
Delaware VIP REIT Standard Class                    5,330,507           --       5,330,507         736         211         5,329,560
Delaware VIP REIT Service Class                   110,526,327       25,238     110,551,565          --       5,002       110,546,563
Delaware VIP Small Cap Value Standard Class         9,525,890        6,273       9,532,163          --         373         9,531,790
Delaware VIP Small Cap Value Service Class        309,637,070           --     309,637,070     193,078      14,303       309,429,689
Delaware VIP Smid Cap Growth
   Standard Class                                   9,439,536        3,184       9,442,720          --         369         9,442,351
Delaware VIP Smid Cap Growth Service Class         84,780,627      187,144      84,967,771          --       3,844        84,963,927
Delaware VIP U.S. Growth Service Class            124,502,378      215,923     124,718,301          --       3,860       124,714,441
Delaware VIP Value Standard Class                   6,183,266       98,207       6,281,473          --         243         6,281,230
Delaware VIP Value Service Class                  125,106,621      306,000     125,412,621          --       5,655       125,406,966
DWS VIP Alternative Asset Allocation
   Plus Class B                                    18,600,811       87,798      18,688,609          --         869        18,687,740
DWS VIP Equity 500 Index Class A                   24,776,584           --      24,776,584       1,775       1,049        24,773,760
DWS VIP Equity 500 Index Class B                   35,025,009           --      35,025,009      16,171       1,611        35,007,227
DWS VIP Small Cap Index Class A                     7,149,686           --       7,149,686         204         313         7,149,169
DWS VIP Small Cap Index Class B                    16,478,059           --      16,478,059      55,417         736        16,421,906
Fidelity VIP Contrafund Service Class 2           938,200,679      628,379     938,829,058          --      42,246       938,786,812
Fidelity VIP Equity-Income Initial Class            6,993,151           --       6,993,151           2         269         6,992,880
Fidelity VIP Equity-Income Service Class 2         45,495,370           --      45,495,370       5,055       2,007        45,488,308
Fidelity VIP Growth Initial Class                   5,653,197           --       5,653,197           9         219         5,652,969
Fidelity VIP Growth Service Class 2                72,729,806        4,356      72,734,162          --       3,407        72,730,755
Fidelity VIP Mid Cap Service Class 2              403,740,103           --     403,740,103      94,011      18,360       403,627,732
Fidelity VIP Overseas Initial Class                 2,285,321           --       2,285,321           8          88         2,285,225
Fidelity VIP Overseas Service Class 2              87,025,083           --      87,025,083      16,071       3,901        87,005,111
FTVIPT Franklin Income Securities Class 2         498,860,342           --     498,860,342      24,356      21,837       498,814,149
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 2                      115,463,343       12,733     115,476,076          --       5,183       115,470,893
FTVIPT Mutual Shares Securities Class 2           508,637,307      492,572     509,129,879          --      17,419       509,112,460
FTVIPT Templeton Global Bond
   Securities Class 2                             663,996,655           --     663,996,655     232,150      29,151       663,735,354
FTVIPT Templeton Growth Securities Class 2         63,355,539           --      63,355,539      12,069       2,875        63,340,595

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value
   Service Class                               $   94,188,587   $  111,807  $   94,300,394    $     --      $ 2,315   $   94,298,079
Invesco V.I. Capital Appreciation Series I          3,167,707           --       3,167,707           5          125        3,167,577
Invesco V.I. Capital Appreciation Series II         1,684,479            8       1,684,487          --           75        1,684,412
Invesco V.I. Core Equity Series I                  10,647,234           --      10,647,234          24          431       10,646,779
Invesco V.I. Core Equity Series II                  3,809,256           --       3,809,256          28          161        3,809,067
Invesco V.I. International Growth Series I          3,841,028           --       3,841,028          --          155        3,840,873
Invesco V.I. International Growth Series II         3,412,517           --       3,412,517          21          149        3,412,347
Janus Aspen Series Balanced Service Class          23,954,408           --      23,954,408      47,356        1,033       23,906,019
Janus Aspen Series Enterprise Service Class         8,186,405           --       8,186,405          82          357        8,185,966
Janus Aspen Series Worldwide Service Class          1,893,160           --       1,893,160          --           80        1,893,080
LVIP American Global Growth Service Class II        2,549,397      119,818       2,669,215          --          110        2,669,105
LVIP American Global Small Capitalization
   Service Class II                                 3,284,591      191,170       3,475,761          --          160        3,475,601
LVIP American Growth Service Class II              12,222,342      279,938      12,502,280          --          587       12,501,693
LVIP American Growth-Income Service Class II        8,475,943      231,543       8,707,486          --          412        8,707,074
LVIP American International Service Class II        5,896,216      125,976       6,022,192          --          280        6,021,912
LVIP Baron Growth Opportunities
   Service Class                                   88,046,566           --      88,046,566     125,370        4,046       87,917,150
LVIP BlackRock Inflation Protected Bond
   Service Class                                   14,013,741      122,736      14,136,477          --          680       14,135,797
LVIP Capital Growth Service Class                 145,143,291           --     145,143,291     504,412        3,858      144,635,021
LVIP Cohen & Steers Global Real Estate
   Service Class                                   72,674,014           --      72,674,014      24,638        3,313       72,646,063
LVIP Columbia Value Opportunities
   Service Class                                   15,075,418      153,514      15,228,932          --          688       15,228,244
LVIP Delaware Bond Standard Class                 203,063,801           --     203,063,801     115,781        9,051      202,938,969
LVIP Delaware Bond Service Class                1,496,363,181    1,052,915   1,497,416,096          --       57,447    1,497,358,649
LVIP Delaware Diversified Floating Rate
   Service Class                                   11,877,043      442,369      12,319,412          --          579       12,318,833
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                       13,018,509           --      13,018,509         435          601       13,017,473
LVIP Delaware Foundation Aggressive
   Allocation Service Class                        29,718,286           --      29,718,286      48,925        1,409       29,667,952
LVIP Delaware Growth and Income
   Service Class                                   35,502,391       20,529      35,522,920          --        1,581       35,521,339
LVIP Delaware Social Awareness
   Standard Class                                  12,406,734           --      12,406,734          47          555       12,406,132
LVIP Delaware Social Awareness
   Service Class                                   49,240,242           --      49,240,242       4,593        2,161       49,233,488
LVIP Delaware Special Opportunities
   Service Class                                   26,929,988      291,560      27,221,548          --        1,201       27,220,347
LVIP Global Income Service Class                  235,182,745      732,694     235,915,439          --       10,424      235,905,015
LVIP Janus Capital Appreciation
   Standard Class                                   2,825,619           --       2,825,619           3          131        2,825,485
LVIP Janus Capital Appreciation Service Class      63,634,037       27,797      63,661,834          --        2,978       63,658,856
LVIP JPMorgan High Yield Service Class              3,171,835       75,281       3,247,116          --          154        3,246,962
LVIP MFS International Growth Service Class        96,858,831       41,121      96,899,952          --        3,525       96,896,427
LVIP MFS Value Service Class                      409,366,474      418,373     409,784,847          --       13,670      409,771,177
LVIP Mid-Cap Value Service Class                   40,810,224           --      40,810,224       7,100        1,839       40,801,285
LVIP Mondrian International Value
   Standard Class                                  22,439,723           --      22,439,723      14,893        1,026       22,423,804

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value
   Service Class                               $  111,490,217   $       --  $  111,490,217    $ 25,652     $ 4,954    $  111,459,611
LVIP Money Market Standard Class                   66,690,777           --      66,690,777       2,220       2,882        66,685,675
LVIP Money Market Service Class                   343,552,049           --     343,552,049     569,291      15,957       342,966,801
LVIP SSgA Bond Index Service Class                948,478,634      340,893     948,819,527          --      44,479       948,775,048
LVIP SSgA Conservative Index Allocation
   Service Class                                    2,703,359      241,095       2,944,454          --         144         2,944,310
LVIP SSgA Conservative Structured Allocation
   Service Class                                    9,998,682      596,661      10,595,343          --         493        10,594,850
LVIP SSgA Developed International 150
   Service Class                                  138,244,165       55,422     138,299,587          --       6,476       138,293,111
LVIP SSgA Emerging Markets 100
   Service Class                                  168,340,941      120,635     168,461,576          --       7,864       168,453,712
LVIP SSgA Global Tactical Allocation
   Service Class                                   64,343,813           --      64,343,813     343,847       2,914        63,997,052
LVIP SSgA International Index Service Class       198,529,872      103,165     198,633,037          --       9,243       198,623,794
LVIP SSgA Large Cap 100 Service Class             289,275,649           --     289,275,649       7,223      13,671       289,254,755
LVIP SSgA Moderate Index Allocation
   Service Class                                    3,975,865      144,714       4,120,579          --         174         4,120,405
LVIP SSgA Moderate Structured Allocation
   Service Class                                   27,343,157    1,215,280      28,558,437          --       1,361        28,557,076
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                         4,673,551    1,174,574       5,848,125          --         223         5,847,902
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                        15,919,430      158,520      16,077,950          --         799        16,077,151
LVIP SSgA S&P 500 Index Standard Class              2,012,856           --       2,012,856          11          90         2,012,755
LVIP SSgA S&P 500 Index Service Class             419,441,313           --     419,441,313     511,046      19,699       418,910,568
LVIP SSgA Small-Cap Index Service Class           122,970,660           --     122,970,660     276,522       5,756       122,688,382
LVIP SSgA Small-Mid Cap 200 Service Class          94,907,064           --      94,907,064      26,692       4,497        94,875,875
LVIP T. Rowe Price Growth Stock Service Class      71,067,939      276,877      71,344,816          --       3,290        71,341,526
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                            2,881,488           --       2,881,488       6,510         134         2,874,844
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                            47,475,160       87,955      47,563,115          --       2,109        47,561,006
LVIP Templeton Growth Service Class               102,380,570       79,763     102,460,333          --       4,475       102,455,858
LVIP Turner Mid-Cap Growth Service Class           29,470,899           --      29,470,899      27,116       1,333        29,442,450
LVIP Wells Fargo Intrinsic Value Service Class     27,483,144       50,735      27,533,879          --       1,230        27,532,649
LVIP Wilshire 2010 Profile Service Class            8,599,695           --       8,599,695          --         397         8,599,298
LVIP Wilshire 2020 Profile Service Class           18,174,391           --      18,174,391          99         810        18,173,482
LVIP Wilshire 2030 Profile Service Class           10,684,055           --      10,684,055      49,787         505        10,633,763
LVIP Wilshire 2040 Profile Service Class            6,193,731       99,667       6,293,398          --         286         6,293,112
LVIP Wilshire Conservative Profile
   Service Class                                  378,847,970           --     378,847,970     155,928      17,714       378,674,328
LVIP Wilshire Moderate Profile Service Class    1,077,817,488      519,884   1,078,337,372          --      51,458     1,078,285,914
LVIP Wilshire Moderately Aggressive Profile
   Service Class                                  650,249,634           --     650,249,634     455,925      30,319       649,763,390
Lord Abbett Fundamental Equity Class VC             9,976,924        6,295       9,983,219          --         251         9,982,968
MFS VIT Core Equity Service Class                   2,729,770           --       2,729,770          --         123         2,729,647
MFS VIT Growth Initial Class                        3,148,374           --       3,148,374          11         122         3,148,241
MFS VIT Growth Service Class                       14,508,145        7,536      14,515,681          --         643        14,515,038
MFS VIT Total Return Initial Class                 14,139,835        1,976      14,141,811          --         551        14,141,260
MFS VIT Total Return Service Class                321,308,840           --     321,308,840     403,411      14,353       320,891,076
MFS VIT Utilities Initial Class                    12,355,335        4,412      12,359,747          --         479        12,359,268

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Service Class                  $176,394,007     $32,194     $176,426,201     $    --      $7,833      $176,418,368
Morgan Stanley UIF Capital Growth Class II          1,257,742          --        1,257,742          --          31         1,257,711
NB AMT Mid-Cap Growth I Class                      53,230,537          --       53,230,537       7,503       2,412        53,220,622
NB AMT Regency I Class                             55,149,491          --       55,149,491       3,319       2,463        55,143,709
Oppenheimer Global Securities Service Class         3,814,702          --        3,814,702          22          93         3,814,587
PIMCO VIT Commodity Real Return
   Advisor Class                                   11,845,225          --       11,845,225       2,387         497        11,842,341
Putnam VT Global Health Care Class IB               2,884,064          --        2,884,064          17         125         2,883,922
Putnam VT Growth & Income Class IB                  2,005,482           4        2,005,486          --          90         2,005,396

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $   521,120     $   (433,053)     $     88,067
ABVPSF Growth and Income Class B                               --       (2,261,139)       (2,261,139)
ABVPSF International Value Class B                      4,344,892       (1,857,533)        2,487,359
ABVPSF Large Cap Growth Class B                            36,079         (210,108)         (174,029)
ABVPSF Small/Mid Cap Value Class B                        336,059       (1,993,533)       (1,657,474)
American Century VP Inflation Protection Class II       7,364,058       (7,528,176)         (164,118)
American Funds Global Growth Class 2                    4,521,647       (4,683,535)         (161,888)
American Funds Global Small Capitalization Class 2      5,835,266       (4,872,981)          962,285
American Funds Growth Class 2                          12,734,793      (28,870,924)      (16,136,131)
American Funds Growth-Income Class 2                   27,124,526      (28,102,492)         (977,966)
American Funds International Class 2                   14,539,142      (11,304,461)        3,234,681
BlackRock Global Allocation V.I. Class III              6,477,123       (6,704,870)         (227,747)
Delaware VIP Diversified Income Service Class          36,374,642      (14,138,929)       22,235,713
Delaware VIP Emerging Markets Service Class             1,402,666       (4,065,134)       (2,662,468)
Delaware VIP High Yield Standard Class                    611,460         (128,158)          483,302
Delaware VIP High Yield Service Class                  20,748,545       (4,760,009)       15,988,536
Delaware VIP International Value Equity Standard
   Class                                                   13,559           (4,885)            8,674
Delaware VIP Limited-Term Diversified Income Service
   Class                                               10,434,402       (7,232,039)        3,202,363
Delaware VIP REIT Standard Class                          144,040          (73,907)           70,133
Delaware VIP REIT Service Class                         2,514,400       (1,623,659)          890,741
Delaware VIP Small Cap Value Standard Class                57,962         (125,788)          (67,826)
Delaware VIP Small Cap Value Service Class              1,226,260       (4,445,349)       (3,219,089)
Delaware VIP Smid Cap Growth Standard Class                    --          (29,860)          (29,860)
Delaware VIP Smid Cap Growth Service Class                     --         (304,616)         (304,616)
Delaware VIP Trend Standard Class                              --          (90,844)          (90,844)
Delaware VIP Trend Service Class                               --         (860,311)         (860,311)
Delaware VIP U.S. Growth Service Class                         --       (1,020,237)       (1,020,237)
Delaware VIP Value Standard Class                         141,813          (83,446)           58,367
Delaware VIP Value Service Class                        2,519,876       (1,897,090)          622,786
DWS VIP Alternative Asset Allocation Plus Class B          69,878         (160,187)          (90,309)
DWS VIP Equity 500 Index Class A                          463,329         (367,949)           95,380
DWS VIP Equity 500 Index Class B                          559,332         (563,534)           (4,202)
DWS VIP Small Cap Index Class A                            63,182         (107,190)          (44,008)
DWS VIP Small Cap Index Class B                           113,140         (260,513)         (147,373)
Fidelity VIP Contrafund Service Class 2                 8,664,977      (13,521,068)       (4,856,091)
Fidelity VIP Equity-Income Initial Class                  119,743          (97,526)           22,217
Fidelity VIP Equity-Income Service Class 2                688,031         (726,268)          (38,237)
Fidelity VIP Growth Initial Class                          13,890          (73,960)          (60,070)
Fidelity VIP Growth Service Class 2                        19,010         (970,008)         (950,998)
Fidelity VIP Mid Cap Service Class 2                      435,423       (5,196,845)       (4,761,422)
Fidelity VIP Overseas Initial Class                        29,551          (31,744)           (2,193)
Fidelity VIP Overseas Service Class 2                     933,389       (1,220,402)         (287,013)
FTVIPT Franklin Income Securities Class 2              29,217,284       (7,173,670)       22,043,614
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                     --       (1,456,014)       (1,456,014)
FTVIPT Mutual Shares Securities Class 2                 6,901,682       (5,214,313)        1,687,369
FTVIPT Templeton Global Bond Securities Class 2         9,369,032      (10,458,999)       (1,089,967)
FTVIPT Templeton Growth Securities Class 2                892,854       (1,071,066)         (178,212)
Goldman Sachs VIT Large Cap Value Service Class           547,845         (445,717)          102,128
Invesco V.I. Capital Appreciation Series I                 22,245          (43,786)          (21,541)
Invesco V.I. Capital Appreciation Series II                 8,861          (27,583)          (18,722)
Invesco V.I. Core Equity Series I                         102,726         (160,716)          (57,990)
Invesco V.I. Core Equity Series II                         29,436          (57,767)          (28,331)
Invesco V.I. International Growth Series I                 83,975          (56,367)           27,608
Invesco V.I. International Growth Series II                61,771          (54,360)            7,411
Janus Aspen Series Balanced Service Class                 610,901         (386,177)          224,724
Janus Aspen Series Enterprise Service Class                    --         (124,664)         (124,664)
Janus Aspen Series Worldwide Service Class                  8,601          (27,691)          (19,090)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $    326,911    $       --    $    326,911     $  3,542,881    $  3,957,859
ABVPSF Growth and Income Class B                        (9,443,179)           --      (9,443,179)      27,110,122      15,405,804
ABVPSF International Value Class B                      (7,537,796)           --      (7,537,796)      13,178,540       8,128,103
ABVPSF Large Cap Growth Class B                             27,103            --          27,103        1,083,009         936,083
ABVPSF Small/Mid Cap Value Class B                          79,006            --          79,006       29,173,097      27,594,629
American Century VP Inflation Protection Class II        4,437,401            --       4,437,401        9,419,766      13,693,049
American Funds Global Growth Class 2                    (1,624,228)           --      (1,624,228)      32,033,296      30,247,180
American Funds Global Small Capitalization Class 2        (627,381)           --        (627,381)      66,309,880      66,644,784
American Funds Growth Class 2                          (14,223,638)           --     (14,223,638)     312,374,236     282,014,467
American Funds Growth-Income Class 2                   (19,884,171)           --     (19,884,171)     196,483,474     175,621,337
American Funds International Class 2                    (5,429,423)           --      (5,429,423)      43,502,953      41,308,211
BlackRock Global Allocation V.I. Class III               1,487,290     3,518,145       5,005,435       36,508,309      41,285,997
Delaware VIP Diversified Income Service Class           12,734,874     1,907,020      14,641,894       10,745,185      47,622,792
Delaware VIP Emerging Markets Service Class              1,648,785            --       1,648,785       41,760,278      40,746,595
Delaware VIP High Yield Standard Class                     662,817            --         662,817           24,107       1,170,226
Delaware VIP High Yield Service Class                    9,019,747            --       9,019,747        9,563,102      34,571,385
Delaware VIP International Value Equity Standard
   Class                                                   (35,226)           --         (35,226)          54,456          27,904
Delaware VIP Limited-Term Diversified Income Service
   Class                                                 2,892,189     2,748,087       5,640,276        3,335,434      12,178,073
Delaware VIP REIT Standard Class                          (556,874)           --        (556,874)       1,633,527       1,146,786
Delaware VIP REIT Service Class                        (13,626,248)           --     (13,626,248)      34,183,419      21,447,912
Delaware VIP Small Cap Value Standard Class                418,073            --         418,073        2,070,926       2,421,173
Delaware VIP Small Cap Value Service Class                (254,240)           --        (254,240)      74,841,961      71,368,632
Delaware VIP Smid Cap Growth Standard Class                 37,671            --          37,671        1,141,154       1,148,965
Delaware VIP Smid Cap Growth Service Class                 519,934            --         519,934        9,733,756       9,949,074
Delaware VIP Trend Standard Class                           81,463       321,310         402,773        1,168,329       1,480,258
Delaware VIP Trend Service Class                         4,853,669     2,916,236       7,769,905        5,121,804      12,031,398
Delaware VIP U.S. Growth Service Class                   1,834,757            --       1,834,757       12,598,227      13,412,747
Delaware VIP Value Standard Class                         (123,028)           --        (123,028)         831,881         767,220
Delaware VIP Value Service Class                        (4,531,928)           --      (4,531,928)      18,824,468      14,915,326
DWS VIP Alternative Asset Allocation Plus Class B          130,094        77,665         207,759        1,069,637       1,187,087
DWS VIP Equity 500 Index Class A                           (37,193)           --         (37,193)       2,805,656       2,863,843
DWS VIP Equity 500 Index Class B                          (212,906)           --        (212,906)       4,199,868       3,982,760
DWS VIP Small Cap Index Class A                           (246,496)           --        (246,496)       1,756,784       1,466,280
DWS VIP Small Cap Index Class B                         (1,557,454)           --      (1,557,454)       5,030,287       3,325,460
Fidelity VIP Contrafund Service Class 2                (21,286,599)      395,612     (20,890,987)     147,489,977     121,742,899
Fidelity VIP Equity-Income Initial Class                  (500,214)           --        (500,214)       1,340,169         862,172
Fidelity VIP Equity-Income Service Class 2              (3,158,380)           --      (3,158,380)       8,654,080       5,457,463
Fidelity VIP Growth Initial Class                         (436,652)       17,322        (419,330)       1,537,613       1,058,213
Fidelity VIP Growth Service Class 2                     (1,217,468)      207,940      (1,009,528)      13,693,008      11,732,482
Fidelity VIP Mid Cap Service Class 2                      (630,887)    1,043,171         412,284       81,108,071      76,758,933
Fidelity VIP Overseas Initial Class                       (111,176)        4,030        (107,146)         334,873         225,534
Fidelity VIP Overseas Service Class 2                   (2,923,282)      154,705      (2,768,577)      11,473,228       8,417,638
FTVIPT Franklin Income Securities Class 2               (5,423,198)           --      (5,423,198)      30,172,761      46,793,177
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                (179,118)           --        (179,118)      23,129,502      21,494,370
FTVIPT Mutual Shares Securities Class 2                 (4,661,807)           --      (4,661,807)      45,096,788      42,122,350
FTVIPT Templeton Global Bond Securities Class 2         14,041,680     1,694,883      15,736,563       61,693,500      76,340,096
FTVIPT Templeton Growth Securities Class 2              (5,191,986)           --      (5,191,986)       8,497,461       3,127,263
Goldman Sachs VIT Large Cap Value Service Class             85,804            --          85,804        7,714,199       7,902,131
Invesco V.I. Capital Appreciation Series I                (160,867)           --        (160,867)         567,814         385,406
Invesco V.I. Capital Appreciation Series II                (78,129)           --         (78,129)         311,975         215,124
Invesco V.I. Core Equity Series I                           13,297            --          13,297          830,740         786,047
Invesco V.I. Core Equity Series II                           5,377            --           5,377          288,324         265,370
Invesco V.I. International Growth Series I                 286,147            --         286,147           53,062         366,817
Invesco V.I. International Growth Series II                168,046            --         168,046          160,538         335,995
Janus Aspen Series Balanced Service Class                  739,257            --         739,257          536,025       1,500,006
Janus Aspen Series Enterprise Service Class                298,107            --         298,107        1,455,720       1,629,163
Janus Aspen Series Worldwide Service Class                  (2,907)           --          (2,907)         247,572         225,575

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II          $        --     $     (2,060)     $     (2,060)
LVIP American Global Small Capitalization Service
   Class II                                                    --           (2,740)           (2,740)
LVIP American Growth Service Class II                          --           (9,932)           (9,932)
LVIP American Growth-Income Service Class II                   --           (6,947)           (6,947)
LVIP American International Service Class II                   --           (4,513)           (4,513)
LVIP Baron Growth Opportunities Service Class                  --       (1,160,993)       (1,160,993)
LVIP BlackRock Inflation Protected Bond Service
   Class                                                   28,714          (11,676)           17,038
LVIP Capital Growth Service Class                              --         (918,338)         (918,338)
LVIP Cohen & Steers Global Real Estate Service Class           --         (998,805)         (998,805)
LVIP Columbia Value Opportunities Service Class                --         (167,847)         (167,847)
LVIP Delaware Bond Standard Class                       7,172,464       (3,553,378)        3,619,086
LVIP Delaware Bond Service Class                       43,876,268      (18,058,251)       25,818,017
LVIP Delaware Diversified Floating Rate Service
   Class                                                    8,744           (9,842)           (1,098)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         340,743         (227,216)          113,527
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          705,928         (523,092)          182,836
LVIP Delaware Growth and Income Service Class             205,802         (504,509)         (298,707)
LVIP Delaware Social Awareness Standard Class              71,234         (198,852)         (127,618)
LVIP Delaware Social Awareness Service Class              124,998         (759,879)         (634,881)
LVIP Delaware Special Opportunities Service Class          88,156         (276,415)         (188,259)
LVIP Global Income Service Class                        4,636,259       (2,230,960)        2,405,299
LVIP Janus Capital Appreciation Standard Class             19,629          (46,495)          (26,866)
LVIP Janus Capital Appreciation Service Class             301,189         (976,486)         (675,297)
LVIP JPMorgan High Yield Service Class                     12,408           (2,566)            9,842
LVIP MFS International Growth Service Class               381,256         (920,080)         (538,824)
LVIP MFS Value Service Class                            3,747,578       (3,791,167)          (43,589)
LVIP Mid-Cap Value Service Class                            2,786         (508,742)         (505,956)
LVIP Mondrian International Value Standard Class          739,659         (388,511)          351,148
LVIP Mondrian International Value Service Class         3,341,905       (1,724,145)        1,617,760
LVIP Money Market Standard Class                           39,264       (1,344,125)       (1,304,861)
LVIP Money Market Service Class                           170,701       (6,985,235)       (6,814,534)
LVIP SSgA Bond Index Service Class                     15,002,931      (12,313,194)        2,689,737
LVIP SSgA Conservative Index Allocation Service
   Class                                                       --           (1,716)           (1,716)
LVIP SSgA Conservative Structured Allocation Service
   Class                                                       --           (7,299)           (7,299)
LVIP SSgA Developed International 150 Service Class     1,235,057       (1,725,868)         (490,811)
LVIP SSgA Emerging Markets 100 Service Class            1,266,930       (1,982,241)         (715,311)
LVIP SSgA Global Tactical Allocation Service Class        475,179         (925,565)         (450,386)
LVIP SSgA International Index Service Class             2,120,394       (2,425,151)         (304,757)
LVIP SSgA Large Cap 100 Service Class                   2,476,939       (3,553,510)       (1,076,571)
LVIP SSgA Moderate Index Allocation Service Class              --           (3,272)           (3,272)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                       --          (22,507)          (22,507)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                               --           (2,740)           (2,740)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                    --          (13,715)          (13,715)
LVIP SSgA S&P 500 Index Standard Class                     20,807          (26,822)           (6,015)
LVIP SSgA S&P 500 Index Service Class                   3,448,122       (5,198,405)       (1,750,283)
LVIP SSgA Small-Cap Index Service Class                   316,892       (1,481,184)       (1,164,292)
LVIP SSgA Small-Mid Cap 200 Service Class               1,250,128       (1,189,964)           60,164
LVIP T. Rowe Price Growth Stock Service Class                  --         (865,591)         (865,591)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                              --          (40,107)          (40,107)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                               --         (559,636)         (559,636)
LVIP Templeton Growth Service Class                     1,514,731       (1,374,365)          140,366
LVIP Turner Mid-Cap Growth Service Class                       --         (302,281)         (302,281)
LVIP Wells Fargo Intrinsic Value Service Class            189,873         (402,351)         (212,478)
LVIP Wilshire 2010 Profile Service Class                   70,543         (145,723)          (75,180)
LVIP Wilshire 2020 Profile Service Class                  113,298         (272,497)         (159,199)
LVIP Wilshire 2030 Profile Service Class                   57,274         (180,352)         (123,078)
LVIP Wilshire 2040 Profile Service Class                   29,773          (91,625)          (61,852)
LVIP Wilshire Conservative Profile Service Class       12,271,263       (5,880,630)        6,390,633

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II            $        16   $        --   $         16     $     51,812     $     49,768
LVIP American Global Small Capitalization Service
   Class II                                                     103            --            103           53,319           50,682
LVIP American Growth Service Class II                         1,492            --          1,492          203,231          194,791
LVIP American Growth-Income Service Class II                    336            --            336          134,428          127,817
LVIP American International Service Class II                    349            --            349           79,318           75,154
LVIP Baron Growth Opportunities Service Class               684,055            --        684,055       16,994,287       16,517,349
LVIP BlackRock Inflation Protected Bond Service
   Class                                                    (12,754)           --        (12,754)         (39,395)         (35,111)
LVIP Capital Growth Service Class                         1,250,799            --      1,250,799       20,834,744       21,167,205
LVIP Cohen & Steers Global Real Estate Service Class        209,305            --        209,305       10,117,278        9,327,778
LVIP Columbia Value Opportunities Service Class             354,019            --        354,019        2,091,958        2,278,130
LVIP Delaware Bond Standard Class                         4,582,765     4,340,679      8,923,444        2,042,619       14,585,149
LVIP Delaware Bond Service Class                          9,242,355    26,641,819     35,884,174        9,774,838       71,477,029
LVIP Delaware Diversified Floating Rate Service
   Class                                                       (476)           --           (476)          (1,255)          (2,829)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          (381,885)           --       (381,885)       1,524,027        1,255,669
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         (2,313,836)           --     (2,313,836)       4,748,629        2,617,629
LVIP Delaware Growth and Income Service Class              (606,165)           --       (606,165)       4,279,139        3,374,267
LVIP Delaware Social Awareness Standard Class               110,310            --        110,310        1,142,632        1,125,324
LVIP Delaware Social Awareness Service Class               (176,838)           --       (176,838)       5,092,461        4,280,742
LVIP Delaware Special Opportunities Service Class           469,441            --        469,441        4,291,530        4,572,712
LVIP Global Income Service Class                            418,311            --        418,311        7,243,392       10,067,002
LVIP Janus Capital Appreciation Standard Class               55,238            --         55,238          225,613          253,985
LVIP Janus Capital Appreciation Service Class             1,042,747            --      1,042,747        4,789,714        5,157,164
LVIP JPMorgan High Yield Service Class                         (307)           --           (307)          11,475           21,010
LVIP MFS International Growth Service Class              (1,943,122)           --     (1,943,122)      11,063,933        8,581,987
LVIP MFS Value Service Class                              1,639,969            --      1,639,969       34,241,562       35,837,942
LVIP Mid-Cap Value Service Class                            770,285            --        770,285        6,645,132        6,909,461
LVIP Mondrian International Value Standard Class           (555,767)           --       (555,767)         146,322          (58,297)
LVIP Mondrian International Value Service Class          (2,631,287)           --     (2,631,287)       1,755,432          741,905
LVIP Money Market Standard Class                                  8           325            333               (8)      (1,304,536)
LVIP Money Market Service Class                                  21         1,726          1,747              (21)      (6,812,808)
LVIP SSgA Bond Index Service Class                        3,713,732            --      3,713,732       14,201,350       20,604,819
LVIP SSgA Conservative Index Allocation Service
   Class                                                        198            --            198           16,984           15,466
LVIP SSgA Conservative Structured Allocation Service
   Class                                                        124            --            124           74,302           67,127
LVIP SSgA Developed International 150 Service Class       1,526,279            --      1,526,279        8,038,660        9,074,128
LVIP SSgA Emerging Markets 100 Service Class              6,136,390            --      6,136,390       24,622,099       30,043,178
LVIP SSgA Global Tactical Allocation Service Class       (2,071,293)           --     (2,071,293)       6,291,080        3,769,401
LVIP SSgA International Index Service Class               1,545,817            --      1,545,817       11,906,422       13,147,482
LVIP SSgA Large Cap 100 Service Class                     5,865,615            --      5,865,615       30,666,851       35,455,895
LVIP SSgA Moderate Index Allocation Service Class                19            --             19           48,766           45,513
LVIP SSgA Moderate Structured Allocation Service
   Class                                                      1,465            --          1,465          277,191          256,149
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                                 28            --             28           36,745           34,033
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                  12,539            --         12,539          218,707          217,531
LVIP SSgA S&P 500 Index Standard Class                      104,960            --        104,960          135,215          234,160
LVIP SSgA S&P 500 Index Service Class                     3,113,596            --      3,113,596       43,759,940       45,123,253
LVIP SSgA Small-Cap Index Service Class                   2,240,480            --      2,240,480       20,360,581       21,436,769
LVIP SSgA Small-Mid Cap 200 Service Class                 4,730,856            --      4,730,856       11,733,512       16,524,532
LVIP T. Rowe Price Growth Stock Service Class             1,883,124            --      1,883,124        6,823,954        7,841,487
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           110,538            --        110,538          490,498          560,929
LVIP T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                  1,375,428            --      1,375,428        8,120,728        8,936,520
LVIP Templeton Growth Service Class                      (1,663,025)           --     (1,663,025)       6,401,308        4,878,649
LVIP Turner Mid-Cap Growth Service Class                   (110,955)           --       (110,955)       4,868,079        4,454,843
LVIP Wells Fargo Intrinsic Value Service Class             (736,424)           --       (736,424)       4,601,006        3,652,104
LVIP Wilshire 2010 Profile Service Class                    276,093            --        276,093          584,723          785,636
LVIP Wilshire 2020 Profile Service Class                    262,621            --        262,621        1,537,479        1,640,901
LVIP Wilshire 2030 Profile Service Class                    389,107            --        389,107          690,289          956,318
LVIP Wilshire 2040 Profile Service Class                     96,023            --         96,023          573,553          607,724
LVIP Wilshire Conservative Profile Service Class          6,577,060            --      6,577,060       15,747,029       28,714,722

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
LVIP Wilshire Moderate Profile Service Class          $26,696,030     $(16,697,293)      $ 9,998,737
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                               15,167,592       (9,742,013)        5,425,579
Lord Abbett Fundamental Equity Class VC                    28,240          (64,380)          (36,140)
MFS VIT Core Equity Service Class                          25,294          (44,927)          (19,633)
MFS VIT Growth Initial Class                                3,547          (42,488)          (38,941)
MFS VIT Growth Service Class                                   --         (187,299)         (187,299)
MFS VIT Total Return Initial Class                        403,117         (206,301)          196,816
MFS VIT Total Return Service Class                      7,658,755       (4,979,105)        2,679,650
MFS VIT Utilities Initial Class                           404,766         (181,249)          223,517
MFS VIT Utilities Service Class                         4,962,730       (2,657,526)        2,305,204
Morgan Stanley UIF Capital Growth Class II                     --           (9,595)           (9,595)
NB AMT Mid-Cap Growth I Class                                  --         (809,249)         (809,249)
NB AMT Regency I Class                                    371,712         (885,323)         (513,611)
Oppenheimer Global Securities Service Class                19,826          (21,181)           (1,355)
PIMCO VIT Commodity Real Return Advisor Class             976,901          (97,832)          879,069
Putnam VT Global Health Care Class IB                      59,132          (47,465)           11,667
Putnam VT Growth & Income Class IB                         32,097          (32,534)             (437)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Moderate Profile Service Class            $  (191,090)    $     --    $  (191,090)     $ 82,172,467     $91,980,114
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                 (6,046,983)          --     (6,046,983)       60,367,344      59,745,940
Lord Abbett Fundamental Equity Class VC                     129,017           --        129,017         1,284,818       1,377,695
MFS VIT Core Equity Service Class                            70,733           --         70,733           316,151         367,251
MFS VIT Growth Initial Class                               (136,016)          --       (136,016)          555,155         380,198
MFS VIT Growth Service Class                                594,943           --        594,943         1,275,862       1,683,506
MFS VIT Total Return Initial Class                         (150,372)          --       (150,372)        1,092,050       1,138,494
MFS VIT Total Return Service Class                       (3,853,276)          --     (3,853,276)       24,515,078      23,341,452
MFS VIT Utilities Initial Class                             100,936           --        100,936           758,946       1,083,399
MFS VIT Utilities Service Class                          (3,323,740)          --     (3,323,740)       19,325,819      18,307,283
Morgan Stanley UIF Capital Growth Class II                   46,491           --         46,491           192,742         229,638
NB AMT Mid-Cap Growth I Class                             2,014,076           --      2,014,076        10,661,078      11,865,905
NB AMT Regency I Class                                     (692,719)          --       (692,719)       12,736,697      11,530,367
Oppenheimer Global Securities Service Class                  35,798           --         35,798           399,422         433,865
PIMCO VIT Commodity Real Return Advisor Class              (226,115)     172,321        (53,794)          848,474       1,673,749
Putnam VT Global Health Care Class IB                        27,074           --         27,074           (15,577)         23,164
Putnam VT Growth & Income Class IB                         (206,694)          --       (206,694)          432,181         225,050

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                                    ABVPSF
                                                                    GLOBAL         ABVPSF                        ABVPSF
                                                                   THEMATIC        GROWTH          ABVPSF       LARGE CAP
                                                                    GROWTH       AND INCOME    INTERNATIONAL     GROWTH
                                                                    CLASS B        CLASS B     VALUE CLASS B     CLASS B
                                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $16,985,544   $128,497,995   $ 87,885,870    $13,536,124
Changes From Operations:
   - Net investment income (loss)                                    (363,556)     2,506,589       (376,967)      (214,742)
   - Net realized gain (loss) on investments                       (2,340,719)   (18,749,569)   (29,652,593)      (814,949)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   11,677,408     38,358,578     59,818,107      5,106,294
                                                                  -----------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  8,973,133     22,115,598     29,788,547      4,076,603
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             1,387,266      5,288,854     14,516,844         56,908
   - Contract withdrawals and transfers to annuity reserves        (1,928,716)   (14,525,038)    (5,096,588)    (1,826,206)
   - Contract transfers                                             2,065,760      3,883,718    (10,232,130)    (1,092,728)
                                                                  -----------   ------------   ------------    -----------
                                                                    1,524,310     (5,352,466)      (811,874)    (2,862,026)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --             --             --
   - Annuity Payments                                                  (1,635)       (16,172)        (3,528)        (3,561)
   - Receipt (reimbursement) of mortality guarantee adjustments            --            905             (2)            --
                                                                  -----------   ------------   ------------    -----------
                                                                       (1,635)       (15,267)        (3,530)        (3,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     1,522,675     (5,367,733)      (815,404)    (2,865,587)
                                                                  -----------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            10,495,808     16,747,865     28,973,143      1,211,016
                                                                  -----------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                                    27,481,352    145,245,860    116,859,013     14,747,140
Changes From Operations:
   - Net investment income (loss)                                      88,067     (2,261,139)     2,487,359       (174,029)
   - Net realized gain (loss) on investments                          326,911     (9,443,179)    (7,537,796)        27,103
   - Net change in unrealized appreciation or depreciation on
     investments                                                    3,542,881     27,110,122     13,178,540      1,083,009
                                                                  -----------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  3,957,859     15,405,804      8,128,103        936,083
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             1,962,059      7,591,190     18,978,532         56,676
   - Contract withdrawals and transfers to annuity reserves        (3,042,746)   (15,532,866)    (7,299,880)    (2,161,019)
   - Contract transfers                                              (843,768)     1,181,376     40,713,736       (615,507)
                                                                  -----------   ------------   ------------    -----------
                                                                   (1,924,455)    (6,760,300)    52,392,388     (2,719,850)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --             --             --
   - Annuity Payments                                                  (1,793)       (13,622)        (5,355)            --
   - Receipt (reimbursement) of mortality guarantee adjustments            --          1,205              2             --
                                                                  -----------   ------------   ------------    -----------
                                                                       (1,793)       (12,417)        (5,353)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,926,248)    (6,772,717)    52,387,035     (2,719,850)
                                                                  -----------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             2,031,611      8,633,087     60,515,138     (1,783,767)
                                                                  -----------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                                   $29,512,963   $153,878,947   $177,374,151    $12,963,373
                                                                  ===========   ============   ============    ===========

                                                                      ABVPSF       AMERICAN       AMERICAN        AMERICAN
                                                                    SMALL/MID      CENTURY         FUNDS            FUNDS
                                                                       CAP       VP INFLATION      GLOBAL       GLOBAL SMALL
                                                                      VALUE       PROTECTION       GROWTH      CAPITALIZATION
                                                                     CLASS B       CLASS II       CLASS 2         CLASS 2
                                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 84,894,668   $237,085,710   $216,967,583    $174,409,032
Changes From Operations:
   - Net investment income (loss)                                     (666,807)       575,017       (522,397)     (2,916,394)
   - Net realized gain (loss) on investments                       (10,957,685)      (418,404)   (19,908,816)    (28,020,563)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    43,790,839     23,919,453    104,412,906     138,033,579
                                                                  ------------   ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  32,166,347     24,076,066     83,981,693     107,096,622
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,751,449     52,964,585     24,619,295      31,392,739
   - Contract withdrawals and transfers to annuity reserves         (5,841,308)   (23,698,718)   (14,847,803)    (14,943,508)
   - Contract transfers                                            (14,806,627)    96,955,961    (31,086,107)     (9,792,101)
                                                                  ------------   ------------   ------------    ------------
                                                                   (12,896,486)   126,221,828    (21,314,615)      6,657,130
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --          9,401         (2,411)             --
   - Annuity Payments                                                   (3,690)       (33,097)        (9,231)         (9,469)
   - Receipt (reimbursement) of mortality guarantee adjustments             --            416              9           1,509
                                                                  ------------   ------------   ------------    ------------
                                                                        (3,690)       (23,280)       (11,633)         (7,960)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (12,900,176)   126,198,548    (21,326,248)      6,649,170
                                                                  ------------   ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             19,266,171    150,274,614     62,655,445     113,745,792
                                                                  ------------   ------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2009                                    104,160,839    387,360,324    279,623,028     288,154,824
Changes From Operations:
   - Net investment income (loss)                                   (1,657,474)      (164,118)      (161,888)        962,285
   - Net realized gain (loss) on investments                            79,006      4,437,401     (1,624,228)       (627,381)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    29,173,097      9,419,766     32,033,296      66,309,880
                                                                  ------------   ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  27,594,629     13,693,049     30,247,180      66,644,784
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             16,361,177     66,270,959     28,971,020      41,546,882
   - Contract withdrawals and transfers to annuity reserves         (9,375,915)   (37,696,225)   (21,103,150)    (23,765,638)
   - Contract transfers                                             11,824,705     64,542,266     13,537,303      33,356,956
                                                                  ------------   ------------   ------------    ------------
                                                                    18,809,967     93,117,000     21,405,173      51,138,200
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           60,063         60,063         46,679           7,669
   - Annuity Payments                                                   (1,543)        (3,652)       (11,589)        (11,032)
   - Receipt (reimbursement) of mortality guarantee adjustments            (33)           517           (510)            935
                                                                  ------------   ------------   ------------    ------------
                                                                        58,487         56,928         34,580          (2,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     18,868,454     93,173,928     21,439,753      51,135,772
                                                                  ------------   ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             46,463,083    106,866,977     51,686,933     117,780,556
                                                                  ------------   ------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                                   $150,623,922   $494,227,301   $331,309,961    $405,935,380
                                                                  ============   ============   ============    ============

                                                                                      AMERICAN
                                                                    AMERICAN            FUNDS          AMERICAN
                                                                     FUNDS             GROWTH           FUNDS
                                                                      GROWTH           -INCOME      INTERNATIONAL
                                                                     CLASS 2           CLASS 2         CLASS 2
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $1,096,444,796   $1,213,955,684   $ 567,950,440
Changes From Operations:
   - Net investment income (loss)                                    (13,150,516)       1,165,213        (951,263)
   - Net realized gain (loss) on investments                         (60,845,946)     (60,790,318)    (40,711,795)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     509,708,432      439,961,592     255,132,005
                                                                  --------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   435,711,970      380,336,487     213,468,947
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              113,426,584      110,922,199      49,525,302
   - Contract withdrawals and transfers to annuity reserves          (96,862,332)    (106,353,810)    (44,987,404)
   - Contract transfers                                              164,731,278      167,826,007     (95,476,206)
                                                                  --------------   --------------   -------------
                                                                     181,295,530      172,394,396     (90,938,308)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             (2,654)         (15,719)             --
   - Annuity Payments                                                    (62,186)        (194,267)        (37,361)
   - Receipt (reimbursement) of mortality guarantee adjustments             (881)           4,384           2,640
                                                                  --------------   --------------   -------------
                                                                         (65,721)        (205,602)        (34,721)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      181,229,809      172,188,794     (90,973,029)
                                                                  --------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              616,941,779      552,525,281     122,495,918
                                                                  --------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2009                                    1,713,386,575    1,766,480,965     690,446,358
Changes From Operations:
   - Net investment income (loss)                                    (16,136,131)        (977,966)      3,234,681
   - Net realized gain (loss) on investments                         (14,223,638)     (19,884,171)     (5,429,423)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     312,374,236      196,483,474      43,502,953
                                                                  --------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   282,014,467      175,621,337      41,308,211
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              121,754,532      115,629,269      62,959,658
   - Contract withdrawals and transfers to annuity reserves         (142,936,764)    (150,851,178)    (56,764,412)
   - Contract transfers                                              (29,252,347)      59,039,134      25,892,480
                                                                  --------------   --------------   -------------
                                                                     (50,434,579)      23,817,225      32,087,726
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            190,448           42,910         126,634
   - Annuity Payments                                                    (74,593)        (214,604)        (33,434)
   - Receipt (reimbursement) of mortality guarantee adjustments           (6,591)          (4,755)            358
                                                                  --------------   --------------   -------------
                                                                         109,264         (176,449)         93,558
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (50,325,315)      23,640,776      32,181,284
                                                                  --------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              231,689,152      199,262,113      73,489,495
                                                                  --------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2010                                   $1,945,075,727   $1,965,743,078   $ 763,935,853
                                                                  ==============   ==============   =============

                                                                                        DELAWARE
                                                                       BLACKROCK           VIP
                                                                         GLOBAL        DIVERSIFIED
                                                                    ALLOCATION V.I.       INCOME
                                                                       CLASS III      SERVICE CLASS
                                                                       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                        $         --     $383,243,656
Changes From Operations:
   - Net investment income (loss)                                       1,393,171       17,797,295
   - Net realized gain (loss) on investments                              428,921        1,569,629
   - Net change in unrealized appreciation or depreciation on
     investments                                                       6,219,997       92,958,293
                                                                     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      8,042,089      112,325,217
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                76,518,727       90,253,864
   - Contract withdrawals and transfers to annuity reserves            (3,242,976)     (38,468,101)
   - Contract transfers                                               122,377,738      167,889,167
                                                                     ------------     ------------
                                                                      195,653,489      219,674,930
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                  --            7,422
   - Annuity Payments                                                          --          (29,458)
   - Receipt (reimbursement) of mortality guarantee adjustments                --              472
                                                                     ------------     ------------
                                                                               --          (21,564)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       195,653,489      219,653,366
                                                                     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               203,695,578      331,978,583
                                                                     ------------     ------------
NET ASSETS AT DECEMBER 31, 2009                                       203,695,578      715,222,239
Changes From Operations:
   - Net investment income (loss)                                        (227,747)      22,235,713
   - Net realized gain (loss) on investments                            5,005,435       14,641,894
   - Net change in unrealized appreciation or depreciation on
     investments                                                      36,508,309       10,745,185
                                                                     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     41,285,997       47,622,792
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               192,117,891      146,750,882
   - Contract withdrawals and transfers to annuity reserves           (17,458,143)     (68,397,817)
   - Contract transfers                                               197,859,645      157,227,296
                                                                     ------------     ------------
                                                                      372,519,393      235,580,361
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             129,776           24,963
   - Annuity Payments                                                      (5,098)         (27,972)
   - Receipt (reimbursement) of mortality guarantee adjustments               (42)            (136)
                                                                     ------------     ------------
                                                                          124,636           (3,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       372,644,029      235,577,216
                                                                     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               413,930,026      283,200,008
                                                                     ------------     ------------
NET ASSETS AT DECEMBER 31, 2010                                      $617,625,604     $998,422,247
                                                                     ============     ============

See accompanying notes.

                                                                                                                  DELAWARE VIP
                                                                   DELAWARE VIP   DELAWARE VIP                   INTERNATIONAL
                                                                     EMERGING      HIGH YIELD     DELAWARE VIP    VALUE EQUITY
                                                                     MARKETS        STANDARD       HIGH YIELD       STANDARD
                                                                  SERVICE CLASS      CLASS       SERVICE CLASS       CLASS
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $141,037,891    $ 8,034,157    $166,499,584    $ 423,335
Changes From Operations:
   - Net investment income (loss)                                   (1,314,684)       740,545      12,476,775        8,219
   - Net realized gain (loss) on investments                       (18,525,970)        61,432      (8,121,159)    (113,617)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   119,959,749      3,045,045      81,123,245      219,237
                                                                  ------------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 100,119,095      3,847,022      85,478,861      113,839
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             13,639,060         37,906      20,173,812          111
   - Contract withdrawals and transfers to annuity reserves        (10,982,758)    (1,249,707)    (19,181,407)     (87,549)
   - Contract transfers                                            (20,680,585)    (2,809,227)     12,941,276      (75,895)
                                                                  ------------    -----------    ------------    ---------
                                                                   (18,024,283)    (4,021,028)     13,933,681     (163,333)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --           --
   - Annuity Payments                                                   (1,210)          (229)        (27,562)          --
   - Receipt (reimbursement) of mortality guarantee adjustments            596             24             472           --
                                                                  ------------    -----------    ------------    ---------
                                                                          (614)          (205)        (27,090)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (18,024,897)    (4,021,233)     13,906,591     (163,333)
                                                                  ------------    -----------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             82,094,198       (174,211)     99,385,452      (49,494)
                                                                  ------------    -----------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2009                                    223,132,089      7,859,946     265,885,036      373,841
Changes From Operations:
   - Net investment income (loss)                                   (2,662,468)       483,302      15,988,536        8,674
   - Net realized gain (loss) on investments                         1,648,785        662,817       9,019,747      (35,226)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    41,760,278         24,107       9,563,102       54,456
                                                                  ------------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  40,746,595      1,170,226      34,571,385       27,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             40,467,163         26,204      22,709,137          111
   - Contract withdrawals and transfers to annuity reserves        (18,140,980)    (1,166,721)    (28,170,921)     (12,684)
   - Contract transfers                                             26,665,367      3,733,195      24,431,694      (54,566)
                                                                  ------------    -----------    ------------    ---------
                                                                    48,991,550      2,592,678      18,969,910      (67,139)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           67,304             --         135,493           --
   - Annuity Payments                                                     (961)          (272)        (26,669)          --
   - Receipt (reimbursement) of mortality guarantee adjustments        (20,626)            38             680           --
                                                                  ------------    -----------    ------------    ---------
                                                                        45,717           (234)        109,504           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     49,037,267      2,592,444      19,079,414      (67,139)
                                                                  ------------    -----------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             89,783,862      3,762,670      53,650,799      (39,235)
                                                                  ------------    -----------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2010                                   $312,915,951    $11,622,616    $319,535,835    $ 334,606
                                                                  ============    ===========    ============    =========

                                                                   DELAWARE VIP                                 DELAWARE VIP
                                                                   LIMITED-TERM     DELAWARE                      SMALL CAP
                                                                   DIVERSIFIED      VIP REIT      DELAWARE          VALUE
                                                                      INCOME        STANDARD      VIP REIT        STANDARD
                                                                  SERVICE CLASS      CLASS      SERVICE CLASS       CLASS
                                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 81,388,856    $ 5,881,815   $ 97,607,134    $ 9,651,885
Changes From Operations:
   - Net investment income (loss)                                    3,806,577        161,265      2,398,009        (31,109)
   - Net realized gain (loss) on investments                         1,860,631     (2,234,071)   (42,530,953)      (754,492)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    12,775,031      2,828,918     55,056,090      2,830,454
                                                                  ------------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  18,442,239        756,112     14,923,146      2,044,853
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             57,658,293         42,467      1,646,253         83,175
   - Contract withdrawals and transfers to annuity reserves        (18,453,533)    (1,117,806)    (8,064,327)    (1,844,944)
   - Contract transfers                                            223,183,214       (558,162)   (16,400,874)    (1,049,085)
                                                                  ------------    -----------   ------------    -----------
                                                                   262,387,974     (1,633,501)   (22,818,948)    (2,810,854)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           43,923         (5,150)            --             --
   - Annuity Payments                                                 (162,724)        (5,806)       (25,844)          (731)
   - Receipt (reimbursement) of mortality guarantee adjustments           (131)           155          1,275             35
                                                                  ------------    -----------   ------------    -----------
                                                                      (118,932)       (10,801)       (24,569)          (696)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    262,269,042     (1,644,302)   (22,843,517)    (2,811,550)
                                                                  ------------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            280,711,281       (888,190)    (7,920,371)      (766,697)
                                                                  ------------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                                    362,100,137      4,993,625     89,686,763      8,885,188
Changes From Operations:
   - Net investment income (loss)                                    3,202,363         70,133        890,741        (67,826)
   - Net realized gain (loss) on investments                         5,640,276       (556,874)   (13,626,248)       418,073
   - Net change in unrealized appreciation or depreciation on
     investments                                                     3,335,434      1,633,527     34,183,419      2,070,926
                                                                  ------------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  12,178,073      1,146,786     21,447,912      2,421,173
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            118,665,809         22,296      6,217,771         13,239
   - Contract withdrawals and transfers to annuity reserves        (39,702,580)      (798,368)   (12,039,714)    (1,378,119)
   - Contract transfers                                            205,289,661        (19,599)     5,262,827       (408,796)
                                                                  ------------    -----------   ------------    -----------
                                                                   284,252,890       (795,671)      (559,116)    (1,773,676)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           35,635           (165)            --             --
   - Annuity Payments                                                 (180,302)       (15,094)       (27,937)          (954)
   - Receipt (reimbursement) of mortality guarantee adjustments             85             79         (1,059)            59
                                                                  ------------    -----------   ------------    -----------
                                                                      (144,582)       (15,180)       (28,996)          (895)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    284,108,308       (810,851)      (588,112)    (1,774,571)
                                                                  ------------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            296,286,381        335,935     20,859,800        646,602
                                                                  ------------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                                   $658,386,518    $ 5,329,560   $110,546,563    $ 9,531,790
                                                                  ============    ===========   ============    ===========

                                                                                  DELAWARE VIP
                                                                   DELAWARE VIP     SMID CAP      DELAWARE VIP
                                                                    SMALL CAP        GROWTH         SMID CAP
                                                                      VALUE         STANDARD         GROWTH
                                                                  SERVICE CLASS       CLASS      SERVICE CLASS
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $230,267,773     $       --     $        --
Changes From Operations:
   - Net investment income (loss)                                   (2,197,008)            --              --
   - Net realized gain (loss) on investments                       (29,150,675)            --              --
   - Net change in unrealized appreciation or depreciation on
     investments                                                    90,706,523             --              --
                                                                  ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  59,358,840             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             15,053,198             --              --
   - Contract withdrawals and transfers to annuity reserves        (16,065,928)            --              --
   - Contract transfers                                            (41,513,418)            --              --
                                                                  ------------     ----------     -----------
                                                                   (42,526,148)            --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --
   - Annuity Payments                                                  (11,856)            --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             59             --              --
                                                                  ------------     ----------     -----------
                                                                       (11,797)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (42,537,945)            --              --
                                                                  ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,820,895             --              --
                                                                  ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                    247,088,668             --              --
Changes From Operations:
   - Net investment income (loss)                                   (3,219,089)       (29,860)       (304,616)
   - Net realized gain (loss) on investments                          (254,240)        37,671         519,934
   - Net change in unrealized appreciation or depreciation on
     investments                                                    74,841,961      1,141,154       9,733,756
                                                                  ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  71,368,632      1,148,965       9,949,074
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             22,988,917          7,085         766,517
   - Contract withdrawals and transfers to annuity reserves        (23,776,911)      (332,279)     (3,459,005)
   - Contract transfers                                             (8,227,292)     8,553,412      77,646,323
                                                                  ------------     ----------     -----------
                                                                    (9,015,286)     8,228,218      74,953,835
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --
   - Annuity Payments                                                  (12,433)        62,991          61,002
   - Receipt (reimbursement) of mortality guarantee adjustments            108          2,177              16
                                                                  ------------     ----------     -----------
                                                                       (12,325)        65,168          61,018
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (9,027,611)     8,293,386      75,014,853
                                                                  ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             62,341,021      9,442,351      84,963,927
                                                                  ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $309,429,689     $9,442,351     $84,963,927
                                                                  ============     ==========     ===========

                                                                   DELAWARE
                                                                   VIP TREND      DELAWARE
                                                                   STANDARD       VIP TREND
                                                                     CLASS      SERVICE CLASS
                                                                  SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 7,010,663   $ 52,003,840
Changes From Operations:
   - Net investment income (loss)                                    (104,245)      (928,602)
   - Net realized gain (loss) on investments                         (995,807)    (7,340,381)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    4,243,750     32,589,215
                                                                  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  3,143,698     24,320,232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                28,825      1,704,940
   - Contract withdrawals and transfers to annuity reserves        (1,134,769)    (5,167,357)
   - Contract transfers                                              (639,866)    (6,395,750)
                                                                  -----------   ------------
                                                                   (1,745,810)    (9,858,167)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                  (4,578)        (2,464)
   - Receipt (reimbursement) of mortality guarantee adjustments         1,177             (3)
                                                                  -----------   ------------
                                                                       (3,401)        (2,467)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,749,211)    (9,860,634)
                                                                  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,394,487     14,459,598
                                                                  -----------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     8,405,150     66,463,438
Changes From Operations:
   - Net investment income (loss)                                     (90,844)      (860,311)
   - Net realized gain (loss) on investments                          402,773      7,769,905
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,168,329      5,121,804
                                                                  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,480,258     12,031,398
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                48,041      2,039,913
   - Contract withdrawals and transfers to annuity reserves        (1,199,707)    (6,167,430)
   - Contract transfers                                            (8,664,465)   (74,302,949)
                                                                  -----------   ------------
                                                                   (9,816,131)   (78,430,466)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                 (69,277)       (64,370)
   - Receipt (reimbursement) of mortality guarantee adjustments            --             --
                                                                  -----------   ------------
                                                                      (69,277)       (64,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (9,885,408)   (78,494,836)
                                                                  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (8,405,150)   (66,463,438)
                                                                  -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                                   $        --   $         --
                                                                  ===========   ============

See accompanying notes.

                                                                                                                   DWS VIP
                                                                                    DELAWARE                     ALTERNATIVE
                                                                   DELAWARE VIP    VIP VALUE       DELAWARE         ASSET
                                                                   U.S. GROWTH      STANDARD      VIP VALUE      ALLOCATION
                                                                  SERVICE CLASS      CLASS      SERVICE CLASS   PLUS CLASS B
                                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 21,229,340    $ 6,352,152   $ 92,632,743     $        --
Changes From Operations:
   - Net investment income (loss)                                     (507,952)       105,224      1,088,904         (27,293)
   - Net realized gain (loss) on investments                          (819,808)      (503,414)    (9,904,400)        176,371
   - Net change in unrealized appreciation or depreciation on
     investments                                                    14,427,801      1,243,917     24,497,054         136,879
                                                                  ------------    -----------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  13,100,041        845,727     15,681,558         285,957
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              9,272,208         33,626      5,794,340       1,116,477
   - Contract withdrawals and transfers to annuity reserves         (2,807,657)      (871,437)    (6,612,626)       (106,750)
   - Contract transfers                                             21,536,358       (291,800)     9,556,703       1,983,110
                                                                  ------------    -----------   ------------     -----------
                                                                    28,000,909     (1,129,611)     8,738,417       2,992,837
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --              --
   - Annuity Payments                                                   (4,395)        (4,091)        (1,639)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            699          1,417            285              --
                                                                  ------------    -----------   ------------     -----------
                                                                        (3,696)        (2,674)        (1,354)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     27,997,213     (1,132,285)     8,737,063       2,992,837
                                                                  ------------    -----------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             41,097,254       (286,558)    24,418,621       3,278,794
                                                                  ------------    -----------   ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     62,326,594      6,065,594    117,051,364       3,278,794
Changes From Operations:
   - Net investment income (loss)                                   (1,020,237)        58,367        622,786         (90,309)
   - Net realized gain (loss) on investments                         1,834,757       (123,028)    (4,531,928)        207,759
   - Net change in unrealized appreciation or depreciation on
     investments                                                    12,598,227        831,881     18,824,468       1,069,637
                                                                  ------------    -----------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  13,412,747        767,220     14,915,326       1,187,087
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             17,341,706         17,805      6,229,336       6,121,179
   - Contract withdrawals and transfers to annuity reserves         (5,459,668)      (616,857)    (8,816,848)       (710,133)
   - Contract transfers                                             37,097,284         50,109     (3,964,742)      8,810,813
                                                                  ------------    -----------   ------------     -----------
                                                                    48,979,322       (548,943)    (6,552,254)     14,221,859
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --              --
   - Annuity Payments                                                   (5,204)        (4,635)        (1,825)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            982          1,994         (5,645)             --
                                                                  ------------    -----------   ------------     -----------
                                                                        (4,222)        (2,641)        (7,470)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     48,975,100       (551,584)    (6,559,724)     14,221,859
                                                                  ------------    -----------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             62,387,847        215,636      8,355,602      15,408,946
                                                                  ------------    -----------   ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $124,714,441    $ 6,281,230   $125,406,966     $18,687,740
                                                                  ============    ===========   ============     ===========

                                                                     DWS VIP         DWS VIP         DWS VIP         DWS VIP
                                                                    EQUITY 500      EQUITY 500      SMALL CAP       SMALL CAP
                                                                  INDEX CLASS A   INDEX CLASS B   INDEX CLASS A   INDEX CLASS B
                                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $24,170,085     $29,391,732     $ 6,804,093     $18,430,158
Changes From Operations:
   - Net investment income (loss)                                      316,657         256,178          16,031          11,485
   - Net realized gain (loss) on investments                        (1,210,139)     (2,125,167)       (206,436)     (3,140,946)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,098,509       8,320,923       1,687,542       6,613,841
                                                                   -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   5,205,027       6,451,934       1,497,137       3,484,380
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                179,710         312,102          34,298         326,567
   - Contract withdrawals and transfers to annuity reserves         (3,269,453)     (2,447,593)       (756,803)     (1,136,876)
   - Contract transfers                                               (782,202)        242,478        (359,324)     (4,343,558)
                                                                   -----------     -----------     -----------     -----------
                                                                    (3,871,945)     (1,893,013)     (1,081,829)     (5,153,867)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           (6,586)          8,775          (6,128)             --
   - Annuity Payments                                                  (18,417)         (2,213)         (1,113)         (5,552)
   - Receipt (reimbursement) of mortality guarantee adjustments          4,328          (1,395)             --              (3)
                                                                   -----------     -----------     -----------     -----------
                                                                       (20,675)          5,167          (7,241)         (5,555)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (3,892,620)     (1,887,846)     (1,089,070)     (5,159,422)
                                                                   -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,312,407       4,564,088         408,067      (1,675,042)
                                                                   -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     25,482,492      33,955,820       7,212,160      16,755,116
Changes From Operations:
   - Net investment income (loss)                                       95,380          (4,202)        (44,008)       (147,373)
   - Net realized gain (loss) on investments                           (37,193)       (212,906)       (246,496)     (1,557,454)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     2,805,656       4,199,868       1,756,784       5,030,287
                                                                   -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   2,863,843       3,982,760       1,466,280       3,325,460
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 97,400         146,177          21,249          82,595
   - Contract withdrawals and transfers to annuity reserves         (2,944,068)     (2,536,920)       (932,447)     (1,375,612)
   - Contract transfers                                               (711,617)       (537,939)       (616,962)     (2,357,147)
                                                                   -----------     -----------     -----------     -----------
                                                                    (3,558,285)     (2,928,682)     (1,528,160)     (3,650,164)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --              --
   - Annuity Payments                                                  (20,936)         (2,765)         (1,111)         (8,509)
   - Receipt (reimbursement) of mortality guarantee adjustments          6,646              94              --               3
                                                                   -----------     -----------     -----------     -----------
                                                                       (14,290)         (2,671)         (1,111)         (8,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (3,572,575)     (2,931,353)     (1,529,271)     (3,658,670)
                                                                   -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (708,732)      1,051,407         (62,991)       (333,210)
                                                                   -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $24,773,760     $35,007,227     $ 7,149,169     $16,421,906
                                                                   ===========     ===========     ===========     ===========

                                                                    FIDELITY VIP     FIDELITY VIP    FIDELITY VIP
                                                                    CONTRAFUND      EQUITY-INCOME    EQUITY-INCOME
                                                                  SERVICE CLASS 2   INITIAL CLASS   SERVICE CLASS 2
                                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 500,282,061     $ 7,625,372     $  47,467,613
Changes From Operations:
   - Net investment income (loss)                                     (2,227,513)         53,780           169,740
   - Net realized gain (loss) on investments                         (49,990,562)     (1,373,212)       (7,911,280)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     234,108,624       3,013,896        19,054,040
                                                                   -------------     -----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   181,890,549       1,694,464        11,312,500
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               44,751,510          85,346           293,640
   - Contract withdrawals and transfers to annuity reserves          (38,728,083)     (1,166,079)       (5,943,404)
   - Contract transfers                                              105,915,772        (659,416)       (3,783,617)
                                                                   -------------     -----------     -------------
                                                                     111,939,199      (1,740,149)       (9,433,381)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --              --                --
   - Annuity Payments                                                     (2,006)         (2,345)          (17,883)
   - Receipt (reimbursement) of mortality guarantee adjustments              176           1,198                48
                                                                   -------------     -----------     -------------
                                                                          (1,830)         (1,147)          (17,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      111,937,369      (1,741,296)       (9,451,216)
                                                                   -------------     -----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              293,827,918         (46,832)        1,861,284
                                                                   -------------     -----------     -------------
NET ASSETS AT DECEMBER 31, 2009                                      794,109,979       7,578,540        49,328,897
Changes From Operations:
   - Net investment income (loss)                                     (4,856,091)         22,217           (38,237)
   - Net realized gain (loss) on investments                         (20,890,987)       (500,214)       (3,158,380)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     147,489,977       1,340,169         8,654,080
                                                                   -------------     -----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   121,742,899         862,172         5,457,463
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               66,842,014          11,064           152,588
   - Contract withdrawals and transfers to annuity reserves          (57,410,744)     (1,125,084)       (5,679,359)
   - Contract transfers                                               13,409,529        (332,604)       (3,756,052)
                                                                   -------------     -----------     -------------
                                                                      22,840,799      (1,446,624)       (9,282,823)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             99,865              --                --
   - Annuity Payments                                                     (5,142)         (2,805)          (15,323)
   - Receipt (reimbursement) of mortality guarantee adjustments           (1,588)          1,597                94
                                                                   -------------     -----------     -------------
                                                                          93,135          (1,208)          (15,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       22,933,934      (1,447,832)       (9,298,052)
                                                                   -------------     -----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              144,676,833        (585,660)       (3,840,589)
                                                                   -------------     -----------     -------------
NET ASSETS AT DECEMBER 31, 2010                                    $ 938,786,812     $ 6,992,880     $  45,488,308
                                                                   =============     ===========     =============

                                                                   FIDELITY VIP    FIDELITY VIP
                                                                     GROWTH           GROWTH
                                                                  INITIAL CLASS   SERVICE CLASS 2
                                                                    SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $5,288,086      $46,897,614
Changes From Operations:
   - Net investment income (loss)                                     (49,733)        (732,610)
   - Net realized gain (loss) on investments                         (877,759)      (7,886,178)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    2,132,665       20,104,642
                                                                   ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,205,173       11,485,854
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                32,784        3,333,350
   - Contract withdrawals and transfers to annuity reserves          (677,271)      (4,385,751)
   - Contract transfers                                              (294,378)         (58,481)
                                                                   ----------      -----------
                                                                     (938,865)      (1,110,882)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --               --
   - Annuity Payments                                                  (8,057)            (988)
   - Receipt (reimbursement) of mortality guarantee adjustments         2,984              223
                                                                   ----------      -----------
                                                                       (5,073)            (765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (943,938)      (1,111,647)
                                                                   ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               261,235       10,374,207
                                                                   ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                     5,549,321       57,271,821
Changes From Operations:
   - Net investment income (loss)                                     (60,070)        (950,998)
   - Net realized gain (loss) on investments                         (419,330)      (1,009,528)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,537,613       13,693,008
                                                                   ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,058,213       11,732,482
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                93,567        4,446,118
   - Contract withdrawals and transfers to annuity reserves          (671,328)      (5,482,323)
   - Contract transfers                                              (371,940)       4,768,718
                                                                   ----------      -----------
                                                                     (949,701)       3,732,513
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --               --
   - Annuity Payments                                                  (9,656)          (1,153)
   - Receipt (reimbursement) of mortality guarantee adjustments         4,792           (4,908)
                                                                   ----------      -----------
                                                                       (4,864)          (6,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (954,565)       3,726,452
                                                                   ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               103,648       15,458,934
                                                                   ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $5,652,969      $72,730,755
                                                                   ==========      ===========

See accompanying notes.

                                                                                                                         FTVIPT
                                                                                                                        FRANKLIN
                                                                   FIDELITY VIP      FIDELITY VIP    FIDELITY VIP        INCOME
                                                                      MID CAP          OVERSEAS        OVERSEAS        SECURITIES
                                                                  SERVICE CLASS 2   INITIAL CLASS   SERVICE CLASS 2      CLASS 2
                                                                    SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $212,067,044      $2,693,356      $ 72,016,219     $358,972,880
Changes From Operations:
   - Net investment income (loss)                                    (2,881,732)         13,925           148,229       28,803,264
   - Net realized gain (loss) on investments                        (32,440,291)       (292,170)      (10,163,498)     (43,744,290)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    110,069,931         830,708        25,510,269      130,249,598
                                                                   ------------      ----------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   74,747,908         552,463        15,495,000      115,308,572
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              32,541,150             748         5,242,964       38,248,645
   - Contract withdrawals and transfers to annuity reserves         (12,865,280)       (594,382)       (6,518,343)     (24,664,382)
   - Contract transfers                                             (46,571,348)        (83,153)      (10,092,379)     (68,095,409)
                                                                   ------------      ----------      ------------     ------------
                                                                    (26,895,478)       (676,787)      (11,367,758)     (54,511,146)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            (7,850)             --                --               --
   - Annuity Payments                                                    (6,485)        (10,965)           (7,354)          (2,027)
   - Receipt (reimbursement) of mortality guarantee adjustments               8           3,919               454               (2)
                                                                   ------------      ----------      ------------     ------------
                                                                        (14,327)         (7,046)           (6,900)          (2,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (26,909,805)       (683,833)      (11,374,658)     (54,513,175)
                                                                   ------------      ----------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              47,838,103        (131,370)        4,120,342       60,795,397
                                                                   ------------      ----------      ------------     ------------
NET ASSETS AT DECEMBER 31, 2009                                     259,905,147       2,561,986        76,136,561      419,768,277
Changes From Operations:
   - Net investment income (loss)                                    (4,761,422)         (2,193)         (287,013)      22,043,614
   - Net realized gain (loss) on investments                            412,284        (107,146)       (2,768,577)      (5,423,198)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     81,108,071         334,873        11,473,228       30,172,761
                                                                   ------------      ----------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   76,758,933         225,534         8,417,638       46,793,177
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              55,425,852          12,190         8,127,342       45,416,339
   - Contract withdrawals and transfers to annuity reserves         (19,187,041)       (488,724)       (6,872,274)     (29,263,135)
   - Contract transfers                                              30,653,359         (19,234)        1,169,942       16,101,891
                                                                   ------------      ----------      ------------     ------------
                                                                     66,892,170        (495,768)        2,425,010       32,255,095
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            83,302              --            33,873               --
   - Annuity Payments                                                   (11,821)        (12,368)           (8,571)          (2,401)
   - Receipt (reimbursement) of mortality guarantee adjustments               1           5,841               600                1
                                                                   ------------      ----------      ------------     ------------
                                                                         71,482          (6,527)           25,902           (2,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      66,963,652        (502,295)        2,450,912       32,252,695
                                                                   ------------      ----------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             143,722,585        (276,761)       10,868,550       79,045,872
                                                                   ------------      ----------      ------------     ------------
NET ASSETS AT DECEMBER 31, 2010                                    $403,627,732      $2,285,225      $ 87,005,111     $498,814,149
                                                                   ============      ==========      ============     ============

                                                                     FTVIPT
                                                                    FRANKLIN
                                                                      SMALL                         FTVIPT         FTVIPT
                                                                    -MID CAP         FTVIPT        TEMPLETON      TEMPLETON
                                                                     GROWTH      MUTUAL SHARES    GLOBAL BOND      GROWTH
                                                                   SECURITIES      SECURITIES     SECURITIES     SECURITIES
                                                                     CLASS 2        CLASS 2         CLASS 2        CLASS 2
                                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 61,007,232   $229,277,740    $398,547,664   $ 83,661,526
Changes From Operations:
   - Net investment income (loss)                                   (1,149,634)     1,304,867      62,025,755      1,307,539
   - Net realized gain (loss) on investments                        (8,357,794)   (32,354,089)      2,655,286    (19,285,247)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   34,216,312     95,123,899      15,444,754     36,251,208
                                                                  ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  24,708,884     64,074,677      80,125,795     18,273,500
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              8,268,277     47,059,049      51,993,018        417,994
   - Contract withdrawals and transfers to annuity reserves         (4,953,779)   (13,614,826)    (33,396,122)    (6,994,975)
   - Contract transfers                                             (4,983,237)     5,260,817     137,515,990    (23,674,449)
                                                                  ------------   ------------    ------------   ------------
                                                                    (1,668,739)    38,705,040     156,112,886    (30,251,430)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --             --
   - Annuity Payments                                                   (1,859)          (847)           (934)        (7,069)
   - Receipt (reimbursement) of mortality guarantee adjustments            142             (1)            384            232
                                                                  ------------   ------------    ------------   ------------
                                                                        (1,717)          (848)           (550)        (6,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (1,670,456)    38,704,192     156,112,336    (30,258,267)
                                                                  ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             23,038,428    102,778,869     236,238,131    (11,984,767)
                                                                  ------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     84,045,660    332,056,609     634,785,795     71,676,759
Changes From Operations:
   - Net investment income (loss)                                   (1,456,014)     1,687,369      (1,089,967)      (178,212)
   - Net realized gain (loss) on investments                          (179,118)    (4,661,807)     15,736,563     (5,191,986)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    23,129,502     45,096,788      61,693,500      8,497,461
                                                                  ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  21,494,370     42,122,350      76,340,096      3,127,263
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             10,559,956     56,598,345       6,281,746        456,670
   - Contract withdrawals and transfers to annuity reserves         (8,310,631)   (21,477,349)    (45,596,246)    (7,867,934)
   - Contract transfers                                              7,683,604     99,763,159      (8,062,723)    (4,044,328)
                                                                  ------------   ------------    ------------   ------------
                                                                     9,932,929    134,884,155     (47,377,223)   (11,455,592)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --         53,094              --           (151)
   - Annuity Payments                                                   (2,360)        (3,854)            (85)        (7,843)
   - Receipt (reimbursement) of mortality guarantee adjustments            294            106         (13,229)           159
                                                                  ------------   ------------    ------------   ------------
                                                                        (2,066)        49,346         (13,314)        (7,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      9,930,863    134,933,501     (47,390,537)   (11,463,427)
                                                                  ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             31,425,233    177,055,851      28,949,559     (8,336,164)
                                                                  ------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                   $115,470,893   $509,112,460    $663,735,354   $ 63,340,595
                                                                  ============   ============    ============   ============

                                                                     GOLDMAN
                                                                    SACHS VIT     INVESCO V.I.   INVESCO V.I.
                                                                    LARGE CAP        CAPITAL        CAPITAL
                                                                      VALUE       APPRECIATION   APPRECIATION
                                                                  SERVICE CLASS     SERIES I       SERIES II
                                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $    39,029     $3,358,095     $1,996,280
Changes From Operations:
   - Net investment income (loss)                                      261,336        (26,245)       (23,745)
   - Net realized gain (loss) on investments                             4,778       (347,466)      (398,916)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,151,487        911,570        730,232
                                                                   -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,417,601        537,859        307,571
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,792,642         29,243         15,468
   - Contract withdrawals and transfers to annuity reserves           (130,976)      (459,876)      (320,877)
   - Contract transfers                                             12,315,612       (173,528)      (250,190)
                                                                   -----------     ----------     ----------
                                                                    19,977,278       (604,161)      (555,599)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --
   - Annuity Payments                                                       --         (1,009)            --
   - Receipt (reimbursement) of mortality guarantee adjustments             --            222             --
                                                                   -----------     ----------     ----------
                                                                            --           (787)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     19,977,278       (604,948)      (555,599)
                                                                   -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             21,394,879        (67,089)      (248,028)
                                                                   -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                                     21,433,908      3,291,006      1,748,252
Changes From Operations:
   - Net investment income (loss)                                      102,128        (21,541)       (18,722)
   - Net realized gain (loss) on investments                            85,804       (160,867)       (78,129)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,714,199        567,814        311,975
                                                                   -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   7,902,131        385,406        215,124
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,406,757         21,793          2,340
   - Contract withdrawals and transfers to annuity reserves         (1,674,219)      (445,818)      (282,120)
   - Contract transfers                                             47,229,502        (79,070)           816
                                                                   -----------     ----------     ----------
                                                                    64,962,040       (503,095)      (278,964)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --
   - Annuity Payments                                                       --         (1,109)            --
   - Receipt (reimbursement) of mortality guarantee adjustments             --         (4,631)            --
                                                                   -----------     ----------     ----------
                                                                            --         (5,740)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     64,962,040       (508,835)      (278,964)
                                                                   -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             72,864,171       (123,429)       (63,840)
                                                                   -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                                    $94,298,079     $3,167,577     $1,684,412
                                                                   ===========     ==========     ==========

                                                                  INVESCO V.I.   INVESCO V.I.
                                                                  CORE EQUITY    CORE EQUITY
                                                                    SERIES I      SERIES II
                                                                   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $11,156,757     $3,828,214
Changes From Operations:
   - Net investment income (loss)                                      35,658         (1,181)
   - Net realized gain (loss) on investments                         (428,327)      (230,279)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    2,948,617      1,049,713
                                                                  -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  2,555,948        818,253
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                28,670         12,896
   - Contract withdrawals and transfers to annuity reserves        (1,453,594)      (468,320)
   - Contract transfers                                              (346,340)      (322,667)
                                                                  -----------     ----------
                                                                   (1,771,264)      (778,091)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                    (894)            --
   - Receipt (reimbursement) of mortality guarantee adjustments           145             --
                                                                  -----------     ----------
                                                                         (749)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,772,013)      (778,091)
                                                                  -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               783,935         40,162
                                                                  -----------     ----------
NET ASSETS AT DECEMBER 31, 2009                                    11,940,692      3,868,376
Changes From Operations:
   - Net investment income (loss)                                     (57,990)       (28,331)
   - Net realized gain (loss) on investments                           13,297          5,377
   - Net change in unrealized appreciation or depreciation on
     investments                                                      830,740        288,324
                                                                  -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    786,047        265,370
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                53,297         37,556
   - Contract withdrawals and transfers to annuity reserves        (1,697,877)      (393,448)
   - Contract transfers                                              (434,606)        31,213
                                                                  -----------     ----------
                                                                   (2,079,186)      (324,679)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                  (1,033)            --
   - Receipt (reimbursement) of mortality guarantee adjustments           259             --
                                                                  -----------     ----------
                                                                         (774)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (2,079,960)      (324,679)
                                                                  -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,293,913)       (59,309)
                                                                  -----------     ----------
NET ASSETS AT DECEMBER 31, 2010                                   $10,646,779     $3,809,067
                                                                  ===========     ==========

See accompanying notes.

                                                                   INVESCO V.I.   INVESCO V.I.        JANUS           JANUS
                                                                  INTERNATIONAL   INTERNATIONAL    ASPEN SERIES   ASPEN SERIES
                                                                      GROWTH         GROWTH          BALANCED      ENTERPRISE
                                                                     SERIES I       SERIES II     SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $4,158,730      $3,639,727      $24,907,981     $ 7,127,862
Changes From Operations:
   - Net investment income (loss)                                      (1,304)         (7,392)         282,900        (116,912)
   - Net realized gain (loss) on investments                          130,076         (19,743)         939,783        (441,852)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,044,893         982,201        4,072,437       3,126,108
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,173,665         955,066        5,295,120       2,567,344
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 8,496           7,927          100,705          19,810
   - Contract withdrawals and transfers to annuity reserves          (584,477)       (331,347)      (3,354,768)       (755,646)
   - Contract transfers                                              (328,055)       (486,847)        (319,925)       (723,635)
                                                                   ----------      ----------      -----------     -----------
                                                                     (904,036)       (810,267)      (3,573,988)     (1,459,471)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --              --
   - Annuity Payments                                                      --              --          (34,520)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            --              --               42              --
                                                                   ----------      ----------      -----------     -----------
                                                                           --              --          (34,478)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (904,036)       (810,267)      (3,608,466)     (1,459,471)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               269,629         144,799        1,686,654       1,107,873
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     4,428,359       3,784,526       26,594,635       8,235,735
Changes From Operations:
   - Net investment income (loss)                                      27,608           7,411          224,724        (124,664)
   - Net realized gain (loss) on investments                          286,147         168,046          739,257         298,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                       53,062         160,538          536,025       1,455,720
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    366,817         335,995        1,500,006       1,629,163
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 1,082          74,822           77,417          14,796
   - Contract withdrawals and transfers to annuity reserves          (717,195)       (447,022)      (4,366,319)       (822,442)
   - Contract transfers                                              (238,190)       (335,974)         128,165        (871,286)
                                                                   ----------      ----------      -----------     -----------
                                                                     (954,303)       (708,174)      (4,160,737)     (1,678,932)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --             (183)             --
   - Annuity Payments                                                      --              --          (27,581)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            --              --             (121)             --
                                                                   ----------      ----------      -----------     -----------
                                                                           --              --          (27,885)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (954,303)       (708,174)      (4,188,622)     (1,678,932)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (587,486)       (372,179)      (2,688,616)        (49,769)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $3,840,873      $3,412,347      $23,906,019     $ 8,185,966
                                                                   ==========      ==========      ===========     ===========

                                                                    JANUS
                                                                    ASPEN
                                                                    SERIES     LVIP AMERICAN     LVIP AMERICAN
                                                                   WORLDWIDE      GLOBAL         GLOBAL SMALL      LVIP AMERICAN
                                                                   SERVICE        GROWTH        CAPITALIZATION         GROWTH
                                                                    CLASS      SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                                  SUBACCOUNT    SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $1,809,532    $       --       $       --       $        --
Changes From Operations:
   - Net investment income (loss)                                     (5,493)           --               --                --
   - Net realized gain (loss) on investments                        (166,330)           --               --                --
   - Net change in unrealized appreciation or depreciation on
     investments                                                     706,181            --               --                --
                                                                  ----------    ----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   534,358            --               --                --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                9,681            --               --                --
   - Contract withdrawals and transfers to annuity reserves         (277,335)           --               --                --
   - Contract transfers                                             (190,011)           --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                    (457,665)           --               --                --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --            --               --                --
   - Annuity Payments                                                 (1,210)           --               --                --
   - Receipt (reimbursement) of mortality guarantee adjustments           --            --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                      (1,210)           --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (458,875)           --               --                --
                                                                  ----------    ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               75,483            --               --                --
                                                                  ----------    ----------       ----------       -----------
NET ASSETS AT DECEMBER 31, 2009                                    1,885,015            --               --                --
Changes From Operations:
   - Net investment income (loss)                                    (19,090)       (2,060)          (2,740)           (9,932)
   - Net realized gain (loss) on investments                          (2,907)           16              103             1,492
   - Net change in unrealized appreciation or depreciation on
     investments                                                     247,572        51,812           53,319           203,231
                                                                  ----------    ----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   225,575        49,768           50,682           194,791
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               60,359     2,357,456        2,950,078        12,178,719
   - Contract withdrawals and transfers to annuity reserves         (167,891)         (652)          (2,269)          (32,237)
   - Contract transfers                                             (108,655)      262,533          477,110           160,420
                                                                  ----------    ----------       ----------       -----------
                                                                    (216,187)    2,619,337        3,424,919        12,306,902
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --            --               --                --
   - Annuity Payments                                                 (1,323)           --               --                --
   - Receipt (reimbursement) of mortality guarantee adjustments           --            --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                      (1,323)           --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (217,510)    2,619,337        3,424,919        12,306,902
                                                                  ----------    ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                8,065     2,669,105        3,475,601        12,501,693
                                                                  ----------    ----------       ----------       -----------
NET ASSETS AT DECEMBER 31, 2010                                   $1,893,080    $2,669,105       $3,475,601       $12,501,693
                                                                  ==========    ==========       ==========       ===========

                                                                                                       LVIP BARON
                                                                  LVIP AMERICAN     LVIP AMERICAN        GROWTH
                                                                  GROWTH-INCOME     INTERNATIONAL     OPPORTUNITIES
                                                                  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS
                                                                   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $       --        $       --      $41,420,290
Changes From Operations:
   - Net investment income (loss)                                          --                --         (850,920)
   - Net realized gain (loss) on investments                               --                --       (4,790,056)
   - Net change in unrealized appreciation or depreciation on
     investments                                                           --                --       21,850,957
                                                                   ----------        ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         --                --       16,209,981
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    --                --        8,766,242
   - Contract withdrawals and transfers to annuity reserves                --                --       (2,915,444)
   - Contract transfers                                                    --                --       (1,210,162)
                                                                   ----------        ----------      -----------
                                                                           --                --        4,640,636
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --               --
   - Annuity Payments                                                      --                --             (560)
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --               18
                                                                   ----------        ----------      -----------
                                                                           --                --             (542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                            --                --        4,640,094
                                                                   ----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    --                --       20,850,075
                                                                   ----------        ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                            --                --       62,270,365
Changes From Operations:
   - Net investment income (loss)                                      (6,947)           (4,513)      (1,160,993)
   - Net realized gain (loss) on investments                              336               349          684,055
   - Net change in unrealized appreciation or depreciation on
     investments                                                      134,428            79,318       16,994,287
                                                                   ----------        ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    127,817            75,154       16,517,349
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             8,480,581         5,769,976       11,616,624
   - Contract withdrawals and transfers to annuity reserves           (30,543)           (2,705)      (3,910,939)
   - Contract transfers                                               129,219           179,487        1,424,419
                                                                   ----------        ----------      -----------
                                                                    8,579,257         5,946,758        9,130,104
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --               --
   - Annuity Payments                                                      --                --             (698)
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --               30
                                                                   ----------        ----------      -----------
                                                                           --                --             (668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     8,579,257         5,946,758        9,129,436
                                                                   ----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             8,707,074         6,021,912       25,646,785
                                                                   ----------        ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $8,707,074        $6,021,912      $87,917,150
                                                                   ==========        ==========      ===========

                                                                  LVIP BLACKROCK
                                                                    INFLATION      LVIP CAPITAL
                                                                  PROTECTED BOND      GROWTH
                                                                  SERVICE CLASS    SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $        --     $  7,720,820
Changes From Operations:
   - Net investment income (loss)                                           --         (248,257)
   - Net realized gain (loss) on investments                                --          (65,470)
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --        8,794,956
                                                                   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --        8,481,229
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --       13,853,568
   - Contract withdrawals and transfers to annuity reserves                 --         (947,294)
   - Contract transfers                                                     --       28,656,574
                                                                   -----------     ------------
                                                                            --       41,562,848
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --
   - Annuity Payments                                                       --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --
                                                                   -----------     ------------
                                                                            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --       41,562,848
                                                                   -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --       50,044,077
                                                                   -----------     ------------
NET ASSETS AT DECEMBER 31, 2009                                             --       57,764,897
Changes From Operations:
   - Net investment income (loss)                                       17,038         (918,338)
   - Net realized gain (loss) on investments                           (12,754)       1,250,799
   - Net change in unrealized appreciation or depreciation on
     investments                                                       (39,395)      20,834,744
                                                                   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     (35,111)      21,167,205
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,298,951       20,474,073
   - Contract withdrawals and transfers to annuity reserves            (25,504)      (3,859,899)
   - Contract transfers                                              6,897,461       49,088,745
                                                                   -----------     ------------
                                                                    14,170,908       65,702,919
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --
   - Annuity Payments                                                       --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --
                                                                   -----------     ------------
                                                                            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     14,170,908       65,702,919
                                                                   -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             14,135,797       86,870,124
                                                                   -----------     ------------
NET ASSETS AT DECEMBER 31, 2010                                    $14,135,797     $144,635,021
                                                                   ===========     ============

See accompanying notes.

                                                                   LVIP COHEN &   LVIP COLUMBIA
                                                                  STEERS GLOBAL       VALUE       LVIP DELAWARE    LVIP DELAWARE
                                                                   REAL ESTATE    OPPORTUNITIES        BOND            BOND
                                                                  SERVICE CLASS   SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $38,920,478     $ 3,857,022     $224,703,303    $  590,700,221
Changes From Operations:
   - Net investment income (loss)                                     (745,634)        (64,789)       5,669,654        23,693,886
   - Net realized gain (loss) on investments                        (7,106,245)       (718,859)        (832,714)       (1,289,412)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    23,391,391       2,099,606       30,349,094        92,370,477
                                                                   -----------     -----------     ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  15,539,512       1,315,958       35,186,034       114,774,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,336,471       2,306,414        1,232,184       141,434,586
   - Contract withdrawals and transfers to annuity reserves         (2,223,985)       (408,587)     (36,701,690)      (56,918,758)
   - Contract transfers                                             (4,530,373)        382,852         (436,281)      197,968,020
                                                                   -----------     -----------     ------------    --------------
                                                                       582,113       2,280,679      (35,905,787)      282,483,848
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --               --           (14,057)
   - Annuity Payments                                                       --              --         (108,816)          (24,695)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --            2,190             5,001
                                                                   -----------     -----------     ------------    --------------
                                                                            --              --         (106,626)          (33,751)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        582,113       2,280,679      (36,012,413)      282,450,097
                                                                   -----------     -----------     ------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,121,625       3,596,637         (826,379)      397,225,048
                                                                   -----------     -----------     ------------    --------------
NET ASSETS AT DECEMBER 31, 2009                                     55,042,103       7,453,659      223,876,924       987,925,269
Changes From Operations:
   - Net investment income (loss)                                     (998,805)       (167,847)       3,619,086        25,818,017
   - Net realized gain (loss) on investments                           209,305         354,019        8,923,444        35,884,174
   - Net change in unrealized appreciation or depreciation on
     investments                                                    10,117,278       2,091,958        2,042,619         9,774,838
                                                                   -----------     -----------     ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   9,327,778       2,278,130       14,585,149        71,477,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              8,838,094       3,528,178        1,210,510       230,573,002
   - Contract withdrawals and transfers to annuity reserves         (3,794,157)       (535,794)     (34,210,000)      (87,706,707)
   - Contract transfers                                              3,207,061       2,504,071       (2,447,666)      294,574,132
                                                                   -----------     -----------     ------------    --------------
                                                                     8,250,998       5,496,455      (35,447,156)      437,440,427
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           25,405              --            4,765           545,109
   - Annuity Payments                                                     (221)             --          (73,242)          (35,648)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --           (7,471)            6,463
                                                                   -----------     -----------     ------------    --------------
                                                                        25,184              --          (75,948)          515,924
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      8,276,182       5,496,455      (35,523,104)      437,956,351
                                                                   -----------     -----------     ------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             17,603,960       7,774,585      (20,937,955)      509,433,380
                                                                   -----------     -----------     ------------    --------------
NET ASSETS AT DECEMBER 31, 2010                                    $72,646,063     $15,228,244     $202,938,969    $1,497,358,649
                                                                   ===========     ===========     ============    ==============

                                                                                  LVIP DELAWARE    LVIP DELAWARE
                                                                  LVIP DELAWARE     FOUNDATION       FOUNDATION     LVIP DELAWARE
                                                                   DIVERSIFIED      AGGRESSIVE       AGGRESSIVE         GROWTH
                                                                  FLOATING RATE     ALLOCATION       ALLOCATION       AND INCOME
                                                                  SERVICE CLASS   STANDARD CLASS    SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $        --     $15,329,718      $ 41,922,453     $17,695,340
Changes From Operations:
   - Net investment income (loss)                                           --         (23,537)         (212,178)       (160,787)
   - Net realized gain (loss) on investments                                --      (2,570,482)       (9,512,061)     (1,960,101)
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --       6,534,530        19,941,915       7,034,174
                                                                   -----------     -----------      ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --       3,940,511        10,217,676       4,913,286
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --          18,577         1,197,184       3,118,244
   - Contract withdrawals and transfers to annuity reserves                 --      (1,674,745)       (2,574,014)     (1,161,562)
   - Contract transfers                                                     --      (2,717,337)      (15,225,754)      4,582,020
                                                                   -----------     -----------      ------------     -----------
                                                                            --      (4,373,505)      (16,602,584)      6,538,702
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --              --
   - Annuity Payments                                                       --          (3,641)               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              (2)               --              --
                                                                   -----------     -----------      ------------     -----------
                                                                            --          (3,643)               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --      (4,377,148)      (16,602,584)      6,538,702
                                                                   -----------     -----------      ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --        (436,637)       (6,384,908)     11,451,988
                                                                   -----------     -----------      ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                             --      14,893,081        35,537,545      29,147,328
Changes From Operations:
   - Net investment income (loss)                                       (1,098)        113,527           182,836        (298,707)
   - Net realized gain (loss) on investments                              (476)       (381,885)       (2,313,836)       (606,165)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        (1,255)      1,524,027         4,748,629       4,279,139
                                                                   -----------     -----------      ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      (2,829)      1,255,669         2,617,629       3,374,267
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,273,216          13,911           245,926       3,034,231
   - Contract withdrawals and transfers to annuity reserves            (53,170)     (1,905,421)       (5,839,573)     (1,856,497)
   - Contract transfers                                              7,101,616      (1,236,639)       (2,893,575)      1,822,010
                                                                   -----------     -----------      ------------     -----------
                                                                    12,321,662      (3,128,149)       (8,487,222)      2,999,744
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --              --
   - Annuity Payments                                                       --          (3,142)               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              14                --              --
                                                                   -----------     -----------      ------------     -----------
                                                                            --          (3,128)               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     12,321,662      (3,131,277)       (8,487,222)      2,999,744
                                                                   -----------     -----------      ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             12,318,833      (1,875,608)       (5,869,593)      6,374,011
                                                                   -----------     -----------      ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $12,318,833     $13,017,473      $ 29,667,952     $35,521,339
                                                                   ===========     ===========      ============     ===========

                                                                  LVIP DELAWARE    LVIP DELAWARE   LVIP DELAWARE
                                                                      SOCIAL           SOCIAL         SPECIAL
                                                                    AWARENESS        AWARENESS     OPPORTUNITIES
                                                                  STANDARD CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $12,930,385      $42,910,993     $ 8,306,542
Changes From Operations:
   - Net investment income (loss)                                     (115,270)        (544,291)        (89,134)
   - Net realized gain (loss) on investments                            74,785         (342,007)     (1,125,223)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     3,043,487       11,710,205       3,548,707
                                                                   -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   3,003,002       10,823,907       2,334,350
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 42,157        2,097,004       2,677,384
   - Contract withdrawals and transfers to annuity reserves         (1,668,727)      (4,664,587)       (695,155)
   - Contract transfers                                               (966,441)      (1,528,079)     (1,143,295)
                                                                   -----------      -----------     -----------
                                                                    (2,593,011)      (4,095,662)        838,934
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --
   - Annuity Payments                                                   (4,662)          (2,752)             --
   - Receipt (reimbursement) of mortality guarantee adjustments             (1)           1,204              --
                                                                   -----------      -----------     -----------
                                                                        (4,663)          (1,548)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (2,597,674)      (4,097,210)        838,934
                                                                   -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                405,328        6,726,697       3,173,284
                                                                   -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     13,335,713       49,637,690      11,479,826
Changes From Operations:
   - Net investment income (loss)                                     (127,618)        (634,881)       (188,259)
   - Net realized gain (loss) on investments                           110,310         (176,838)        469,441
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,142,632        5,092,461       4,291,530
                                                                   -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,125,324        4,280,742       4,572,712
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                110,482        2,744,436       4,383,280
   - Contract withdrawals and transfers to annuity reserves         (1,614,907)      (5,268,521)     (1,087,787)
   - Contract transfers                                               (545,071)      (2,159,218)      7,872,316
                                                                   -----------      -----------     -----------
                                                                    (2,049,496)      (4,683,303)     11,167,809
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --
   - Annuity Payments                                                   (5,410)          (3,195)             --
   - Receipt (reimbursement) of mortality guarantee adjustments              1            1,554              --
                                                                   -----------      -----------     -----------
                                                                        (5,409)          (1,641)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (2,054,905)      (4,684,944)     11,167,809
                                                                   -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (929,581)        (404,202)     15,740,521
                                                                   -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $12,406,132      $49,233,488     $27,220,347
                                                                   ===========      ===========     ===========

                                                                                  LVIP JANUS
                                                                                    CAPITAL
                                                                   LVIP GLOBAL    APPRECIATION
                                                                      INCOME        STANDARD
                                                                  SERVICE CLASS      CLASS
                                                                    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $         --     $2,443,401
Changes From Operations:
   - Net investment income (loss)                                      461,184        (21,645)
   - Net realized gain (loss) on investments                            39,014       (104,803)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      (411,450)       918,938
                                                                  ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      88,748        792,490
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             32,548,105         28,585
   - Contract withdrawals and transfers to annuity reserves           (296,255)      (333,266)
   - Contract transfers                                             24,872,657        (98,033)
                                                                  ------------     ----------
                                                                    57,124,507       (402,714)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --
   - Annuity Payments                                                       --             --
   - Receipt (reimbursement) of mortality guarantee adjustments             --             --
                                                                  ------------     ----------
                                                                            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     57,124,507       (402,714)
                                                                  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             57,213,255        389,776
                                                                  ------------     ----------
NET ASSETS AT DECEMBER 31, 2009                                     57,213,255      2,833,177
Changes From Operations:
   - Net investment income (loss)                                    2,405,299        (26,866)
   - Net realized gain (loss) on investments                           418,311         55,238
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,243,392        225,613
                                                                  ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  10,067,002        253,985
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             82,617,349          2,871
   - Contract withdrawals and transfers to annuity reserves         (6,219,837)      (280,718)
   - Contract transfers                                             92,148,528         16,170
                                                                  ------------     ----------
                                                                   168,546,040       (261,677)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           85,639             --
   - Annuity Payments                                                   (6,895)            --
   - Receipt (reimbursement) of mortality guarantee adjustments            (26)            --
                                                                  ------------     ----------
                                                                        78,718             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    168,624,758       (261,677)
                                                                  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            178,691,760         (7,692)
                                                                  ------------     ----------
NET ASSETS AT DECEMBER 31, 2010                                   $235,905,015     $2,825,485
                                                                  ============     ==========

See accompanying notes.

                                                                    LVIP JANUS         LVIP          LVIP MFS
                                                                     CAPITAL         JPMORGAN     INTERNATIONAL     LVIP MFS
                                                                   APPRECIATION     HIGH YIELD        GROWTH          VALUE
                                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $24,856,506      $       --     $23,019,042    $ 81,499,360
Changes From Operations:
   - Net investment income (loss)                                     (279,544)             --        (288,063)        423,423
   - Net realized gain (loss) on investments                        (1,863,893)             --      (4,575,846)     (2,119,820)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    14,640,182              --      14,869,287      34,663,662
                                                                   -----------      ----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  12,496,745              --      10,005,378      32,967,265
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,062,914              --      10,314,449      34,774,575
   - Contract withdrawals and transfers to annuity reserves         (2,204,399)             --      (1,551,676)     (6,234,528)
   - Contract transfers                                             14,569,910              --      11,856,653      87,998,587
                                                                   -----------      ----------     -----------    ------------
                                                                    17,428,425              --      20,619,426     116,538,634
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --              --
   - Annuity Payments                                                       --              --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --              --              --
                                                                   -----------      ----------     -----------    ------------
                                                                            --              --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     17,428,425              --      20,619,426     116,538,634
                                                                   -----------      ----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             29,925,170              --      30,624,804     149,505,899
                                                                   -----------      ----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2009                                     54,781,676              --      53,643,846     231,005,259
Changes From Operations:
   - Net investment income (loss)                                     (675,297)          9,842        (538,824)        (43,589)
   - Net realized gain (loss) on investments                         1,042,747            (307)     (1,943,122)      1,639,969
   - Net change in unrealized appreciation or depreciation on
     investments                                                     4,789,714          11,475      11,063,933      34,241,562
                                                                   -----------      ----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   5,157,164          21,010       8,581,987      35,837,942
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,530,451       1,885,848      17,310,888      54,296,153
   - Contract withdrawals and transfers to annuity reserves         (4,026,861)         (3,248)     (3,190,046)    (14,420,539)
   - Contract transfers                                              2,216,426       1,343,352      20,537,816     102,617,244
                                                                   -----------      ----------     -----------    ------------
                                                                     3,720,016       3,225,952      34,658,658     142,492,858
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --          12,447         445,059
   - Annuity Payments                                                       --              --            (639)         (9,751)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --             128            (190)
                                                                   -----------      ----------     -----------    ------------
                                                                            --              --          11,936         435,118
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      3,720,016       3,225,952      34,670,594     142,927,976
                                                                   -----------      ----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              8,877,180       3,246,962      43,252,581     178,765,918
                                                                   -----------      ----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                                    $63,658,856      $3,246,962     $96,896,427    $409,771,177
                                                                   ===========      ==========     ===========    ============

                                                                                   LVIP MONDRIAN   LVIP MONDRIAN    LVIP MONEY
                                                                   LVIP MID-CAP    INTERNATIONAL   INTERNATIONAL      MARKET
                                                                      VALUE            VALUE           VALUE         STANDARD
                                                                  SERVICE CLASS   STANDARD CLASS   SERVICE CLASS      CLASS
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $13,021,942      $28,349,359     $105,135,796   $178,597,067
Changes From Operations:
   - Net investment income (loss)                                     (235,734)         383,891       1,372,429      (1,851,016)
   - Net realized gain (loss) on investments                        (2,186,551)      (1,782,937)     (8,458,871)          1,391
   - Net change in unrealized appreciation or depreciation on
     investments                                                     8,796,044        5,679,896      25,714,404             (19)
                                                                   -----------      -----------     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   6,373,759        4,280,850      18,627,962      (1,849,644)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              4,114,828           80,576       8,401,433       1,332,830
   - Contract withdrawals and transfers to annuity reserves           (794,330)      (3,427,553)     (7,985,345)    (87,778,450)
   - Contract transfers                                                429,670       (2,528,657)    (13,149,778)     13,985,680
                                                                   -----------      -----------     ------------   ------------
                                                                     3,750,168       (5,875,634)    (12,733,690)    (72,459,940)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --             641
   - Annuity Payments                                                       --           (7,783)         (5,654)        (84,684)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              404           1,340              38
                                                                   -----------      -----------     ------------   ------------
                                                                            --           (7,379)         (4,314)        (84,005)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      3,750,168       (5,883,013)    (12,738,004)    (72,543,945)
                                                                   -----------      -----------     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             10,123,927       (1,602,163)      5,889,958     (74,393,589)
                                                                   -----------      -----------     ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     23,145,869       26,747,196     111,025,754     104,203,478
Changes From Operations:
   - Net investment income (loss)                                     (505,956)         351,148       1,617,760      (1,304,861)
   - Net realized gain (loss) on investments                           770,285         (555,767)     (2,631,287)            333
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,645,132          146,322       1,755,432              (8)
                                                                   -----------      -----------     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   6,909,461          (58,297)        741,905      (1,304,536)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              6,815,254           87,152       8,154,730         995,369
   - Contract withdrawals and transfers to annuity reserves         (1,387,767)      (3,607,892)     (9,350,671)    (51,703,222)
   - Contract transfers                                              5,257,375         (725,515)        890,980      14,574,373
                                                                   -----------      -----------     ------------   ------------
                                                                    10,684,862       (4,246,255)       (304,961)    (36,133,480)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           60,063               --              --          13,116
   - Annuity Payments                                                    1,063           (6,427)         (4,725)        (93,016)
   - Receipt (reimbursement) of mortality guarantee adjustments            (33)         (12,413)          1,638             113
                                                                   -----------      -----------     ------------   ------------
                                                                        61,093          (18,840)         (3,087)        (79,787)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     10,745,955       (4,265,095)       (308,048)    (36,213,267)
                                                                   -----------      -----------     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             17,655,416       (4,323,392)        433,857     (37,517,803)
                                                                   -----------      -----------     ------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                    $40,801,285      $22,423,804     $111,459,611   $ 66,685,675
                                                                   ===========      ===========     ============   ============

                                                                                                    LVIP SSGA       LVIP SSGA
                                                                                                   CONSERVATIVE    CONSERVATIVE
                                                                   LVIP MONEY       LVIP SSGA         INDEX         STRUCTURED
                                                                     MARKET         BOND INDEX      ALLOCATION      ALLOCATION
                                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 619,101,956    $126,524,359     $       --     $        --
Changes From Operations:
   - Net investment income (loss)                                    (8,843,124)      1,360,811             --              --
   - Net realized gain (loss) on investments                              5,849       1,234,213             --              --
   - Net change in unrealized appreciation or depreciation on
     investments                                                            (56)      5,335,798             --              --
                                                                  -------------    ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (8,837,331)      7,930,822             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              73,856,393     164,034,808             --              --
   - Contract withdrawals and transfers to annuity reserves        (105,434,028)    (14,304,174)            --              --
   - Contract transfers                                            (152,749,796)    207,497,132             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                   (184,327,431)    357,227,766             --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --              --             --              --
   - Annuity Payments                                                  (161,326)             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments           2,567              --             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                       (158,759)             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (184,486,190)    357,227,766             --              --
                                                                  -------------    ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (193,323,521)    365,158,588             --              --
                                                                  -------------    ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     425,778,435     491,682,947             --              --
Changes From Operations:
   - Net investment income (loss)                                    (6,814,534)      2,689,737         (1,716)         (7,299)
   - Net realized gain (loss) on investments                              1,747       3,713,732            198             124
   - Net change in unrealized appreciation or depreciation on
     investments                                                            (21)     14,201,350         16,984          74,302
                                                                  -------------    ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (6,812,808)     20,604,819         15,466          67,127
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              72,865,055     237,593,691      1,993,980       8,918,672
   - Contract withdrawals and transfers to annuity reserves        (106,324,179)    (38,670,764)          (874)        (23,451)
   - Contract transfers                                             (42,536,366)    237,564,355        935,738       1,632,502
                                                                  -------------    ------------     ----------     -----------
                                                                    (75,995,490)    436,487,282      2,928,844      10,527,723
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            33,873              --             --              --
   - Annuity Payments                                                   (40,367)             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments           3,158              --             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                         (3,336)             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (75,998,826)    436,487,282      2,928,844      10,527,723
                                                                  -------------    ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (82,811,634)    457,092,101      2,944,310      10,594,850
                                                                  -------------    ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $ 342,966,801    $948,775,048     $2,944,310     $10,594,850
                                                                  =============    ============     ==========     ===========

                                                                      LVIP SSGA
                                                                      DEVELOPED
                                                                  INTERNATIONAL 150
                                                                    SERVICE CLASS
                                                                      SUBACCOUNT
-----------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $ 17,122,014
Changes From Operations:
   - Net investment income (loss)                                         (6,451)
   - Net realized gain (loss) on investments                           1,559,055
   - Net change in unrealized appreciation or depreciation on
     investments                                                      14,222,782
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    15,775,386
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               21,793,077
   - Contract withdrawals and transfers to annuity reserves           (1,691,574)
   - Contract transfers                                               15,095,363
                                                                    ------------
                                                                      35,196,866
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --
   - Annuity Payments                                                         --
   - Receipt (reimbursement) of mortality guarantee adjustments               --
                                                                    ------------
                                                                              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       35,196,866
                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               50,972,252
                                                                    ------------
NET ASSETS AT DECEMBER 31, 2009                                       68,094,266
Changes From Operations:
   - Net investment income (loss)                                       (490,811)
   - Net realized gain (loss) on investments                           1,526,279
   - Net change in unrealized appreciation or depreciation on
     investments                                                       8,038,660
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     9,074,128
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               34,957,496
   - Contract withdrawals and transfers to annuity reserves           (4,971,227)
   - Contract transfers                                               31,138,448
                                                                    ------------
                                                                      61,124,717
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --
   - Annuity Payments                                                         --
   - Receipt (reimbursement) of mortality guarantee adjustments               --
                                                                    ------------
                                                                              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       61,124,717
                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               70,198,845
                                                                    ------------
NET ASSETS AT DECEMBER 31, 2010                                     $138,293,111
                                                                    ============

See accompanying notes.

                                                                    LVIP SSGA        LVIP SSGA        LVIP SSGA
                                                                     EMERGING     GLOBAL TACTICAL   INTERNATIONAL     LVIP SSGA
                                                                   MARKETS 100       ALLOCATION         INDEX       LARGE CAP 100
                                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 14,179,848      $70,291,413      $ 22,232,589    $ 33,002,221
Changes From Operations:
   - Net investment income (loss)                                     (108,419)       2,245,637           102,724        (188,214)
   - Net realized gain (loss) on investments                         3,010,736      (12,833,936)          700,235       1,605,588
   - Net change in unrealized appreciation or depreciation on
     investments                                                    22,997,819       26,058,571        15,665,756      30,252,682
                                                                  ------------      -----------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  25,900,136       15,470,272        16,468,715      31,670,056
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,556,436        8,220,162        33,916,389      43,945,587
   - Contract withdrawals and transfers to annuity reserves         (1,798,098)      (3,625,337)       (2,164,178)     (3,362,386)
   - Contract transfers                                             24,814,473      (35,742,516)       24,263,643      36,542,944
                                                                  ------------      -----------      ------------    ------------
                                                                    42,572,811      (31,147,691)       56,015,854      77,126,145
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --                --              --
   - Annuity Payments                                                       --               --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --                --              --
                                                                  ------------      -----------      ------------    ------------
                                                                            --               --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     42,572,811      (31,147,691)       56,015,854      77,126,145
                                                                  ------------      -----------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             68,472,947      (15,677,419)       72,484,569     108,796,201
                                                                  ------------      -----------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2009                                     82,652,795       54,613,994        94,717,158     141,798,422
Changes From Operations:
   - Net investment income (loss)                                     (715,311)        (450,386)         (304,757)     (1,076,571)
   - Net realized gain (loss) on investments                         6,136,390       (2,071,293)        1,545,817       5,865,615
   - Net change in unrealized appreciation or depreciation on
     investments                                                    24,622,099        6,291,080        11,906,422      30,666,851
                                                                  ------------      -----------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  30,043,178        3,769,401        13,147,482      35,455,895
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             34,875,760        8,842,163        53,322,384      68,846,694
   - Contract withdrawals and transfers to annuity reserves         (7,018,054)      (3,845,612)       (7,268,652)    (12,248,440)
   - Contract transfers                                             27,876,630          617,106        44,705,422      55,402,184
                                                                  ------------      -----------      ------------    ------------
                                                                    55,734,336        5,613,657        90,759,154     112,000,438
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           24,025               --                --              --
   - Annuity Payments                                                     (610)              --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments            (12)              --                --              --
                                                                  ------------      -----------      ------------    ------------
                                                                        23,403               --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     55,757,739        5,613,657        90,759,154     112,000,438
                                                                  ------------      -----------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             85,800,917        9,383,058       103,906,636     147,456,333
                                                                  ------------      -----------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                                   $168,453,712      $63,997,052      $198,623,794    $289,254,755
                                                                  ============      ===========      ============    ============

                                                                                                     LVIP SSGA       LVIP SSGA
                                                                                     LVIP SSGA       MODERATELY      MODERATELY
                                                                    LVIP SSGA         MODERATE       AGGRESSIVE      AGGRESSIVE
                                                                  MODERATE INDEX     STRUCTURED        INDEX         STRUCTURED
                                                                    ALLOCATION       ALLOCATION      ALLOCATION      ALLOCATION
                                                                  SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $       --      $        --     $       --      $        --
Changes From Operations:
   - Net investment income (loss)                                           --               --             --               --
   - Net realized gain (loss) on investments                                --               --             --               --
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --               --             --               --
                                                                    ----------      -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --               --             --               --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --               --             --               --
   - Contract withdrawals and transfers to annuity reserves                 --               --             --               --
   - Contract transfers                                                     --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --             --               --
   - Annuity Payments                                                       --               --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --               --             --               --
                                                                    ----------      -----------     ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                             --               --             --               --
Changes From Operations:
   - Net investment income (loss)                                       (3,272)         (22,507)        (2,740)         (13,715)
   - Net realized gain (loss) on investments                                19            1,465             28           12,539
   - Net change in unrealized appreciation or depreciation on
     investments                                                        48,766          277,191         36,745          218,707
                                                                    ----------      -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      45,513          256,149         34,033          217,531
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,195,965       25,506,025      5,379,516       15,021,619
   - Contract withdrawals and transfers to annuity reserves             (2,608)         (26,596)        (3,259)         (42,615)
   - Contract transfers                                                881,535        2,821,498        437,612          880,616
                                                                    ----------      -----------     ----------      -----------
                                                                     4,074,892       28,300,927      5,813,869       15,859,620
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --             --               --
   - Annuity Payments                                                       --               --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      4,074,892       28,300,927      5,813,869       15,859,620
                                                                    ----------      -----------     ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              4,120,405       28,557,076      5,847,902       16,077,151
                                                                    ----------      -----------     ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                     $4,120,405      $28,557,076     $5,847,902      $16,077,151
                                                                    ==========      ===========     ==========      ===========

                                                                    LVIP SSGA                                         LVIP SSGA
                                                                  S&P 500 INDEX     LVIP SSGA        LVIP SSGA        SMALL-MID
                                                                     STANDARD     S&P 500 INDEX   SMALL-CAP INDEX      CAP 200
                                                                      CLASS       SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $  496,689      $ 64,897,157    $ 23,798,001      $ 9,999,517
Changes From Operations:
   - Net investment income (loss)                                       2,801          (234,721)       (420,248)          43,504
   - Net realized gain (loss) on investments                          (37,533)         (982,341)     (1,396,860)       1,047,750
   - Net change in unrealized appreciation or depreciation on
     investments                                                      352,281        38,286,866      12,939,009       11,486,235
                                                                   ----------      ------------    ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    317,549        37,069,804      11,121,901       12,577,489
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                21,095        64,018,738      19,244,112       12,762,961
   - Contract withdrawals and transfers to annuity reserves           (58,196)       (5,710,273)     (1,539,684)      (1,032,479)
   - Contract transfers                                               774,331        57,424,454      10,509,320       10,163,202
                                                                   ----------      ------------    ------------      -----------
                                                                      737,230       115,732,919      28,213,748       21,893,684
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --              --               --
   - Annuity Payments                                                      --                --              --               --
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --              --               --
                                                                   ----------      ------------    ------------      -----------
                                                                           --                --              --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       737,230       115,732,919      28,213,748       21,893,684
                                                                   ----------      ------------    ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,054,779       152,802,723      39,335,649       34,471,173
                                                                   ----------      ------------    ------------      -----------
NET ASSETS AT DECEMBER 31, 2009                                     1,551,468       217,699,880      63,133,650       44,470,690
Changes From Operations:
   - Net investment income (loss)                                      (6,015)       (1,750,283)     (1,164,292)          60,164
   - Net realized gain (loss) on investments                          104,960         3,113,596       2,240,480        4,730,856
   - Net change in unrealized appreciation or depreciation on
     investments                                                      135,215        43,759,940      20,360,581       11,733,512
                                                                   ----------      ------------    ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    234,160        45,123,253      21,436,769       16,524,532
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 1,698        97,121,325      28,335,340       23,604,937
   - Contract withdrawals and transfers to annuity reserves          (413,670)      (18,938,137)     (4,446,436)      (4,127,598)
   - Contract transfers                                               639,099        77,904,247      14,229,059       14,403,314
                                                                   ----------      ------------    ------------      -----------
                                                                      227,127       156,087,435      38,117,963       33,880,653
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --              --               --
   - Annuity Payments                                                      --                --              --               --
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --              --               --
                                                                   ----------      ------------    ------------      -----------
                                                                           --                --              --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       227,127       156,087,435      38,117,963       33,880,653
                                                                   ----------      ------------    ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               461,287       201,210,688      59,554,732       50,405,185
                                                                   ----------      ------------    ------------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $2,012,755      $418,910,568    $122,688,382      $94,875,875
                                                                   ==========      ============    ============      ===========

                                                                   LVIP T. ROWE
                                                                   PRICE GROWTH
                                                                      STOCK
                                                                  SERVICE CLASS
                                                                    SUBACCOUNT
-------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $10,018,182
Changes From Operations:
   - Net investment income (loss)                                     (416,149)
   - Net realized gain (loss) on investments                          (226,790)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     9,675,370
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   9,032,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,284,265
   - Contract withdrawals and transfers to annuity reserves         (1,336,043)
   - Contract transfers                                             18,986,684
                                                                   -----------
                                                                    24,934,906
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --
   - Annuity Payments                                                       --
   - Receipt (reimbursement) of mortality guarantee adjustments             --
                                                                   -----------
                                                                            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     24,934,906
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             33,967,337
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2009                                     43,985,519
Changes From Operations:
   - Net investment income (loss)                                     (865,591)
   - Net realized gain (loss) on investments                         1,883,124
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,823,954
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   7,841,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             11,793,471
   - Contract withdrawals and transfers to annuity reserves         (2,985,874)
   - Contract transfers                                             10,668,653
                                                                   -----------
                                                                    19,476,250
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           42,538
   - Annuity Payments                                                   (4,248)
   - Receipt (reimbursement) of mortality guarantee adjustments            (20)
                                                                   -----------
                                                                        38,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     19,514,520
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             27,356,007
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2010                                    $71,341,526
                                                                   ===========

See accompanying notes.

                                                                                     LVIP T. ROWE
                                                                    LVIP T. ROWE         PRICE
                                                                  PRICE STRUCTURED    STRUCTURED                       LVIP TURNER
                                                                       MID-CAP          MID-CAP      LVIP TEMPLETON      MID-CAP
                                                                       GROWTH           GROWTH           GROWTH           GROWTH
                                                                   STANDARD CLASS    SERVICE CLASS   SERVICE CLASS    SERVICE CLASS
                                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                        $1,390,133       $13,817,663     $ 67,756,355     $10,252,684
Changes From Operations:
   - Net investment income (loss)                                       (28,698)         (345,914)         (82,061)       (208,980)
   - Net realized gain (loss) on investments                            (62,054)         (856,968)      (8,875,355)     (3,047,267)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        775,169         9,124,566       26,671,968       8,179,104
                                                                     ----------       -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      684,417         7,921,684       17,714,552       4,922,857
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   1,371         6,119,550       11,690,098       2,627,877
   - Contract withdrawals and transfers to annuity reserves            (386,844)         (861,665)      (3,847,630)       (638,091)
   - Contract transfers                                                 523,311         2,000,306      (15,455,923)     (2,007,720)
                                                                     ----------       -----------     ------------     -----------
                                                                        137,838         7,258,191       (7,613,455)        (17,934)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --                --               --              --
   - Annuity Payments                                                        --                --               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --                --               --              --
                                                                     ----------       -----------     ------------     -----------
                                                                             --                --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                         137,838         7,258,191       (7,613,455)        (17,934)
                                                                     ----------       -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 822,255        15,179,875       10,101,097       4,904,923
                                                                     ----------       -----------     ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                       2,212,388        28,997,538       77,857,452      15,157,607
Changes From Operations:
   - Net investment income (loss)                                       (40,107)         (559,636)         140,366        (302,281)
   - Net realized gain (loss) on investments                            110,538         1,375,428       (1,663,025)       (110,955)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        490,498         8,120,728        6,401,308       4,868,079
                                                                     ----------       -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      560,929         8,936,520        4,878,649       4,454,843
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   8,750         7,645,640       14,841,125       3,754,354
   - Contract withdrawals and transfers to annuity reserves            (228,751)       (2,176,383)      (4,221,944)       (983,578)
   - Contract transfers                                                 321,528         4,157,691        9,100,576       7,055,388
                                                                     ----------       -----------     ------------     -----------
                                                                        101,527         9,626,948       19,719,757       9,826,164
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --                --               --              --
   - Annuity Payments                                                        --                --               --           3,836
   - Receipt (reimbursement) of mortality guarantee adjustments              --                --               --              --
                                                                     ----------       -----------     ------------     -----------
                                                                             --                --               --           3,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                         101,527         9,626,948       19,719,757       9,830,000
                                                                     ----------       -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 662,456        18,563,468       24,598,406      14,284,843
                                                                     ----------       -----------     ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                      $2,874,844       $47,561,006     $102,455,858     $29,442,450
                                                                     ==========       ===========     ============     ===========

                                                                        LVIP
                                                                    WELLS FARGO     LVIP WILSHIRE   LVIP WILSHIRE   LVIP WILSHIRE
                                                                  INTRINSIC VALUE    2010 PROFILE   2020 PROFILE     2030 PROFILE
                                                                   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $21,692,955      $ 5,875,176     $ 9,484,720     $ 4,561,711
Changes From Operations:
   - Net investment income (loss)                                      (167,194)           6,397           7,409          (8,520)
   - Net realized gain (loss) on investments                         (3,839,033)         (74,051)         58,666          (7,243)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      9,101,520        1,777,667       2,988,056       2,374,688
                                                                    -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    5,095,293        1,710,013       3,054,131       2,358,925
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               1,762,879          647,353       1,849,067       2,191,158
   - Contract withdrawals and transfers to annuity reserves          (1,864,659)        (749,211)       (433,555)       (610,706)
   - Contract transfers                                                 171,286        1,632,189       1,698,389       2,316,590
                                                                    -----------      -----------     -----------     -----------
                                                                         69,506        1,530,331       3,113,901       3,897,042
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --              --
   - Annuity Payments                                                        --               --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --               --              --              --
                                                                    -----------      -----------     -----------     -----------
                                                                             --               --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                          69,506        1,530,331       3,113,901       3,897,042
                                                                    -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               5,164,799        3,240,344       6,168,032       6,255,967
                                                                    -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                      26,857,754        9,115,520      15,652,752      10,817,678
Changes From Operations:
   - Net investment income (loss)                                      (212,478)         (75,180)       (159,199)       (123,078)
   - Net realized gain (loss) on investments                           (736,424)         276,093         262,621         389,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                      4,601,006          584,723       1,537,479         690,289
                                                                    -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    3,652,104          785,636       1,640,901         956,318
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               2,131,422           28,858         312,814          86,453
   - Contract withdrawals and transfers to annuity reserves          (1,692,419)        (788,947)     (1,227,611)     (1,411,566)
   - Contract transfers                                              (3,416,212)        (541,769)      1,794,626         184,880
                                                                    -----------      -----------     -----------     -----------
                                                                     (2,977,209)      (1,301,858)        879,829      (1,140,233)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --              --
   - Annuity Payments                                                        --               --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --               --              --              --
                                                                    -----------      -----------     -----------     -----------
                                                                             --               --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (2,977,209)      (1,301,858)        879,829      (1,140,233)
                                                                    -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 674,895         (516,222)      2,520,730        (183,915)
                                                                    -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                     $27,532,649      $ 8,599,298     $18,173,482     $10,633,763
                                                                    ===========      ===========     ===========     ===========

                                                                                                                   LVIP WILSHIRE
                                                                                  LVIP WILSHIRE    LVIP WILSHIRE     MODERATELY
                                                                  LVIP WILSHIRE    CONSERVATIVE      MODERATE        AGGRESSIVE
                                                                  2040 PROFILE       PROFILE          PROFILE         PROFILE
                                                                  SERVICE CLASS   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 3,326,300    $199,198,042    $  654,007,813   $408,610,151
Changes From Operations:
   - Net investment income (loss)                                      (26,477)      6,244,654        18,242,712     12,103,989
   - Net realized gain (loss) on investments                           160,360      (1,001,175)       (8,878,511)    (7,452,902)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,449,241      50,165,236       165,966,375    104,274,617
                                                                   -----------    ------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,583,124      55,408,715       175,330,576    108,925,704
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,144,605      55,246,748        78,541,975     32,775,586
   - Contract withdrawals and transfers to annuity reserves           (325,282)    (24,563,559)      (51,942,047)   (25,008,656)
   - Contract transfers                                             (2,551,466)     24,762,174        34,403,056     17,657,328
                                                                   -----------    ------------    --------------   ------------
                                                                       267,857      55,445,363        61,002,984     25,424,258
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --        252,468
   - Annuity Payments                                                       --        (366,732)          (45,314)       (36,440)
   - Receipt (reimbursement) of mortality guarantee adjustments             --            (139)              617           (344)
                                                                   -----------    ------------    --------------   ------------
                                                                            --        (366,871)          (44,697)       215,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        267,857      55,078,492        60,958,287     25,639,942
                                                                   -----------    ------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,850,981     110,487,207       236,288,863    134,565,646
                                                                   -----------    ------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                      5,177,281     309,685,249       890,296,676    543,175,797
Changes From Operations:
   - Net investment income (loss)                                      (61,852)      6,390,633         9,998,737      5,425,579
   - Net realized gain (loss) on investments                            96,023       6,577,060          (191,090)    (6,046,983)
   - Net change in unrealized appreciation or depreciation on
     investments                                                       573,553      15,747,029        82,172,467     60,367,344
                                                                   -----------    ------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     607,724      28,714,722        91,980,114     59,745,940
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                313,650      62,532,612       137,246,315     68,805,400
   - Contract withdrawals and transfers to annuity reserves           (183,155)    (37,799,172)      (74,602,831)   (41,769,851)
   - Contract transfers                                                377,612      16,284,541        33,390,640     19,829,616
                                                                   -----------    ------------    --------------   ------------
                                                                       508,107      41,017,981        96,034,124     46,865,165
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --            26,098          9,009
   - Annuity Payments                                                       --        (743,624)          (52,010)       (31,038)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --               912         (1,483)
                                                                   -----------    ------------    --------------   ------------
                                                                            --        (743,624)          (25,000)       (23,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        508,107      40,274,357        96,009,124     46,841,653
                                                                   -----------    ------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,115,831      68,989,079       187,989,238    106,587,593
                                                                   -----------    ------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                    $ 6,293,112    $378,674,328    $1,078,285,914   $649,763,390
                                                                   ===========    ============    ==============   ============

                                                                  LORD ABBETT
                                                                  FUNDAMENTAL
                                                                    EQUITY
                                                                   CLASS VC
                                                                  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $   32,465
Changes From Operations:
   - Net investment income (loss)                                     (9,673)
   - Net realized gain (loss) on investments                          27,150
   - Net change in unrealized appreciation or depreciation on
     investments                                                     579,828
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   597,305
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            1,554,720
   - Contract withdrawals and transfers to annuity reserves          (50,536)
   - Contract transfers                                            2,633,216
                                                                  ----------
                                                                   4,137,400
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    4,137,400
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,734,705
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2009                                    4,767,170
Changes From Operations:
   - Net investment income (loss)                                    (36,140)
   - Net realized gain (loss) on investments                         129,017
   - Net change in unrealized appreciation or depreciation on
     investments                                                   1,284,818
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 1,377,695
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            1,239,709
   - Contract withdrawals and transfers to annuity reserves         (242,188)
   - Contract transfers                                            2,840,582
                                                                  ----------
                                                                   3,838,103
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    3,838,103
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            5,215,798
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2010                                   $9,982,968
                                                                  ==========

See accompanying notes.

                                                                     MFS VIT         MFS VIT         MFS VIT         MFS VIT
                                                                   CORE EQUITY       GROWTH          GROWTH        TOTAL RETURN
                                                                  SERVICE CLASS   INITIAL CLASS   SERVICE CLASS   INITIAL CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $3,042,352      $3,066,522      $ 6,038,525     $17,288,570
Changes From Operations:
   - Net investment income (loss)                                      (6,062)        (32,823)        (123,207)        402,655
   - Net realized gain (loss) on investments                          (87,678)       (470,321)          74,634        (947,459)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      821,616       1,407,977        2,575,523       2,793,314
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    727,876         904,833        2,526,950       2,248,510
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 4,256          27,719        1,766,126         119,333
   - Contract withdrawals and transfers to annuity reserves          (403,922)       (445,326)        (567,714)     (2,884,217)
   - Contract transfers                                              (396,301)       (278,004)         291,696      (1,050,843)
                                                                   ----------      ----------      -----------     -----------
                                                                     (795,967)       (695,611)       1,490,108      (3,815,727)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --          (8,430)
   - Annuity Payments                                                      --          (2,034)          (1,523)          6,026
   - Receipt (reimbursement) of mortality guarantee adjustments            --             706               --              58
                                                                   ----------      ----------      -----------     -----------
                                                                           --          (1,328)          (1,523)         (2,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (795,967)       (696,939)       1,488,585      (3,818,073)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (68,091)        207,894        4,015,535      (1,569,563)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     2,974,261       3,274,416       10,054,060      15,719,007
Changes From Operations:
   - Net investment income (loss)                                     (19,633)        (38,941)        (187,299)        196,816
   - Net realized gain (loss) on investments                           70,733        (136,016)         594,943        (150,372)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      316,151         555,155        1,275,862       1,092,050
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    367,251         380,198        1,683,506       1,138,494
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 9,266          26,060        2,828,157          61,923
   - Contract withdrawals and transfers to annuity reserves          (364,118)       (419,795)      (1,251,027)     (2,070,731)
   - Contract transfers                                              (257,013)       (111,343)       1,201,985        (704,705)
                                                                   ----------      ----------      -----------     -----------
                                                                     (611,865)       (505,078)       2,779,115      (2,713,513)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --            (153)
   - Annuity Payments                                                      --          (2,387)          (1,643)         (2,474)
   - Receipt (reimbursement) of mortality guarantee adjustments            --           1,092               --            (101)
                                                                   ----------      ----------      -----------     -----------
                                                                           --          (1,295)          (1,643)         (2,728)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (611,865)       (506,373)       2,777,472      (2,716,241)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (244,614)       (126,175)       4,460,978      (1,577,747)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $2,729,647      $3,148,241      $14,515,038     $14,141,260
                                                                   ==========      ==========      ===========     ===========

                                                                                                                    MORGAN
                                                                                                                    STANLEY
                                                                     MFS VIT         MFS VIT         MFS VIT      UIF CAPITAL
                                                                   TOTAL RETURN     UTILITIES       UTILITIES       GROWTH
                                                                  SERVICE CLASS   INITIAL CLASS   SERVICE CLASS    CLASS II
                                                                    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $256,544,245     $15,767,161    $159,125,862    $    8,735
Changes From Operations:
   - Net investment income (loss)                                    4,479,905         564,863       5,486,401        (2,220)
   - Net realized gain (loss) on investments                       (15,611,469)     (1,399,900)    (21,112,550)        5,581
   - Net change in unrealized appreciation or depreciation on
     investments                                                    50,078,845       4,623,299      59,631,843       109,838
                                                                  ------------     -----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  38,947,281       3,788,262      44,005,694       113,199
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             11,639,889          62,288      12,185,773       349,996
   - Contract withdrawals and transfers to annuity reserves        (22,778,362)     (2,387,635)    (12,752,266)       (2,758)
   - Contract transfers                                             12,508,516       1,207,216     (35,372,811)      240,168
                                                                  ------------     -----------    ------------    ----------
                                                                     1,370,043      (1,118,131)    (35,939,304)      587,406
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            8,552          (9,781)             --            --
   - Annuity Payments                                                  (24,627)            463         (23,861)           --
   - Receipt (reimbursement) of mortality guarantee adjustments            654           2,782             272            --
                                                                  ------------     -----------    ------------    ----------
                                                                       (15,421)         (6,536)        (23,589)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      1,354,622      (1,124,667)    (35,962,893)      587,406
                                                                  ------------     -----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             40,301,903       2,663,595       8,042,801       700,605
                                                                  ------------     -----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2009                                    296,846,148      18,430,756     167,168,663       709,340
Changes From Operations:
   - Net investment income (loss)                                    2,679,650         223,517       2,305,204        (9,595)
   - Net realized gain (loss) on investments                        (3,853,276)        100,936      (3,323,740)       46,491
   - Net change in unrealized appreciation or depreciation on
     investments                                                    24,515,078         758,946      19,325,819       192,742
                                                                  ------------     -----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  23,341,452       1,083,399      18,307,283       229,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,006,217          68,312      10,502,284       224,727
   - Contract withdrawals and transfers to annuity reserves        (31,552,826)     (2,217,993)    (14,340,339)      (22,628)
   - Contract transfers                                             13,261,012      (4,982,013)     (5,204,747)      116,634
                                                                  ------------     -----------    ------------    ----------
                                                                       714,403      (7,131,694)     (9,042,802)      318,733
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --            --
   - Annuity Payments                                                  (11,949)         (9,901)        (15,250)           --
   - Receipt (reimbursement) of mortality guarantee adjustments          1,022         (13,292)            474            --
                                                                  ------------     -----------    ------------    ----------
                                                                       (10,927)        (23,193)        (14,776)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        703,476      (7,154,887)     (9,057,578)      318,733
                                                                  ------------     -----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             24,044,928      (6,071,488)      9,249,705       548,371
                                                                  ------------     -----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2010                                   $320,891,076     $12,359,268    $176,418,368    $1,257,711
                                                                  ============     ===========    ============    ==========

                                                                                                      OPPENHEIMER      PIMCO VIT
                                                                      NB AMT                             GLOBAL        COMMODITY
                                                                     MID-CAP            NB AMT         SECURITIES     REAL RETURN
                                                                  GROWTH I CLASS   REGENCY I CLASS   SERVICE CLASS   ADVISOR CLASS
                                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 51,364,563     $ 52,195,507      $   10,166      $        --
Changes From Operations:
   - Net investment income (loss)                                      (801,311)          18,241          (2,638)         114,330
   - Net realized gain (loss) on investments                         (1,771,566)      (6,550,634)          6,101          364,444
   - Net change in unrealized appreciation or depreciation on
     investments                                                     14,971,729       25,874,309         122,874          (89,993)
                                                                   ------------     ------------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   12,398,852       19,341,916         126,337          388,781
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 416,355          399,077         477,454          438,323
   - Contract withdrawals and transfers to annuity reserves          (4,970,419)      (5,948,704)         (7,901)         (33,674)
   - Contract transfers                                              (9,397,110)      (9,659,600)        654,902        3,350,760
                                                                   ------------     ------------      ----------      -----------
                                                                    (13,951,174)     (15,209,227)      1,124,455        3,755,409
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --               --
   - Annuity Payments                                                    (6,016)         (10,390)             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             445               23              --               --
                                                                   ------------     ------------      ----------      -----------
                                                                         (5,571)         (10,367)             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (13,956,745)     (15,219,594)      1,124,455        3,755,409
                                                                   ------------     ------------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (1,557,893)       4,122,322       1,250,792        4,144,190
                                                                   ------------     ------------      ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                      49,806,670       56,317,829       1,260,958        4,144,190
Changes From Operations:
   - Net investment income (loss)                                      (809,249)        (513,611)         (1,355)         879,069
   - Net realized gain (loss) on investments                          2,014,076         (692,719)         35,798          (53,794)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     10,661,078       12,736,697         399,422          848,474
                                                                   ------------     ------------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   11,865,905       11,530,367         433,865        1,673,749
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 304,435          258,961         931,563          873,451
   - Contract withdrawals and transfers to annuity reserves          (5,382,761)      (6,863,768)       (137,448)        (697,036)
   - Contract transfers                                              (3,373,006)      (6,088,448)      1,325,649        5,814,408
                                                                   ------------     ------------      ----------      -----------
                                                                     (8,451,332)     (12,693,255)      2,119,764        5,990,823
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --           33,873
   - Annuity Payments                                                    (1,287)         (11,278)             --             (294)
   - Receipt (reimbursement) of mortality guarantee adjustments             666               46              --               --
                                                                   ------------     ------------      ----------      -----------
                                                                           (621)         (11,232)             --           33,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (8,451,953)     (12,704,487)      2,119,764        6,024,402
                                                                   ------------     ------------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               3,413,952       (1,174,120)      2,553,629        7,698,151
                                                                   ------------     ------------      ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $ 53,220,622     $ 55,143,709      $3,814,587      $11,842,341
                                                                   ============     ============      ==========      ===========

                                                                   PUTNAM VT
                                                                    GLOBAL
                                                                  HEALTH CARE
                                                                   CLASS IB
                                                                  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 5,006,622
Changes From Operations:
   - Net investment income (loss)                                     (56,745)
   - Net realized gain (loss) on investments                           78,289
   - Net change in unrealized appreciation or depreciation on
     investments                                                      591,255
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       612,799
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                17,782
   - Contract withdrawals and transfers to annuity reserves          (358,445)
   - Contract transfers                                            (1,969,207)
                                                                  -----------
                                                                   (2,309,870)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --
   - Annuity Payments                                                      --
   - Receipt (reimbursement) of mortality guarantee adjustments            --
                                                                  -----------
                                                                           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (2,309,870)
                                                                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,697,071)
                                                                  -----------
NET ASSETS AT DECEMBER 31, 2009                                     3,309,551
Changes From Operations:
   - Net investment income (loss)                                      11,667
   - Net realized gain (loss) on investments                           27,074
   - Net change in unrealized appreciation or depreciation on
     investments                                                      (15,577)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     23,164
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 3,192
   - Contract withdrawals and transfers to annuity reserves          (377,650)
   - Contract transfers                                               (74,335)
                                                                  -----------
                                                                     (448,793)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --
   - Annuity Payments                                                      --
   - Receipt (reimbursement) of mortality guarantee adjustments            --
                                                                  -----------
                                                                           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (448,793)
                                                                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (425,629)
                                                                  -----------
NET ASSETS AT DECEMBER 31, 2010                                   $ 2,883,922
                                                                  ===========

See accompanying notes.

                                                                   PUTNAM VT
                                                                   GROWTH &
                                                                    INCOME
                                                                   CLASS IB
                                                                  SUBACCOUNT
----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $2,633,726
Changes From Operations:
   - Net investment income (loss)                                     32,839
   - Net realized gain (loss) on investments                        (763,445)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   1,233,984
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      503,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                3,683
   - Contract withdrawals and transfers to annuity reserves         (722,345)
   - Contract transfers                                             (214,502)
                                                                  ----------
                                                                    (933,164)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (933,164)
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (429,786)
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2009                                    2,203,940
Changes From Operations:
   - Net investment income (loss)                                       (437)
   - Net realized gain (loss) on investments                        (206,694)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     432,181
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      225,050
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                2,948
   - Contract withdrawals and transfers to annuity reserves         (302,047)
   - Contract transfers                                             (124,495)
                                                                  ----------
                                                                    (423,594)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (423,594)
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (198,544)
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2010                                   $2,005,396
                                                                  ==========

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-five available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Fund**
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class A Fund**
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class A Fund**
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund**
   ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio**
   American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 1 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund**
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund**
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund**
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 1 Fund**
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series**
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP International Value Equity Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund**
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Capital Appreciation Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American International Service Class II Fund
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund**
   LVIP Cohen & Steers Global Real Estate Service Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund**
   LVIP Columbia Value Opportunities Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Janus Capital Appreciation Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund

   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Service Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund**
   LVIP SSgA Global Tactical Allocation Service Class Fund
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund**
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth Standard Class Fund**
   LVIP Templeton Growth Service Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund**
   LVIP Turner Mid-Cap Growth Service Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund**
   LVIP Wells Fargo Intrinsic Value Service Class Fund
   LVIP Wilshire 2010 Profile Service Class Fund
   LVIP Wilshire 2020 Profile Service Class Fund
   LVIP Wilshire 2030 Profile Service Class Fund
   LVIP Wilshire 2040 Profile Service Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund**
   LVIP Wilshire Conservative Profile Service Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund**
   LVIP Wilshire Moderate Profile Service Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund**
   LVIP Wilshire Moderately Aggressive Profile Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund**
   PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

**   Available fund with no money invested at December 31, 2010

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2009, the following funds became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009:

ABVPSF Global Thematic Growth Class A Fund
ABVPSF Growth and Income Class A Fund
ABVPSF International Value Class A Fund
ABVPSF Small/Mid Cap Value Class A Fund
American Century VP Inflation Protection Class 1 Fund
American Funds Global Growth Class 1 Fund
American Funds Global Small Capitalization Class 1 Fund
American Funds Growth Class 1 Fund
American Funds Growth-Income Class 1 Fund
American Funds International Class 1 Fund
BlackRock Global Allocation V.I. Class I Fund
BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Diversified Income Standard Class Series
Delaware VIP Emerging Markets Standard Class Series
Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP U.S. Growth Standard Class Series
DWS VIP Alternative Asset Allocation Plus Class A Fund
DWS VIP Alternative Asset Allocation Plus Class B Fund
Fidelity VIP Contrafund Initial Class Portfolio
Fidelity VIP Mid Cap Initial Class Portfolio
FTVIPT Franklin Income Securities Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund
LVIP Baron Growth Opportunities Standard Class Fund
LVIP Capital Growth Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund
LVIP Delaware Growth and Income Standard Class Fund
LVIP Delaware Special Opportunities Standard Class Fund
LVIP Global Income Standard Class Fund
LVIP Global Income Service Class Fund
LVIP Marsico International Growth Standard Class Fund
LVIP MFS Value Standard Class Fund
LVIP Mid-Cap Value Standard Class Fund
LVIP SSgA Bond Index Standard Class Fund
LVIP SSgA Developed International 150 Standard Class Fund
LVIP SSgA Emerging Markets 100 Standard Class Fund
LVIP SSgA International Index Standard Class Fund
LVIP SSgA Large Cap 100 Standard Class Fund
LVIP SSgA Small-Cap Index Standard Class Fund
LVIP SSgA Small-Mid Cap 200 Standard Class Fund
LVIP T. Rowe Price Growth Stock Standard Class Fund
LVIP Templeton Growth Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund
LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund
PIMCO VIT Commodity Real Return Administrative Class Fund
PIMCO VIT Commodity Real Return Advisor Class Fund

Also during 2009, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B Fund                         ABVPSF Global Thematic Growth Class B Fund
Delaware Capital Reserves Service Class Series                Delaware Limited-Term Diversified Income Service Class Series
FTVIPT Templeton Global Income Securities Class 2 Fund        FTVIPT Templeton Global Bond Securities Class 2 Fund
Janus Aspen Series Mid Cap Growth Service Class Portfolio     Janus Aspen Series Enterprise Service Class Portfolio
Janus Aspen Series Worldwide Growth Service Class Portfolio   Janus Aspen Series Worldwide Service Class Portfolio
LVIP FI Equity-Income Standard Class Fund                     LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP FI Equity-Income Service Class Fund                      LVIP Wells Fargo Intrinsic Value Service Class Fund
Putnam VT Health Sciences Class IB Fund                       Putnam VT Global Health Care Class IB Fund

During 2009, the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund and the LVIP UBS Global Asset Allocation Service Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Service Class Fund.

During 2010, the following funds became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class II Fund
LVIP American Global Small Capitalization Service Class II Fund
LVIP American Growth Service Class II Fund
LVIP American Growth-Income Service Class II Fund
LVIP American International Service Class II Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund
LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund
LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                     NEW FUND NAME
---------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund   Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund**               LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund   LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund   LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund    LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                    Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio           Morgan Stanley UIF Capital Growth Class II Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the fifteen products:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

In addition, $109,000,142 and $80,018,430 was retained by the Company for contract charges and surrender charges during 2010 and 2009, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2010 and 2009, sales charges amounted to $13,790,007 and $9,297,064, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
             2010                  0.65%    2.85%   $ 4.67    $18.41     3,004,150  $   29,512,963    15.25%     17.81%      2.00%
             2009                  0.65%    2.85%     4.01     15.82     3,372,425      27,481,352    48.84%     52.12%      0.00%
             2008                  0.65%    2.85%     2.67     10.52     3,262,920      16,985,544   -48.92%    -48.07%      0.00%
             2007                  1.15%    2.80%     5.17     20.19     3,842,419      33,767,641    16.76%     18.52%      0.00%
             2006                  1.15%    2.65%     4.38     17.19     3,154,151      19,614,773     5.55%      7.03%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
             2010                  0.65%    2.85%     8.35     14.03    13,986,390     153,878,947     9.63%     12.07%      0.00%
             2009                  0.65%    2.85%     7.47     12.67    14,537,403     145,245,860    16.97%     19.57%      3.54%
             2008                  0.65%    2.85%     6.73     10.72    14,925,347     128,497,995   -42.34%    -41.37%      1.77%
             2007                  1.15%    2.80%    11.89     18.42    15,940,246     238,553,594     1.96%      3.55%      1.20%
             2006                  1.25%    2.80%    11.67     17.89    16,298,422     237,605,213    13.75%     15.53%      1.15%
ABVPSF INTERNATIONAL VALUE CLASS B
             2010                  0.65%    2.90%     7.10      7.81    23,913,577     177,374,151     1.37%      3.62%      3.08%
             2009                  0.65%    2.85%     6.88      7.58    16,087,503     116,859,013    30.58%     33.49%      1.14%
             2008                  0.65%    2.85%     5.44      5.71    15,725,322      87,885,870   -54.60%    -53.79%      0.88%
             2007                  1.10%    2.85%    11.78     12.38    13,859,734     170,225,318     2.63%      4.38%      0.99%
             2006     6/6/2006     1.15%    2.80%    11.29     11.87     2,907,081      34,424,483     7.38%     27.27%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
             2010                  1.30%    2.65%     5.79     13.38     1,688,466      12,963,373     6.96%      8.41%      0.27%
             2009                  1.30%    2.65%     5.37     12.34     2,076,002      14,747,140    33.52%     35.33%      0.00%
             2008                  1.30%    2.65%     3.99      9.12     2,586,486      13,536,124   -41.40%    -40.60%      0.00%
             2007                  1.30%    2.65%     6.74     15.39     3,281,465      29,322,568    10.65%     12.15%      0.00%
             2006                  1.30%    2.65%     6.04     13.87     3,981,992      31,699,870    -3.24%     -1.92%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
             2010                  0.65%    2.85%    11.45     24.00     8,248,951     150,623,922    23.04%     25.77%      0.27%
             2009                  0.65%    2.85%     9.13     19.31     7,108,955     104,160,839    38.65%     41.73%      0.88%
             2008                  0.65%    2.85%     6.98     13.79     7,758,456      84,894,668   -37.55%    -36.45%      0.43%
             2007                  1.10%    2.85%    11.03     21.87     5,982,290     110,145,206    -1.34%      0.37%      0.72%
             2006                  1.15%    2.85%    11.73     21.76     4,266,114      81,467,069    11.05%     12.78%      0.23%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
             2010                  0.65%    2.85%    10.79     12.42    41,433,338     494,227,301     2.15%      4.42%      1.65%
             2009                  0.65%    2.85%    10.56     11.97    33,469,110     387,360,324     7.14%      9.52%      1.88%
             2008                  0.65%    2.85%     9.86     11.00    22,134,456     237,085,710    -4.37%     -2.73%      4.69%
             2007                  1.15%    2.85%    10.31     11.33    13,044,498     144,760,051     6.43%      8.15%      4.52%
             2006                  1.25%    2.85%     9.69     10.48    11,863,503     122,539,340    -1.27%      0.32%      3.33%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2010                  0.65%    2.85%    11.02     16.14    22,438,581     331,309,961     8.61%     11.02%      1.54%
             2009                  0.65%    2.85%    10.07     14.63    20,566,657     279,623,028    38.31%     41.38%      1.42%
             2008                  0.65%    2.85%     7.32     10.42    22,029,895     216,967,583   -40.12%    -39.06%      2.00%
             2007                  1.10%    2.85%    12.48     17.13    16,765,804     278,606,031    11.62%     13.59%      3.00%
             2006                  1.10%    2.85%    13.27     15.11    10,355,625     153,145,467    17.10%     18.93%      0.85%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2010                  0.65%    2.85%    11.10     29.31    23,033,389     405,935,380    18.98%     21.62%      1.76%
             2009                  0.65%    2.85%     9.16     24.39    18,454,035     288,154,824    56.77%     60.25%      0.28%
             2008                  0.65%    2.85%     6.29     15.40    16,178,894     174,409,032   -54.83%    -54.03%      0.00%
             2007                  1.10%    2.85%    13.68     33.76    14,813,916     359,008,332    18.02%     20.10%      3.00%
             2006                  1.10%    2.85%    12.95     28.32    12,213,535     238,117,221    20.63%     22.51%      0.46%
AMERICAN FUNDS GROWTH CLASS 2
             2010                  0.65%    2.85%     9.51     18.81   139,384,213   1,945,075,727    15.35%     17.91%      0.73%
             2009                  0.65%    2.85%     8.16     16.14   143,144,088   1,713,386,575    35.49%     38.51%      0.69%
             2008                  0.65%    2.85%     5.96     11.80   126,204,408   1,096,444,796   -45.55%    -44.58%      0.87%
             2007                  1.10%    2.85%    10.82     21.45   114,062,671   1,772,430,459     9.19%     11.12%      0.83%
             2006                  1.10%    2.85%     9.81     19.45   102,526,103   1,392,831,743     7.12%      8.85%      0.87%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2010                  0.60%    2.85%   $ 9.19    $15.95   160,676,140  $1,965,743,078     8.30%     10.70%      1.51%
             2009                  0.65%    2.85%     8.34     14.58   154,732,127   1,766,480,965    27.55%     30.39%      1.70%
             2008                  0.65%    2.85%     6.69     11.32   133,043,914   1,213,955,684   -39.60%    -38.53%      1.82%
             2007                  1.10%    2.85%    11.31     18.55   119,952,131   1,837,362,865     2.09%      3.89%      1.59%
             2006                  1.10%    2.85%    11.75     17.99   106,178,440   1,580,788,507    11.97%     13.77%      1.68%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2010                  0.65%    2.85%    10.06     23.27    47,415,131     763,935,853     4.22%      6.54%      2.09%
             2009                  0.65%    2.85%     9.52     22.11    45,438,851     690,446,358    39.05%     42.15%      1.49%
             2008                  0.65%    2.85%     6.75     15.74    52,149,321     567,950,440   -43.75%    -42.76%      2.03%
             2007                  1.10%    2.85%    11.82     27.70    48,317,076     904,894,574    16.65%     18.71%      1.65%
             2006                  1.10%    2.85%     9.99     23.51    41,893,852     632,070,987    15.64%     17.50%      1.82%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2010                  0.60%    2.90%    12.25     12.69    49,546,291     617,625,604     6.68%      9.05%      1.72%
             2009    6/30/2009     0.65%    2.85%    11.48     11.64    17,623,448     203,695,578     1.44%     15.58%      2.31%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2010                  0.65%    2.90%    12.70     15.04    69,940,824     998,422,247     4.84%      7.17%      4.24%
             2009                  0.65%    2.85%    12.11     14.12    52,883,597     715,222,239    23.10%     25.84%      5.14%
             2008                  0.65%    2.85%     9.84     11.30    35,059,220     383,243,656    -7.57%     -5.94%      3.55%
             2007                  1.10%    2.85%    10.65     12.04    25,769,243     302,157,201     4.40%      6.08%      2.59%
             2006                  1.25%    2.85%    10.20     11.35    16,777,113     186,983,777     4.55%      6.23%      1.25%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2010                  0.65%    2.85%    11.14     52.13    14,644,887     312,915,951    14.89%     17.44%      0.57%
             2009                  0.65%    2.85%     9.92     44.92    11,762,070     223,132,089    72.68%     76.52%      0.94%
             2008                  0.65%    2.85%     5.69     25.76    12,841,316     141,037,891   -53.04%    -52.22%      1.28%
             2007                  1.10%    2.85%    18.56     54.30    10,582,568     256,714,563    34.62%     36.79%      1.24%
             2006                  1.25%    2.85%    14.74     39.94     6,958,755     129,919,378    23.31%     25.24%      0.94%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2010                  1.40%    2.35%    15.39     21.42       750,316      11,622,616    12.64%     13.72%      6.76%
             2009                  1.40%    2.35%    13.53     18.98       574,400       7,859,946    45.52%     46.90%      9.42%
             2008                  1.40%    2.35%     9.21     13.02       862,558       8,034,157   -25.94%    -25.23%      8.20%
             2007                  1.40%    2.35%    12.32     17.54     1,277,232      15,879,806     0.41%      1.37%      6.52%
             2006                  1.40%    2.35%    12.16     17.43     1,175,099      14,399,604    10.06%     10.88%      6.73%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2010                  0.65%    2.85%    12.47     21.54    19,118,188     319,535,835    11.69%     14.17%      7.33%
             2009                  0.65%    2.85%    11.14     19.10    17,730,626     265,885,036    44.48%     47.69%      7.18%
             2008                  0.65%    2.85%     8.01     13.09    15,955,990     166,499,584   -26.55%    -25.25%      8.03%
             2007                  1.10%    2.85%    10.72     17.64    14,288,786     202,639,176    -0.34%      1.37%      6.15%
             2006                  1.15%    2.85%    11.09     17.52    13,057,671     186,729,667     9.04%     10.80%      6.15%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
             2010                  1.40%    2.15%    17.19     19.53        19,350         334,606     8.57%      9.38%      3.98%
             2009                  1.40%    2.15%    15.72     17.99        23,655         373,841    31.86%     32.86%      3.47%
             2008                  1.40%    2.15%    11.83     13.64        35,587         423,335   -43.65%    -43.22%      2.98%
             2007                  1.40%    2.15%    20.84     22.81        81,729       1,714,184     3.51%      3.77%      2.21%
             2006                  1.40%    1.65%    20.08     22.04       136,295       2,737,672    21.56%     21.87%      2.83%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2010                  0.60%    2.85%    10.84     11.90    56,532,719     658,386,518     1.36%      3.62%      2.03%
             2009                  0.65%    2.85%    10.72     11.51    32,029,490     362,100,137     9.48%     11.86%      3.33%
             2008                  0.65%    2.80%     9.79     10.35     7,989,474      81,388,856    -3.39%     -1.78%      4.10%
             2007                  1.15%    2.80%    10.14     10.55     1,745,444      18,209,455     1.35%      2.94%      4.55%
             2006                  1.25%    2.80%    10.05     10.25     1,068,351      10,878,852     1.75%      3.03%      4.31%
DELAWARE VIP REIT STANDARD CLASS
             2010                  1.40%    2.35%    19.43     27.25       200,164       5,329,560    24.04%     25.22%      2.80%
             2009                  1.40%    2.35%    15.67     21.76       234,742       4,993,625    20.45%     21.60%      4.94%
             2008                  1.40%    2.35%    13.01     17.89       337,494       5,881,815   -36.57%    -35.97%      2.60%
             2007                  1.40%    2.35%    20.51     27.95       497,495      13,641,050   -15.94%    -15.14%      1.50%
             2006                  1.40%    2.35%    24.60     32.93       745,569      24,391,247    29.81%     30.79%      1.93%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT SERVICE CLASS
             2010                  0.65%    2.85%   $ 8.46    $22.70     6,696,391  $  110,546,563    23.06%     25.79%      2.55%
             2009                  0.65%    2.85%     7.55     18.18     6,492,661      89,686,763    19.77%     21.89%      4.61%
             2008                  1.10%    2.85%     6.20     14.96     8,564,358      97,607,134   -37.11%    -35.99%      2.14%
             2007                  1.10%    2.85%     9.68     23.45    10,520,517     190,815,163   -16.59%    -15.16%      1.15%
             2006                  1.15%    2.85%    13.30     27.70    11,378,212     251,608,279    28.67%     30.68%      1.54%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2010                  1.40%    2.35%    22.13     26.35       363,786       9,531,790    29.20%     30.43%      0.65%
             2009                  1.40%    2.35%    17.13     20.20       442,151       8,885,188    28.77%     30.00%      1.04%
             2008                  1.40%    2.35%    13.30     15.54       624,210       9,651,885   -31.51%    -30.85%      0.83%
             2007                  1.40%    2.35%    19.30     22.48       911,687      20,420,995    -8.79%     -7.92%      0.54%
             2006                  1.40%    2.35%    21.00     24.41     1,259,195      30,657,532    13.49%     14.57%      0.26%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2010                  0.65%    2.85%    11.62     26.63    17,716,673     309,429,689    28.21%     31.06%      0.46%
             2009                  0.65%    2.85%     8.93     20.47    17,867,130     247,088,668    27.87%     30.72%      0.71%
             2008                  0.65%    2.85%     7.20     15.78    21,006,014     230,267,773   -32.04%    -30.94%      0.46%
             2007                  1.25%    2.85%    10.53     22.89    19,715,307     327,861,445    -9.46%     -8.00%      0.25%
             2006                  1.25%    2.85%    12.05     24.91    15,981,027     306,852,146    12.69%     14.45%      0.02%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2010    10/8/2010     1.40%    2.35%    17.06     21.40       442,067       9,442,351    13.16%     13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2010    10/8/2010     0.65%    2.80%     9.31     19.87     5,869,618      84,963,927    12.98%     13.54%      0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009                  1.40%    2.35%    12.64     15.83       531,817       8,405,150    51.13%     52.58%      0.00%
             2008                  1.40%    2.35%     8.30     10.37       677,030       7,010,663   -47.98%    -47.48%      0.00%
             2007                  1.40%    2.35%    15.84     19.75       967,792      19,092,097     8.18%      9.21%      0.00%
             2006                  1.40%    2.35%    14.53     18.09     1,376,772      24,889,509     5.30%      6.10%      0.00%
DELAWARE VIP TREND SERVICE CLASS
             2009                  0.65%    2.80%     6.93     14.84     6,221,993      66,463,438    50.11%     53.37%      0.00%
             2008                  0.65%    2.80%     4.57      9.81     7,395,820      52,003,840   -48.33%    -47.47%      0.00%
             2007                  1.15%    2.80%     8.76     18.84     8,624,685     115,826,354     7.41%      9.20%      0.00%
             2006                  1.15%    2.80%     8.07     17.56     9,363,478     114,451,808     4.37%      6.00%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2010                  0.65%    2.85%     9.68     13.56    11,708,708     124,714,441    10.35%     12.81%      0.00%
             2009                  0.65%    2.85%     8.77     12.17     6,365,710      62,326,594    38.93%     42.02%      0.00%
             2008                  0.65%    2.85%     6.32      8.67     2,886,087      21,229,340   -44.44%    -43.57%      0.00%
             2007                  1.25%    2.80%    11.37     15.46     2,918,817      38,693,665     9.27%     10.98%      0.00%
             2006                  1.25%    2.80%    11.08     14.02     2,954,477      35,560,878    -0.61%      0.74%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
             2010                  1.40%    2.35%    12.25     15.78       508,244       6,281,230    12.94%     14.02%      2.43%
             2009                  1.40%    2.35%    10.74     13.90       559,770       6,065,594    15.22%     16.32%      3.25%
             2008                  1.40%    2.35%     9.23     11.78       682,623       6,352,152   -34.97%    -34.35%      3.16%
             2007                  1.40%    2.35%    14.07     18.08     1,057,669      14,923,996    -4.79%     -4.08%      1.64%
             2006                  1.40%    2.15%    14.66     18.99     1,264,708      18,576,994    21.46%     22.38%      1.59%
DELAWARE VIP VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.38     15.22    10,530,555     125,406,966    12.09%     14.46%      2.20%
             2009                  0.75%    2.85%     7.39     13.47    11,033,921     117,051,364    14.35%     16.77%      2.78%
             2008                  0.75%    2.85%     6.77     11.69     9,940,337      92,632,743   -35.44%    -34.33%      2.59%
             2007                  1.15%    2.85%    10.71     17.96    11,006,428     158,874,478    -5.67%     -4.10%      1.26%
             2006                  1.15%    2.80%    12.38     19.06     8,374,330     129,017,666    20.38%     22.26%      1.17%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
             2010                  0.65%    2.80%    12.44     13.38     1,476,223      18,687,740     9.05%     11.42%      0.74%
             2009     7/7/2009     0.65%    2.80%    11.41     12.10       285,305       3,278,794    -0.10%     15.38%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
             2010                  1.30%    2.65%     8.41     14.81     2,369,761      24,773,760    11.71%     13.22%      1.94%
             2009                  1.30%    2.65%     7.47     13.15     2,778,210      25,482,492    23.02%     24.69%      2.88%
             2008                  1.30%    2.65%     6.02     10.41     3,279,387      24,170,085   -38.80%    -37.96%      2.55%
             2007                  1.30%    2.65%     9.75     16.93     4,338,906      51,876,026     2.54%      3.94%      1.54%
             2006                  1.30%    2.65%     9.43     16.43     5,354,369      61,937,097    12.50%     14.03%      1.20%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS VIP EQUITY 500 INDEX CLASS B
             2010                  1.15%    2.80%   $ 9.84    $13.83     2,867,522  $   35,007,227    11.36%     13.21%      1.67%
             2009                  1.15%    2.80%     8.76     12.24     3,130,133      33,955,820    22.55%     24.59%      2.53%
             2008                  1.15%    2.80%     7.03      9.84     3,323,686      29,391,732   -39.07%    -38.06%      2.13%
             2007                  1.15%    2.85%    11.78     15.92     3,221,316      47,252,950     2.08%      3.73%      1.22%
             2006                  1.25%    2.85%    11.59     15.36     2,969,805      42,703,560    12.06%     13.81%      0.88%
DWS VIP SMALL CAP INDEX CLASS A
             2010                  1.30%    2.65%    10.92     20.33       390,509       7,149,169    23.09%     24.76%      0.93%
             2009                  1.30%    2.65%     8.86     16.44       490,142       7,212,160    23.26%     24.94%      1.83%
             2008                  1.30%    2.65%    11.45     13.27       575,785       6,804,093   -35.85%    -34.98%      1.65%
             2007                  1.30%    2.65%    17.72     20.69       735,210      13,405,275    -4.47%     -3.17%      0.89%
             2006                  1.30%    2.65%    18.42     21.71       885,927      16,714,898    14.42%     15.97%      0.70%
DWS VIP SMALL CAP INDEX CLASS B
             2010                  1.10%    2.80%    10.88     18.06     1,109,169      16,421,906    22.63%     24.73%      0.70%
             2009                  1.10%    2.80%     8.73     14.52     1,412,601      16,755,116    22.78%     24.89%      1.69%
             2008                  1.10%    2.80%     6.99     11.65     1,941,075      18,430,158   -36.14%    -35.05%      1.35%
             2007                  1.10%    2.85%    11.16     17.98     2,539,796      37,470,213    -4.91%     -3.38%      0.61%
             2006                  1.25%    2.85%    12.19     18.63     2,088,524      32,947,863    13.95%     15.73%      0.34%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2010                  0.65%    2.85%    10.16     17.87    61,036,851     938,786,812    13.64%     16.17%      1.06%
             2009                  0.65%    2.85%     8.87     15.48    58,487,568     794,109,979    31.66%     34.59%      1.30%
             2008                  0.65%    2.85%     6.78     11.58    48,230,649     500,282,061   -44.30%    -43.32%      0.90%
             2007                  1.10%    2.85%    12.42     20.48    38,112,592     724,082,879    14.01%     15.96%      0.85%
             2006                  1.15%    2.85%    12.08     17.71    28,310,996     473,272,060     8.30%     10.05%      1.07%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2010                  1.40%    2.35%    11.96     15.00       556,864       6,992,880    12.48%     13.55%      1.73%
             2009                  1.40%    2.35%    10.56     13.27       685,293       7,578,540    27.44%     28.40%      2.17%
             2008                  1.40%    2.15%     8.24     10.19       885,428       7,625,372   -43.88%    -43.45%      2.06%
             2007                  1.40%    2.15%    14.60     18.16     1,299,142      19,795,659    -0.63%      0.12%      1.59%
             2006                  1.40%    2.15%    14.61     18.28     1,717,020      26,097,151    17.64%     18.52%      3.32%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
             2010                  1.30%    2.65%     9.38     14.70     3,620,280      45,488,308    11.91%     13.43%      1.53%
             2009                  1.30%    2.65%     8.37     13.03     4,451,795      49,328,897    26.49%     28.21%      1.98%
             2008                  1.30%    2.65%     6.61     10.22     5,495,296      47,467,613   -44.31%    -43.55%      2.10%
             2007                  1.30%    2.65%    11.84     18.21     6,845,010     104,868,409    -1.38%     -0.04%      1.54%
             2006                  1.30%    2.65%    14.01     18.31     7,682,647     118,013,433    16.79%     18.38%      2.98%
FIDELITY VIP GROWTH INITIAL CLASS
             2010                  1.40%    2.35%    10.46     14.72       538,248       5,652,969    21.29%     22.45%      0.26%
             2009                  1.40%    2.35%     8.55     12.08       647,204       5,549,321    25.31%     26.50%      0.43%
             2008                  1.40%    2.35%     6.75      9.41       777,690       5,288,086   -48.40%    -47.90%      0.71%
             2007                  1.40%    2.35%    12.97     18.20     1,060,215      13,793,116    24.26%     25.20%      0.88%
             2006                  1.40%    2.15%    10.36     14.65     1,434,303      14,883,568     4.58%      5.36%      0.42%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2010                  0.65%    2.85%     6.49     14.42     6,704,736      72,730,755    20.38%     22.94%      0.03%
             2009                  0.75%    2.85%     5.34     11.86     6,516,911      57,271,821    24.37%     27.01%      0.20%
             2008                  0.65%    2.85%     4.25      9.44     6,858,292      46,897,614   -48.79%    -47.91%      0.61%
             2007                  1.15%    2.85%     8.21     18.06     6,111,259      78,588,080    23.10%     25.09%      0.35%
             2006                  1.25%    2.85%     6.60     14.55     4,789,808      46,860,781     3.63%      5.25%      0.16%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2010                  0.65%    2.90%    11.75     15.32    27,343,150     403,627,732    24.96%     27.74%      0.14%
             2009                  0.65%    2.85%     9.40     12.07    22,158,329     259,905,147    35.83%     38.85%      0.45%
             2008                  0.65%    2.85%     6.91      8.74    24,760,020     212,067,044   -41.31%    -40.27%      0.24%
             2007                  1.10%    2.85%    12.02     14.66    18,422,757     266,663,938    12.10%     14.02%      0.50%
             2006                  1.15%    2.85%    12.55     12.87    10,522,063     134,453,898     9.24%     11.01%      0.09%
FIDELITY VIP OVERSEAS INITIAL CLASS
             2010                  1.40%    2.15%    13.38     18.87       169,524       2,285,225    10.71%     11.54%      1.31%
             2009                  1.40%    2.15%    12.00     17.04       212,209       2,561,986    23.84%     24.77%      1.96%
             2008                  1.40%    2.15%     9.61     13.76       278,109       2,693,356   -45.00%    -44.59%      2.30%
             2007                  1.40%    2.35%    17.35     25.02       377,037       6,583,118    14.82%     15.68%      3.30%
             2006                  1.40%    2.15%    15.00     21.79       488,806       7,368,801    15.57%     16.44%      0.92%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
             2010                  0.65%    2.85%   $ 9.25    $19.21     6,387,666  $   87,005,111     9.66%     12.10%      1.25%
             2009                  0.65%    2.85%     8.34     17.25     6,143,849      76,136,561    22.68%     25.40%      1.86%
             2008                  0.65%    2.85%     6.94     13.85     7,199,120      72,016,219   -45.51%    -44.60%      2.44%
             2007                  1.15%    2.80%    12.61     25.03     7,192,637     131,134,843    13.82%     15.60%      2.94%
             2006                  1.25%    2.80%    10.97     21.67     7,119,275     113,192,556    14.52%     16.31%      0.68%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2010                  0.65%    2.85%    10.65     11.93    43,099,161     498,814,149     9.51%     11.94%      6.56%
             2009                  0.65%    2.85%     9.72     10.72    40,161,631     419,768,277    31.79%     34.72%      9.07%
             2008                  0.65%    2.85%     7.37      8.01    45,663,538     358,972,880   -31.63%    -30.43%      5.51%
             2007                  1.10%    2.85%    11.00     11.53    30,630,668     350,024,275     0.84%      2.57%      3.16%
             2006     6/2/2006     1.15%    2.85%    10.72     11.25     6,957,894      78,020,239     0.29%     12.36%      0.10%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
             2010                  0.65%    2.80%     8.09     20.31     8,661,182     115,470,893    24.10%     26.80%      0.00%
             2009                  0.65%    2.80%     6.43     16.21     8,125,612      84,045,660    39.61%     42.64%      0.00%
             2008                  0.65%    2.80%     4.54     11.50     8,416,602      61,007,232   -44.09%    -43.13%      0.00%
             2007                  1.10%    2.80%     8.01     20.38     8,116,799      99,601,237     8.17%      9.97%      0.00%
             2006                  1.15%    2.80%     7.30     18.66     7,258,566      75,574,109     5.69%      7.34%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2010                  0.60%    2.85%     8.88      9.80    54,494,842     509,112,460     8.07%     10.47%      1.69%
             2009                  0.65%    2.85%     8.15      8.92    38,857,221     332,056,609    22.51%     25.23%      1.91%
             2008                  0.65%    2.85%     6.69      7.17    32,812,982     229,277,740   -38.88%    -37.80%      3.40%
             2007                  1.10%    2.85%    11.18     11.54    19,477,930     223,014,246     0.62%      2.30%      1.36%
             2006     6/2/2006     1.15%    2.80%    10.92     11.29     4,444,345      50,055,830     2.61%     15.87%      0.03%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2010                  0.65%    2.85%    15.36     16.79    40,764,015     663,735,354    11.23%     13.71%      1.44%
             2009                  0.65%    2.85%    13.81     14.85    43,922,491     634,785,795    15.35%     17.91%     13.76%
             2008                  0.65%    2.85%    11.97     12.67    32,135,561     398,547,664     3.22%      5.04%      3.61%
             2007                  1.10%    2.85%    11.44     12.08    14,537,470     173,292,272     7.94%      9.73%      2.53%
             2006                  1.15%    2.80%    10.76     11.02     5,794,344      63,394,259     9.66%     11.37%      2.84%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2010                  1.10%    2.80%     8.82     15.43     4,977,019      63,340,595     4.43%      6.22%      1.38%
             2009                  1.10%    2.80%     8.31     14.64     5,941,949      71,676,759    27.48%     29.67%      3.42%
             2008                  1.10%    2.80%     6.41     11.37     8,941,572      83,661,526   -43.92%    -42.95%      1.79%
             2007                  1.10%    2.80%    11.25     20.08    11,165,734     184,159,759    -0.48%      1.18%      1.38%
             2006                  1.15%    2.80%    12.73     19.99     9,557,112     157,168,558    18.45%     20.30%      1.27%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
             2010                  0.65%    2.45%    12.91     13.41     7,082,817      94,298,079     8.21%     10.17%      1.10%
             2009                  0.65%    2.45%    12.05     12.09     1,764,860      21,433,908    16.05%     16.35%      5.61%
             2008   12/18/2008     1.30%    1.55%    10.39     10.39         3,757          39,029     2.82%      4.56%      2.59%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2010                  1.40%    2.35%     4.12     12.80       507,972       3,167,577    12.80%     13.88%      0.73%
             2009                  1.40%    2.35%     3.64     11.32       603,996       3,291,006    18.27%     19.40%      0.61%
             2008                  1.40%    2.35%     3.06      9.56       748,284       3,358,095   -43.83%    -43.29%      0.00%
             2007                  1.40%    2.35%     5.41     16.98       996,399       7,865,602     9.63%     10.46%      0.00%
             2006    4/28/2006     1.40%    2.55%     4.92     15.49     1,300,177       9,411,659    -1.98%     -1.22%      0.06%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
             2010                  1.30%    2.35%     9.25     12.53       169,708       1,684,412    12.53%     13.72%      0.52%
             2009                  1.30%    2.35%     8.19     10.95       200,661       1,748,252    17.92%     19.16%      0.26%
             2008                  1.30%    2.35%     6.92      9.29       273,162       1,996,280   -43.96%    -43.37%      0.00%
             2007                  1.30%    2.35%    12.29     16.57       348,396       4,499,119     9.14%     10.29%      0.00%
             2006    4/28/2006     1.30%    2.35%    11.22     15.51       417,948       4,908,825    -2.02%     -1.33%      0.00%
INVESCO V.I. CORE EQUITY SERIES I
             2010                  1.40%    2.35%     7.39     14.92     1,084,566      10,646,779     7.01%      8.03%      0.95%
             2009                  1.40%    2.35%     6.86     13.92     1,322,617      11,940,692    25.32%     26.51%      1.80%
             2008                  1.40%    2.35%     5.45     11.08     1,568,047      11,156,757   -31.77%    -31.11%      1.95%
             2007                  1.40%    2.35%     7.94     16.21     2,005,117      20,947,610     5.61%      6.61%      1.01%
             2006    4/28/2006     1.40%    2.35%     7.48     15.39     2,593,323      25,607,172     7.45%      8.14%      0.53%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY SERIES II
             2010                  1.30%    2.55%   $11.06    $14.99       308,954  $    3,809,067     6.50%      7.84%      0.79%
             2009                  1.30%    2.55%    10.32     13.98       340,947       3,868,376    24.76%     26.33%      1.52%
             2008                  1.30%    2.55%     8.23     11.12       430,419       3,828,214   -32.08%    -31.22%      1.74%
             2007                  1.30%    2.55%    12.04     15.84       519,086       6,677,207     5.37%      6.49%      0.84%
             2006    4/28/2006     1.30%    2.35%    11.38     15.04       688,914       8,237,493     7.28%      8.04%      0.53%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2010                  1.40%    2.35%    10.94     22.39       263,208       3,840,873    10.24%     11.29%      2.20%
             2009                  1.40%    2.35%     9.87     20.27       336,089       4,428,359    32.11%     33.36%      1.45%
             2008                  1.40%    2.35%     7.43     15.32       420,693       4,158,730   -41.76%    -41.21%      0.47%
             2007                  1.40%    2.35%    12.69     26.25       605,909      10,314,167    12.28%     13.12%      0.37%
             2006                  1.40%    2.55%    11.26     23.48       786,249      11,887,911    25.51%     26.45%      0.96%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
             2010                  1.30%    2.65%    18.52     21.96       172,385       3,412,347     9.74%     11.15%      1.80%
             2009                  1.30%    2.60%    16.77     19.89       212,633       3,784,526    31.43%     33.17%      1.36%
             2008                  1.30%    2.60%    12.68     15.07       271,812       3,639,727   -42.05%    -41.32%      0.41%
             2007                  1.30%    2.55%    21.74     25.55       371,367       8,469,878    11.68%     12.97%      0.36%
             2006                  1.30%    2.45%    19.37     23.16       423,372       8,546,047    24.79%     26.23%      1.01%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
             2010                  1.30%    2.65%    12.67     16.15     1,509,432      23,906,019     5.29%      6.72%      2.48%
             2009                  1.30%    2.65%    12.01     15.15     1,785,177      26,594,635    22.30%     23.96%      2.70%
             2008                  1.30%    2.65%     9.81     12.23     2,066,947      24,907,981   -18.26%    -17.14%      2.36%
             2007                  1.30%    2.65%    14.05     14.78     2,436,050      35,522,643     7.40%      8.86%      2.22%
             2006                  1.30%    2.65%    13.02     13.77     2,786,799      37,445,853     7.53%      8.99%      1.89%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
             2010                  1.30%    2.65%    13.05     22.15       433,483       8,185,966    22.24%     23.90%      0.00%
             2009                  1.30%    2.65%    10.66     18.01       539,746       8,235,735    40.67%     42.58%      0.00%
             2008                  1.30%    2.65%     7.57     12.73       664,109       7,127,862   -45.27%    -44.58%      0.05%
             2007                  1.30%    2.55%    13.82     23.14       904,616      17,592,253    18.68%     20.17%      0.07%
             2006                  1.30%    2.65%    15.29     19.40       946,465      15,346,221    10.45%     11.84%      0.00%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
             2010                  1.30%    2.20%    11.05     13.92       161,259       1,893,080    13.01%     14.03%      0.48%
             2009                  1.30%    2.20%     9.76     12.21       182,927       1,885,015    34.41%     35.63%      1.24%
             2008                  1.30%    2.45%     7.24      9.00       237,488       1,809,532   -46.15%    -45.52%      0.96%
             2007                  1.30%    2.45%    13.38     16.52       305,686       4,317,816     6.72%      7.95%      0.56%
             2006                  1.30%    2.45%    12.47     15.30       353,919       4,616,538    15.08%     16.41%      1.61%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
             2010    9/30/2010     0.65%    2.55%    12.30     12.42       215,895       2,669,105    -0.11%      8.17%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
             2010   11/15/2010     1.15%    2.80%    12.67     12.78       272,886       3,475,601     0.64%      5.16%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
             2010   11/15/2010     1.15%    2.90%    12.00     12.51     1,002,804      12,501,693    -5.95%      7.68%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
             2010   11/15/2010     1.15%    2.90%    11.58     12.19       716,818       8,707,074     0.81%      6.27%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
             2010    9/30/2010     0.65%    2.80%    12.18     12.31       491,701       6,021,912     0.05%      6.50%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%    10.37     11.84     8,058,862      87,917,150    22.90%     25.57%      0.00%
             2009                  0.65%    2.85%     8.42      9.47     7,094,204      62,270,365    34.43%     37.43%      0.00%
             2008                  0.65%    2.85%     6.27      6.92     6,418,205      41,420,290   -40.85%    -39.80%      0.00%
             2007                  1.10%    2.85%    10.60     11.49     3,386,775      36,545,045     0.56%      2.24%      0.00%
             2006     6/2/2006     1.15%    2.80%    10.54     11.24       455,476       4,835,350    -1.18%     16.51%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2010   11/15/2010     0.75%    2.85%     9.87     10.15     1,401,242      14,135,797    -2.27%      1.40%      0.59%
LVIP CAPITAL GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     9.09      9.82    14,883,910     144,635,021    15.39%     17.90%      0.00%
             2009                  0.65%    2.80%     7.88      8.33     6,996,813      57,764,897    30.81%     33.66%      0.11%
             2008                  0.65%    2.80%     6.06      6.19     1,248,367       7,720,820   -43.12%    -42.37%      0.00%
             2007     6/5/2007     1.10%    2.70%    10.63     10.74       121,888       1,304,575    -2.84%      9.70%      0.00%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
             2010                  0.65%    2.85%   $ 7.01    $ 7.59     9,934,577  $   72,646,063    14.36%     16.90%      0.00%
             2009                  0.65%    2.85%     6.13      6.49     8,708,761      55,042,103    33.62%     36.60%      0.00%
             2008                  0.65%    2.85%     4.58      4.72     8,333,923      38,920,478   -43.80%    -42.81%      1.32%
             2007     6/1/2007     1.10%    2.85%     8.16      8.25     3,891,548      31,969,536   -18.94%     -7.02%      0.59%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%     8.71      9.40     1,678,328      15,228,244    21.02%     23.64%      0.00%
             2009                  0.65%    2.80%     7.19      7.60     1,005,257       7,453,659    20.92%     23.55%      0.41%
             2008                  0.65%    2.80%     5.95      6.11       636,739       3,857,022   -35.96%    -34.89%      0.33%
             2007     6/1/2007     1.15%    2.80%     9.29      9.38        87,108         814,572    -8.28%      2.76%      0.67%
LVIP CORE STANDARD CLASS
             2006                  1.40%    1.60%    11.54     11.54        13,155         151,833    12.36%     12.36%      0.79%
LVIP CORE SERVICE CLASS
             2006                  1.25%    2.80%    11.28     11.53       315,822       3,613,476    10.69%     12.25%      0.80%
LVIP DELAWARE BOND STANDARD CLASS
             2010                  1.30%    2.65%    12.12     17.65    12,528,320     202,938,969     5.65%      7.09%      3.28%
             2009                  1.30%    2.65%    11.46     16.50    14,710,742     223,876,924    15.79%     17.37%      4.14%
             2008                  1.30%    2.65%     9.88     14.07    17,222,416     224,703,303    -5.46%     -4.18%      4.36%
             2007                  1.30%    2.65%    10.44     14.70    21,356,530     292,323,892     2.69%      4.08%      4.72%
             2006                  1.30%    2.65%    10.15     14.13    24,595,170     325,383,540     1.98%      3.36%      4.24%
LVIP DELAWARE BOND SERVICE CLASS
             2010                  0.65%    2.90%    11.58     13.36   118,782,318   1,497,358,649     5.08%      7.42%      3.52%
             2009                  0.65%    2.85%    11.02     12.53    83,225,660     987,925,269    15.15%     17.71%      4.68%
             2008                  0.65%    2.85%     9.57     10.72    57,669,586     590,700,221    -5.98%     -4.32%      4.75%
             2007                  1.10%    2.85%    10.18     11.23    48,409,964     525,317,008     2.22%      3.97%      4.98%
             2006                  1.15%    2.85%     9.96     10.82    40,643,042     428,938,186     1.52%      3.15%      4.59%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2010   11/15/2010     0.75%    2.85%     9.96     10.09     1,228,387      12,318,833    -0.19%      0.07%      0.21%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2010                  1.30%    2.55%    10.92     15.50       882,963      13,017,473     9.65%     11.03%      2.51%
             2009                  1.30%    2.55%     9.96     14.07     1,115,182      14,893,081    28.67%     30.29%      1.52%
             2008                  1.30%    2.65%     7.73     10.81     1,511,001      15,329,718   -34.97%    -34.09%      5.79%
             2007                  1.30%    2.65%    11.87     16.54     2,317,237      36,186,157     3.59%      5.00%      1.67%
             2006                  1.30%    2.65%    11.45     15.89     2,597,901      39,013,663    11.63%     13.03%      1.39%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2010                  0.65%    2.85%    10.26     14.88     2,214,985      29,667,952     9.05%     11.48%      2.34%
             2009                  0.65%    2.85%     9.22     13.44     2,908,852      35,537,545    27.96%     30.81%      1.20%
             2008                  0.65%    2.85%     7.43     10.35     4,435,530      41,922,453   -35.26%    -34.15%      6.46%
             2007                  1.15%    2.85%    11.28     15.75     4,099,903      59,389,376     3.18%      4.90%      1.60%
             2006                  1.15%    2.80%    11.67     15.04     2,226,993      31,324,052    11.07%     12.75%      1.63%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2010                  0.75%    2.80%     9.26     10.36     3,514,396      35,521,339     9.44%     11.70%      0.67%
             2009                  0.75%    2.80%     8.30      9.32     3,192,725      29,147,328    20.81%     23.31%      0.91%
             2008                  0.75%    2.80%     7.19      7.60     2,365,920      17,695,340   -37.76%    -36.73%      1.06%
             2007                  1.15%    2.80%    11.55     12.02     1,889,411      22,449,840     2.93%      4.54%      1.19%
             2006                  1.25%    2.80%    11.28     11.50       944,449      10,787,344     9.32%     10.69%      1.43%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2010                  1.30%    2.65%    10.09     16.31       859,633      12,406,132     8.65%     10.13%      0.58%
             2009                  1.30%    2.65%     9.27     14.92     1,015,178      13,335,713    26.60%     28.32%      0.67%
             2008                  1.30%    2.65%     7.31     11.72     1,260,321      12,930,385   -36.13%    -35.26%      0.83%
             2007                  1.30%    2.65%    11.43     18.23     1,584,462      25,166,950     0.27%      1.64%      0.84%
             2006                  1.30%    2.65%    15.19     18.07     1,777,660      27,934,321     9.37%     10.86%      0.85%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2010                  0.65%    2.80%     9.41     15.21     3,768,826      49,233,488     8.22%     10.46%      0.26%
             2009                  0.65%    2.70%     8.54     13.86     4,055,609      49,637,690    26.09%     28.70%      0.36%
             2008                  0.65%    2.70%     7.31     10.85     4,384,397      42,910,993   -36.38%    -35.45%      0.55%
             2007                  1.25%    2.80%    11.43     16.82     4,848,658      75,403,936    -0.03%      1.43%      0.64%
             2006                  1.25%    2.70%    11.67     16.60     4,897,457      76,874,132     9.04%     10.63%      0.68%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%   $ 8.92    $ 9.64     2,926,149  $   27,220,347    26.59%     29.33%      0.51%
             2009                  0.65%    2.80%     7.04      7.45     1,579,299      11,479,826    26.40%     29.15%      0.66%
             2008                  0.65%    2.80%     5.59      5.71     1,463,515       8,306,542   -38.51%    -37.64%      1.24%
             2007    6/12/2007     1.25%    2.65%     9.08      9.16       364,016       3,326,595    -9.80%      2.13%      0.99%
LVIP GLOBAL INCOME SERVICE CLASS
             2010                  0.60%    2.85%    11.26     11.67    20,536,946     235,905,015     6.34%      8.71%      3.35%
             2009     7/1/2009     0.65%    2.85%    10.59     10.74     5,360,215      57,213,255    -0.15%      6.19%      2.72%
LVIP GROWTH STANDARD CLASS
             2006                  1.40%    1.65%    11.31     11.36        10,237         116,096     4.44%      4.70%      0.00%
LVIP GROWTH SERVICE CLASS
             2006                  1.15%    2.80%    11.07     11.34       679,394       7,655,941     2.99%      4.60%      0.00%
LVIP GROWTH OPPORTUNITIES SERVICE CLASS
             2006                  1.25%    2.80%    12.14     12.44       306,765       3,794,567     6.86%      8.53%      0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
             2010                  1.30%    2.65%    10.94     14.97       215,585       2,825,485     8.54%      9.91%      0.70%
             2009                  1.30%    2.55%    10.07     13.74       236,966       2,833,177    35.04%     36.74%      0.81%
             2008                  1.30%    2.55%     7.46     10.13       278,559       2,443,401   -42.31%    -41.59%      0.68%
             2007                  1.30%    2.55%    12.92     17.31       298,124       4,493,378    17.38%     18.86%      0.26%
             2006                  1.30%    2.55%    12.26     14.72       330,585       4,267,592     6.91%      8.26%      0.19%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
             2010                  0.65%    2.80%    10.64     14.44     4,790,609      63,658,856     8.01%     10.25%      0.52%
             2009                  0.75%    2.80%     9.67     13.17     4,489,735      54,781,676    34.36%     37.14%      0.95%
             2008                  0.75%    2.80%     7.41      9.66     2,805,952      24,856,506   -42.60%    -41.64%      0.51%
             2007                  1.15%    2.80%    12.91     16.59     2,223,674      34,519,014    16.80%     18.62%      0.08%
             2006                  1.25%    2.80%    11.11     14.00     1,196,126      16,166,073     6.54%      8.04%      0.00%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
             2010   11/16/2010     1.15%    2.90%    10.54     10.84       300,856       3,246,962     0.07%      1.53%      1.12%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2010                  0.60%    2.85%     7.91      8.56    11,583,789      96,896,427     9.66%     12.09%      0.58%
             2009                  0.65%    2.85%     7.21      7.64     7,190,493      53,643,846    31.70%     34.63%      0.83%
             2008                  0.65%    2.85%     5.48      5.63     4,128,581      23,019,042   -50.50%    -49.65%      1.05%
             2007     6/1/2007     1.15%    2.85%    11.06     11.18     1,856,720      20,680,646    -4.83%     14.91%      0.98%
LVIP MFS VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.02      8.69    48,122,826     409,771,177     8.19%     10.59%      1.24%
             2009                  0.65%    2.85%     7.42      7.86    29,898,812     231,005,259    17.28%     19.89%      1.61%
             2008                  0.65%    2.85%     6.33      6.50    12,586,764      81,499,360   -34.33%    -33.23%      1.97%
             2007     6/5/2007     1.15%    2.80%     9.64      9.74     1,167,639      11,323,296    -4.50%      5.67%      1.27%
LVIP MID-CAP VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.17      8.85     4,779,106      40,801,285    20.12%     22.79%      0.01%
             2009                  0.65%    2.85%     6.80      7.21     3,294,804      23,145,869    38.09%     41.17%      0.30%
             2008                  0.65%    2.85%     4.93      5.07     2,592,831      13,021,942   -42.52%    -41.50%      0.09%
             2007     6/5/2007     1.10%    2.85%     8.57      8.66     1,598,830      13,800,842   -15.89%     -7.65%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2010                  1.30%    2.65%    10.55     19.61     1,202,225      22,423,804    -0.21%      1.14%      3.16%
             2009                  1.30%    2.65%    10.55     19.53     1,444,227      26,747,196    18.06%     19.67%      3.16%
             2008                  1.30%    2.65%     8.92     16.45     1,825,281      28,349,359   -38.31%    -37.47%      4.45%
             2007                  1.30%    2.65%    14.45     26.50     2,434,134      60,083,052     8.57%     10.05%      1.89%
             2006                  1.30%    2.65%    13.29     24.26     2,835,163      64,314,382    26.61%     28.33%      2.99%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.52     18.25     7,872,078     111,459,611    -0.66%      1.55%      3.15%
             2009                  0.65%    2.85%     8.67     18.10     7,692,810     111,025,754    17.53%     20.14%      2.98%
             2008                  0.65%    2.85%     7.59     15.17     8,454,702     105,135,796   -38.59%    -37.54%      4.54%
             2007                  1.15%    2.85%    14.45     24.34     9,014,480     185,875,399     8.08%      9.83%      1.82%
             2006                  1.25%    2.85%    13.90     22.18     8,430,392     164,122,807    26.11%     28.07%      2.87%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
             2010                  1.30%    2.65%   $ 9.50    $11.71     6,137,587  $   66,685,675    -2.57%     -1.24%      0.05%
             2009                  1.30%    2.65%     9.75     11.87     9,480,305     104,203,478    -2.32%     -0.99%      0.32%
             2008                  1.30%    2.65%     9.98     12.00    16,028,543     178,597,067    -0.33%      1.02%      2.26%
             2007                  1.30%    2.65%    10.02     11.89    11,203,496     124,212,124     2.22%      3.61%      4.84%
             2006                  1.30%    2.65%     9.80     11.49     9,944,798     106,534,813     1.94%      3.33%      4.58%
LVIP MONEY MARKET SERVICE CLASS
             2010                  0.60%    2.85%     9.44     10.60    33,514,174     342,966,801    -2.77%     -0.61%      0.04%
             2009                  0.65%    2.85%     9.69     10.73    41,001,437     425,778,435    -2.73%     -0.57%      0.09%
             2008                  0.65%    2.85%     9.94     10.85    58,655,759     619,101,956    -0.78%      0.92%      1.91%
             2007                  1.15%    2.85%    10.00     10.77    26,010,828     273,357,558     1.76%      3.40%      4.59%
             2006                  1.25%    2.85%     9.81     10.41    16,178,038     165,087,589     1.54%      3.12%      4.41%
LVIP SSGA BOND INDEX SERVICE CLASS
             2010                  0.65%    2.90%    10.82     11.43    85,241,062     948,775,048     2.74%      5.02%      2.10%
             2009                  0.65%    2.85%    10.53     10.89    45,904,548     491,682,947     1.33%      3.59%      2.21%
             2008    6/24/2008     0.65%    2.85%    10.39     10.51    12,107,364     126,524,359     2.17%      6.13%      0.95%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
             2010   11/17/2010     1.30%    2.80%    10.39     10.45       282,388       2,944,310     0.50%      1.74%      0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/17/2010     1.30%    2.70%    10.35     10.41     1,020,141      10,594,850     0.00%      1.55%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2010                  0.65%    2.85%     9.07      9.59    14,813,167     138,293,111     3.99%      6.31%      1.23%
             2009                  0.65%    2.85%     8.72      9.02     7,672,745      68,094,266    40.27%     43.39%      1.72%
             2008    6/26/2008     0.65%    2.85%     6.22      6.29     2,737,409      17,122,014   -36.36%     20.35%      2.37%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
             2010                  0.65%    2.85%    13.71     14.50    11,936,863     168,453,712    23.87%     26.62%      1.10%
             2009                  0.65%    2.85%    11.07     11.45     7,338,465      82,652,795    84.14%     88.24%      1.48%
             2008    6/26/2008     0.65%    2.85%     6.01      6.08     2,345,082      14,179,848   -38.84%     21.08%      1.46%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
             2010                  0.65%    2.80%     9.21     11.09     5,918,960      63,997,052     5.48%      7.78%      0.84%
             2009                  0.65%    2.85%     8.61     10.35     5,385,891      54,613,994    26.80%     29.49%      5.30%
             2008                  0.75%    2.85%     7.13      8.03     8,907,561      70,291,413   -42.29%    -41.27%      0.30%
             2007                  1.10%    2.85%    13.16     13.69     8,376,524     113,226,459     7.69%      9.37%      0.73%
             2006                  1.25%    2.80%    12.22     12.52     4,704,780      58,537,754    13.04%     14.81%      0.64%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
             2010                  0.65%    2.85%     8.17      8.64    23,605,346     198,623,794     3.78%      6.09%      1.49%
             2009                  0.65%    2.85%     7.88      8.15    11,816,356      94,717,158    23.95%     26.71%      1.91%
             2008    6/26/2008     0.65%    2.85%     6.36      6.43     3,478,166      22,232,589   -35.72%     18.05%      1.74%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
             2010                  0.65%    2.85%    10.50     11.10    26,778,012     289,254,755    15.56%     18.13%      1.21%
             2009                  0.65%    2.85%     9.09      9.40    15,341,530     141,798,422    31.16%     34.08%      1.51%
             2008    6/26/2008     0.65%    2.85%     6.93      7.01     4,737,060      33,002,221   -31.01%      9.87%      0.83%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
             2010   11/16/2010     1.15%    2.60%    10.61     10.67       386,790       4,120,405    -0.04%      2.82%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/16/2010     0.75%    2.90%    10.51     10.75     2,706,824      28,557,076     0.32%      2.75%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
             2010   11/18/2010     1.15%    2.80%    10.74     10.81       542,212       5,847,902    -0.04%      2.21%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/18/2010     0.75%    2.70%    10.80     10.89     1,483,235      16,077,151     0.03%      3.66%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
             2010                  1.40%    2.60%     9.37      9.99       204,002       2,012,755    11.84%     13.13%      1.25%
             2009                  1.40%    2.55%     8.67      8.83       176,761       1,551,468    23.86%     24.36%      1.79%
             2008                  1.40%    1.80%     7.05      7.10        70,013         496,689   -38.19%    -38.07%      6.15%
             2007    4/27/2007     1.40%    1.60%    11.41     11.47        22,682         259,980    -1.64%     -1.51%      1.11%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 INDEX SERVICE CLASS
             2010                  0.65%    2.85%   $ 8.77    $ 9.94    43,337,481  $  418,910,568    11.23%     13.71%      1.14%
             2009                  0.65%    2.85%     7.77      8.79    25,348,953     217,699,880    22.25%     24.97%      1.56%
             2008                  0.65%    2.85%     6.68      7.08     9,350,393      64,897,157   -39.08%    -38.06%      5.62%
             2007    4/27/2007     1.15%    2.80%    10.79     11.44     1,724,252      19,455,047    -3.29%      1.87%      1.23%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
             2010                  0.65%    2.85%     8.68      9.40    13,551,043     122,688,382    22.34%     25.06%      0.36%
             2009                  0.65%    2.85%     7.10      7.52     8,628,513      63,133,650    22.17%     24.89%      0.65%
             2008                  0.65%    2.85%     5.81      5.98     4,021,344      23,798,001   -35.96%    -34.86%      1.31%
             2007     6/5/2007     1.10%    2.80%     9.08      9.18       733,570       6,708,346   -10.14%     -0.28%      0.79%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
             2010                  0.65%    2.85%    13.07     13.81     7,055,885      94,875,875    23.85%     26.61%      1.81%
             2009                  0.65%    2.85%    10.55     10.91     4,142,174      44,470,690    47.05%     50.31%      1.90%
             2008    6/26/2008     0.65%    2.85%     7.18      7.26     1,385,280       9,999,517   -34.57%     11.96%      1.49%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2010                  0.65%    2.85%     8.72      9.44     7,849,330      71,341,526    13.17%     15.68%      0.00%
             2009                  0.65%    2.85%     7.71      8.16     5,541,855      43,985,519    38.79%     41.80%      0.00%
             2008                  0.65%    2.80%     5.56      5.70     1,771,051      10,018,182   -43.59%    -42.71%      0.00%
             2007     6/1/2007     1.25%    2.80%     9.85      9.94       678,322       6,726,069    -4.45%      2.43%      0.20%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2010                  1.30%    2.65%    12.40     19.27       169,937       2,874,844    25.02%     26.71%      0.00%
             2009                  1.30%    2.65%     9.90     15.34       164,956       2,212,388    42.51%     44.45%      0.10%
             2008                  1.30%    2.65%     6.94     10.71       149,632       1,390,133   -44.28%    -43.52%      0.00%
             2007                  1.30%    2.65%    15.81     19.12       166,583       2,745,922    10.62%     12.12%      0.00%
             2006                  1.30%    2.65%    14.19     17.02       154,402       2,284,009     6.41%      7.86%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2010                  0.65%    2.85%    11.59     18.38     3,027,569      47,561,006    24.46%     27.23%      0.00%
             2009                  0.65%    2.85%     9.13     14.55     2,315,538      28,997,538    41.87%     45.02%      0.00%
             2008                  0.65%    2.85%     6.90     10.10     1,579,142      13,817,663   -44.53%    -43.57%      0.00%
             2007                  1.15%    2.85%    12.22     17.94     1,103,701      17,411,256    10.12%     12.00%      0.00%
             2006                  1.15%    2.85%    11.55     16.05       771,700      11,235,624     5.94%      7.65%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
             2010                  0.65%    2.90%     7.53      8.15    13,007,007     102,455,858     3.31%      5.61%      1.78%
             2009                  0.65%    2.85%     7.29      7.72    10,349,314      77,857,452    24.21%     26.98%      1.55%
             2008                  0.65%    2.85%     5.87      6.03    11,336,582      67,756,355   -39.61%    -38.58%      2.42%
             2007     6/1/2007     1.10%    2.80%     9.72      9.82     4,655,053      45,556,801    -4.11%      3.03%      2.40%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     9.49     10.26     2,994,921      29,442,450    23.44%     26.12%      0.00%
             2009                  0.65%    2.80%     7.67      8.14     1,924,863      15,157,607    43.96%     47.09%      0.00%
             2008                  0.65%    2.80%     5.31      5.49     1,899,168      10,252,684   -50.83%    -49.99%      0.00%
             2007     6/4/2007     1.10%    2.80%    10.78     10.98     1,108,808      12,033,221     1.67%      9.71%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
             2010                  0.65%    2.80%     9.11     10.14     2,793,737      27,532,649    14.39%     16.88%      0.77%
             2009                  0.65%    2.80%     7.81      8.73     3,150,307      26,857,754    19.60%     22.20%      0.97%
             2008                  0.65%    2.80%     6.70      7.19     3,076,733      21,692,955   -40.18%    -39.18%      1.67%
             2007                  1.15%    2.80%    11.02     11.83     1,991,296      23,290,149     1.22%      2.90%      1.11%
             2006                  1.15%    2.80%    11.23     11.50     1,382,666      15,800,547     7.93%      9.61%      1.35%
LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
             2010                  0.75%    2.80%     9.98     10.74       828,075       8,599,298     8.11%     10.35%      0.81%
             2009                  0.75%    2.80%     9.25      9.74       958,871       9,115,520    20.79%     23.17%      1.76%
             2008                  0.75%    2.70%     7.66      7.85       754,985       5,875,176   -26.12%    -24.97%      2.27%
             2007    7/11/2007     1.15%    2.70%    10.37     10.47       122,994       1,280,748     0.02%      6.47%      0.41%
LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
             2010                  0.75%    2.80%     9.59     10.33     1,816,906      18,173,482     8.67%     10.92%      0.68%
             2009                  0.75%    2.80%     8.82      9.31     1,720,813      15,652,752    21.89%     24.41%      1.71%
             2008                  0.75%    2.80%     7.25      7.43     1,286,969       9,484,720   -29.01%    -27.90%      1.65%
             2007    6/14/2007     1.15%    2.70%    10.21     10.31       210,936       2,167,954    -1.81%      7.80%      0.36%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
             2010                  0.75%    2.85%   $ 9.37    $10.10     1,090,359  $   10,633,763     9.10%     11.42%      0.55%
             2009                  0.75%    2.85%     8.58      9.07     1,223,378      10,817,678    24.06%     26.70%      1.59%
             2008                  0.75%    2.85%     6.94      7.09       646,887       4,561,711   -32.79%    -31.84%      0.93%
             2007     6/5/2007     1.30%    2.70%    10.32     10.41        90,098         934,122    -2.40%      8.65%      0.40%
LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
             2010                  1.15%    2.85%     8.86      9.42       681,006       6,293,112    10.20%     12.09%      0.56%
             2009                  1.15%    2.85%     8.04      8.37       624,977       5,177,281    26.96%     28.94%      1.27%
             2008                  1.30%    2.85%     6.35      6.49       517,107       3,326,300   -37.43%    -36.54%      0.24%
             2007    7/16/2007     1.30%    2.70%    10.15     10.23        39,057         397,179    -2.92%      4.57%      1.08%
LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
             2010                  0.65%    2.90%    11.56     12.64    30,806,255     378,674,328     7.13%      9.52%      3.58%
             2009                  0.65%    2.85%    10.70     11.61    27,297,773     309,685,249    21.05%     23.61%      4.15%
             2008                  0.75%    2.85%     8.92      9.44    21,489,015     199,198,042   -20.94%    -19.58%      2.03%
             2007                  1.15%    2.85%    11.23     11.75    13,219,924     153,394,188     4.49%      6.28%      1.94%
             2006                  1.15%    2.85%    10.79     11.07     7,119,991      78,175,548     6.00%      7.71%      1.52%
LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
             2010                  0.65%    2.85%    11.16     12.54    88,617,281   1,078,285,914     8.54%     10.96%      2.80%
             2009                  0.65%    2.85%    10.08     11.37    80,244,518     890,296,676    24.14%     26.90%      4.21%
             2008                  0.65%    2.85%     8.39      9.01    73,977,108     654,007,813   -28.87%    -27.61%      1.88%
             2007                  1.10%    2.85%    11.98     12.47    52,232,085     642,331,532     5.99%      7.65%      1.28%
             2006                  1.25%    2.80%    11.30     11.58    32,019,579     367,914,736     8.68%     10.38%      0.92%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
             2010                  0.65%    2.85%    10.24     12.02    55,624,756     649,763,390     9.27%     11.70%      2.66%
             2009                  0.65%    2.85%     9.35     10.82    51,327,593     543,175,797    25.09%     27.88%      4.39%
             2008                  0.65%    2.85%     7.77      8.51    48,840,768     408,610,151   -35.45%    -34.31%      0.83%
             2007                  1.10%    2.85%    12.46     12.98    36,610,548     469,022,681     6.46%      8.18%      1.56%
             2006                  1.25%    2.85%    11.71     12.00    20,741,324     246,977,890    10.71%     12.44%      0.99%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
             2010                  0.65%    2.45%    15.41     15.92       630,717       9,982,968    16.44%     18.26%      0.39%
             2009                  0.65%    2.20%    13.45     13.45       355,079       4,767,170    25.03%     25.03%      0.39%
             2008   12/18/2008     0.75%    1.15%    10.75     10.75         3,019          32,465     1.80%      3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
             2010                  1.30%    2.65%    10.44     14.91       214,952       2,729,647    13.81%     15.35%      0.92%
             2009                  1.30%    2.65%     9.16     13.07       268,829       2,974,261    28.78%     30.53%      1.41%
             2008                  1.30%    2.65%     7.10     10.39       353,475       3,042,352   -40.91%    -40.11%      0.42%
             2007                  1.30%    2.65%    13.49     17.47       424,313       6,074,976     7.97%      9.44%      0.09%
             2006                  1.30%    2.65%    12.41     16.22       491,941       6,464,047    10.53%     12.04%      0.17%
MFS VIT GROWTH INITIAL CLASS
             2010                  1.40%    2.35%    12.39     17.93       252,322       3,148,241    12.66%     13.73%      0.12%
             2009                  1.40%    2.35%    10.90     15.88       298,447       3,274,416    34.48%     35.76%      0.32%
             2008                  1.40%    2.35%     8.03     11.79       378,142       3,066,522   -38.87%    -38.29%      0.24%
             2007                  1.40%    2.35%    13.00     19.24       517,426       6,774,625    18.60%     19.49%      0.00%
             2006                  1.40%    2.15%    10.88     16.22       687,510       7,517,503     5.60%      6.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     6.13     17.99     1,377,501      14,515,038    11.85%     14.16%      0.00%
             2009                  0.75%    2.80%     5.43     15.94     1,133,560      10,054,060    33.74%     35.76%      0.03%
             2008                  1.15%    2.65%     4.02     11.82       934,809       6,038,525   -39.18%    -38.35%      0.00%
             2007                  1.30%    2.65%     6.56     18.98     1,044,638      10,822,665    17.71%     19.31%      0.00%
             2006                  1.30%    2.65%     5.52     16.05     1,182,456      10,083,571     5.01%      6.22%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
             2010                  1.40%    2.35%    13.25     15.28       930,794      14,141,260     7.38%      8.40%      2.78%
             2009                  1.40%    2.35%    12.25     14.10     1,122,524      15,719,007    15.29%     16.39%      3.99%
             2008                  1.40%    2.35%    10.55     12.11     1,434,962      17,288,570   -23.95%    -23.22%      3.27%
             2007                  1.40%    2.35%    13.76     15.77     1,988,068      31,231,708     1.79%      2.77%      2.67%
             2006                  1.40%    2.35%    13.42     15.35     2,647,641      40,422,820     9.30%     10.34%      2.40%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN SERVICE CLASS
             2010                  0.65%    2.85%   $ 9.89    $14.10    26,324,559  $  320,891,076     6.55%      8.92%      2.53%
             2009                  0.65%    2.85%     9.17     13.04    25,879,249     296,846,148    14.42%     16.96%      3.36%
             2008                  0.65%    2.85%     8.32     11.24    25,474,232     256,544,245   -24.51%    -23.17%      2.88%
             2007                  1.10%    2.85%    11.02     14.67    25,882,431     346,662,283     1.01%      2.75%      2.31%
             2006                  1.15%    2.85%    10.91     14.31    24,265,011     322,763,764     8.49%     10.24%      2.04%
MFS VIT UTILITIES INITIAL CLASS
             2010                  1.40%    2.35%    20.57     31.41       528,719      12,359,268    11.17%     12.23%      3.15%
             2009                  1.40%    2.35%    18.36     28.19       886,526      18,430,756    30.12%     31.37%      5.42%
             2008                  1.40%    2.35%    14.01     21.62       995,022      15,767,161   -39.12%    -38.54%      1.59%
             2007                  1.40%    2.35%    22.83     35.45     1,272,814      32,805,573    25.18%     26.12%      1.00%
             2006                  1.40%    2.15%    18.14     28.32     1,684,550      34,300,683    28.47%     29.44%      2.06%
MFS VIT UTILITIES SERVICE CLASS
             2010                  0.65%    2.85%    11.62     31.03     9,659,921     176,418,368    10.32%     12.77%      3.03%
             2009                  0.65%    2.85%    10.41     27.90    10,128,784     167,168,663    29.14%     32.01%      5.05%
             2008                  0.65%    2.85%     8.88     21.44    12,430,632     159,125,862   -39.56%    -38.49%      1.28%
             2007                  1.10%    2.85%    14.44     35.18    12,469,463     266,499,134    23.97%     26.10%      0.71%
             2006                  1.15%    2.85%    13.90     28.15     8,120,398     137,578,687    27.34%     29.34%      1.71%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
             2010                  0.65%    1.65%    20.24     20.67        61,149       1,257,711    20.61%     21.82%      0.00%
             2009                  0.65%    1.65%    16.95     16.95        41,902         709,340    63.92%     63.92%      0.00%
             2008   12/22/2008     0.75%    0.75%    10.34     10.34           845           8,735     2.74%      2.74%      0.00%
NB AMT MID-CAP GROWTH I CLASS
             2010                  1.15%    2.80%    12.49     19.87     3,131,370      53,220,622    25.54%     27.62%      0.00%
             2009                  1.15%    2.80%     9.79     15.59     3,722,577      49,806,670    27.96%     30.09%      0.00%
             2008                  1.15%    2.80%     7.52     12.00     4,977,879      51,364,563   -44.94%    -44.02%      0.00%
             2007                  1.15%    2.80%    14.26     21.59     6,187,385     114,623,693    19.15%     21.01%      0.00%
             2006                  1.25%    2.80%    12.42     17.95     5,831,644      90,256,338    11.64%     13.27%      0.00%
NB AMT REGENCY I CLASS
             2010                  1.15%    2.85%    10.63     19.29     3,131,986      55,143,709    22.64%     24.74%      0.68%
             2009                  1.15%    2.85%     8.61     15.57     3,960,978      56,317,829    42.44%     44.88%      1.67%
             2008                  1.15%    2.85%     6.01     10.69     5,282,840      52,195,507   -47.35%    -46.44%      1.13%
             2007                  1.15%    2.85%    11.29     20.14     6,588,064     122,165,598     0.40%      2.12%      0.43%
             2006                  1.15%    2.85%    11.82     19.90     7,198,734     132,629,385     8.04%      9.78%      0.41%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
             2010                  0.65%    2.20%    17.26     17.69       218,942       3,814,587    13.64%     14.95%      0.82%
             2009                  0.65%    1.80%    15.22     15.22        82,118       1,260,958    37.09%     37.09%      0.17%
             2008   12/26/2008     1.65%    1.65%    11.10     11.10           916          10,166     3.71%      3.71%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
             2010                  0.65%    2.80%    14.99     15.53       774,132      11,842,341    20.82%     23.44%     15.68%
             2009     7/1/2009     0.65%    2.80%    12.41     12.58       331,446       4,144,190     3.62%     29.90%      6.63%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2010                  1.30%    2.65%    11.08     13.33       247,720       2,883,922    -0.21%      1.14%      1.96%
             2009                  1.30%    2.65%    11.03     13.18       286,303       3,309,551    22.71%     24.38%      0.00%
             2008                  1.30%    2.65%     8.92     10.59       537,709       5,006,622   -19.24%    -18.15%      0.00%
             2007                  1.30%    2.65%    10.97     12.94       465,168       5,315,847    -2.96%     -1.88%      0.84%
             2006                  1.30%    2.40%    11.26     13.32       635,211       7,443,615     0.35%      1.46%      0.35%
PUTNAM VT GROWTH & INCOME CLASS IB
             2010                  1.30%    2.35%    10.89     13.41       175,377       2,005,396    11.72%     12.90%      1.61%
             2009                  1.30%    2.35%     9.71     11.98       217,059       2,203,940    26.80%     28.14%      3.12%
             2008                  1.30%    2.35%     7.63      9.43       332,327       2,633,726   -40.12%    -39.49%      2.24%
             2007                  1.30%    2.35%    12.68     15.72       432,588       5,673,498    -8.22%     -7.25%      1.33%
             2006                  1.30%    2.35%    13.77     17.31       518,444       7,357,174    13.39%     14.41%      1.54%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                 $  6,067,807   $  7,966,473
ABVPSF Growth and Income Class B                                         9,328,419     18,236,273
ABVPSF International Value Class B                                      65,072,955     10,223,659
ABVPSF Large Cap Growth Class B                                            182,640      3,076,539
ABVPSF Small/Mid Cap Value Class B                                      36,686,574     19,842,038
American Century VP Inflation Protection Class II                      139,554,485     46,194,601
American Funds Global Growth Class 2                                    49,431,299     27,810,883
American Funds Global Small Capitalization Class 2                      86,812,379     34,107,841
American Funds Growth Class 2                                          111,852,491    178,264,273
American Funds Growth-Income Class 2                                   173,685,402    150,628,938
American Funds International Class 2                                   100,186,070     64,185,524
BlackRock Global Allocation V.I. Class III                             380,472,225      3,511,442
Delaware VIP Diversified Income Service Class                          292,697,721     33,265,503
Delaware VIP Emerging Markets Service Class                             69,822,130     23,692,973
Delaware VIP High Yield Standard Class                                  10,667,590      7,591,558
Delaware VIP High Yield Service Class                                   98,300,927     62,843,820
Delaware VIP International Value Equity Standard Class                      15,574         74,041
Delaware VIP Limited-Term Diversified Income Service Class             307,589,835     18,564,938
Delaware VIP REIT Standard Class                                           423,673      1,163,647
Delaware VIP REIT Service Class                                         14,416,337     14,231,500
Delaware VIP Small Cap Value Standard Class                              1,365,716      3,215,757
Delaware VIP Small Cap Value Service Class                              29,941,588     42,040,377
Delaware VIP Smid Cap Growth Standard Class                              8,655,016        394,305
Delaware VIP Smid Cap Growth Service Class                              78,468,396      3,941,459
Delaware VIP Trend Standard Class                                        1,746,173     11,403,006
Delaware VIP Trend Service Class                                        10,222,108     86,661,502
Delaware VIP U.S. Growth Service Class                                  57,214,687      9,428,143
Delaware VIP Value Standard Class                                          272,341        863,766
Delaware VIP Value Service Class                                         9,748,027     15,951,064
DWS VIP Alternative Asset Allocation Plus Class B                       15,155,926      1,004,565
DWS VIP Equity 500 Index Class A                                           941,622      4,411,024

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
DWS VIP Equity 500 Index Class B                                      $  2,672,009   $  5,591,350
DWS VIP Small Cap Index Class A                                            261,559      1,804,792
DWS VIP Small Cap Index Class B                                          2,728,983      6,472,601
Fidelity VIP Contrafund Service Class 2                                 95,140,720     76,934,802
Fidelity VIP Equity-Income Initial Class                                   151,505      1,577,146
Fidelity VIP Equity-Income Service Class 2                                 820,223     10,171,913
Fidelity VIP Growth Initial Class                                          194,069      1,191,798
Fidelity VIP Growth Service Class 2                                     16,514,910     13,517,197
Fidelity VIP Mid Cap Service Class 2                                    80,891,346     17,241,691
Fidelity VIP Overseas Initial Class                                        115,159        615,628
Fidelity VIP Overseas Service Class 2                                   11,900,514      9,544,243
FTVIPT Franklin Income Securities Class 2                              104,854,662     50,535,934
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 22,770,905     14,288,494
FTVIPT Mutual Shares Securities Class 2                                148,093,021     11,730,223
FTVIPT Templeton Global Bond Securities Class 2                         51,340,434     97,905,174
FTVIPT Templeton Growth Securities Class 2                               4,553,937     16,202,750
Goldman Sachs VIT Large Cap Value Service Class                         65,250,812        215,696
Invesco V.I. Capital Appreciation Series I                                  52,882        601,427
Invesco V.I. Capital Appreciation Series II                                110,138        407,835
Invesco V.I. Core Equity Series I                                          138,901      2,277,412
Invesco V.I. Core Equity Series II                                         143,472        496,489
Invesco V.I. International Growth Series I                                 113,636      1,050,986
Invesco V.I. International Growth Series II                                191,630        892,409
Janus Aspen Series Balanced Service Class                                2,230,867      6,169,392
Janus Aspen Series Enterprise Service Class                                189,870      1,999,793
Janus Aspen Series Worldwide Service Class                                 168,100        406,367
LVIP American Global Growth Service Class II                             2,497,637             68
LVIP American Global Small Capitalization Service Class II               3,231,169             --
LVIP American Growth Service Class II                                   12,017,619             --
LVIP American Growth-Income Service Class II                             8,341,179             --
LVIP American International Service Class II                             5,816,616             67
LVIP Baron Growth Opportunities Service Class                           15,624,750      7,471,066
LVIP BlackRock Inflation Protected Bond Service Class                   14,202,264        136,374
LVIP Capital Growth Service Class                                       71,478,206      6,085,456
LVIP Cohen & Steers Global Real Estate Service Class                    15,401,533      8,119,350
LVIP Columbia Value Opportunities Service Class                          7,582,597      2,385,664
LVIP Delaware Bond Standard Class                                       22,048,414     49,554,000
LVIP Delaware Bond Service Class                                       507,863,008     17,544,631
LVIP Delaware Diversified Floating Rate Service Class                   11,878,774             --
LVIP Delaware Foundation Aggressive Allocation Standard Class              405,120      3,422,975
LVIP Delaware Foundation Aggressive Allocation Service Class             5,427,258     13,729,694
LVIP Delaware Growth and Income Service Class                            7,593,354      4,901,168
LVIP Delaware Social Awareness Standard Class                              260,173      2,444,314
LVIP Delaware Social Awareness Service Class                             3,208,709      8,520,939
LVIP Delaware Special Opportunities Service Class                       14,233,497      3,534,546
LVIP Global Income Service Class                                       172,952,405      2,171,039
LVIP Janus Capital Appreciation Standard Class                             263,996        552,549
LVIP Janus Capital Appreciation Service Class                           12,679,535      9,837,567
LVIP JPMorgan High Yield Service Class                                   3,174,482         13,815
LVIP MFS International Growth Service Class                             47,310,449     13,169,622
LVIP MFS Value Service Class                                           146,428,382      3,849,317
LVIP Mid-Cap Value Service Class                                        15,227,445      4,969,575
LVIP Mondrian International Value Standard Class                         1,121,646      5,022,696
LVIP Mondrian International Value Service Class                         16,684,875     15,303,706
LVIP Money Market Standard Class                                        28,112,691     66,086,363
LVIP Money Market Service Class                                        203,919,849    286,450,552
LVIP SSgA Bond Index Service Class                                     456,750,227     16,411,240
LVIP SSgA Conservative Index Allocation Service Class                    2,705,398         19,221
LVIP SSgA Conservative Structured Allocation Service Class               9,924,880            624
LVIP SSgA Developed International 150 Service Class                     62,438,949      1,585,076
LVIP SSgA Emerging Markets 100 Service Class                            67,456,481     12,325,896

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------

LVIP SSgA Global Tactical Allocation Service Class                    $ 14,956,500   $  9,451,742
LVIP SSgA International Index Service Class                            100,223,470      9,572,057
LVIP SSgA Large Cap 100 Service Class                                  122,160,059     10,672,618
LVIP SSgA Moderate Index Allocation Service Class                        3,927,533            453
LVIP SSgA Moderate Structured Allocation Service Class                  27,064,914            413
LVIP SSgA Moderately Aggressive Index Allocation Service Class           4,636,909            131
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     15,688,184             --
LVIP SSgA S&P 500 Index Standard Class                                     849,157        628,891
LVIP SSgA S&P 500 Index Service Class                                  167,232,325     11,831,314
LVIP SSgA Small-Cap Index Service Class                                 49,452,098     12,042,445
LVIP SSgA Small-Mid Cap 200 Service Class                               49,927,334     15,829,093
LVIP T. Rowe Price Growth Stock Service Class                           27,816,780      9,293,357
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                691,063        623,103
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              14,753,514      5,775,411
LVIP Templeton Growth Service Class                                     27,297,036      7,462,242
LVIP Turner Mid-Cap Growth Service Class                                12,860,395      3,318,912
LVIP Wells Fargo Intrinsic Value Service Class                           4,151,221      7,391,604
LVIP Wilshire 2010 Profile Service Class                                 1,093,554      2,471,024
LVIP Wilshire 2020 Profile Service Class                                 2,735,322      2,014,686
LVIP Wilshire 2030 Profile Service Class                                 1,724,084      2,938,028
LVIP Wilshire 2040 Profile Service Class                                 1,918,878      1,572,248
LVIP Wilshire Conservative Profile Service Class                       100,016,276     53,023,360
LVIP Wilshire Moderate Profile Service Class                           170,091,498     63,836,022
LVIP Wilshire Moderately Aggressive Profile Service Class               96,088,891     42,669,747
Lord Abbett Fundamental Equity Class VC                                  4,531,721        726,276
MFS VIT Core Equity Service Class                                           57,968        689,477
MFS VIT Growth Initial Class                                                19,720        565,040
MFS VIT Growth Service Class                                             4,876,445      2,292,597
MFS VIT Total Return Initial Class                                         537,200      3,058,667
MFS VIT Total Return Service Class                                      32,840,275     29,021,032
MFS VIT Utilities Initial Class                                            626,982      7,563,574
MFS VIT Utilities Service Class                                         21,893,463     28,758,862
Morgan Stanley UIF Capital Growth Class II                                 595,607        286,455
NB AMT Mid-Cap Growth I Class                                            1,885,514     11,155,470
NB AMT Regency I Class                                                   2,390,004     15,584,764
Oppenheimer Global Securities Service Class                              2,408,572        290,094
PIMCO VIT Commodity Real Return Advisor Class                            9,877,647      2,748,399
Putnam VT Global Health Care Class IB                                      231,215        668,364
Putnam VT Growth & Income Class IB                                         119,124        543,172

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   1,550,970   $18.99   $   29,452,922   $   25,056,874
ABVPSF Growth and Income Class B                                        9,047,647    17.01      153,900,475      175,664,292
ABVPSF International Value Class B                                     12,001,926    14.77      177,268,453      193,151,432
ABVPSF Large Cap Growth Class B                                           478,731    27.08       12,964,047       11,574,592
ABVPSF Small/Mid Cap Value Class B                                      8,899,255    16.87      150,130,429      127,484,811
American Century VP Inflation Protection Class II                      44,559,622    11.09      494,166,212      472,863,630
American Funds Global Growth Class 2                                   15,434,744    21.48      331,538,292      309,511,021
American Funds Global Small Capitalization Class 2                     19,035,219    21.35      406,401,930      352,820,922
American Funds Growth Class 2                                          35,795,077    54.34    1,945,104,462    1,796,515,700
American Funds Growth-Income Class 2                                   57,403,504    34.25    1,966,070,007    1,914,689,767
American Funds International Class 2                                   42,508,787    17.98      764,307,994      739,992,539
BlackRock Global Allocation V.I. Class III                             42,538,925    14.49      616,389,023      573,660,717
Delaware VIP Diversified Income Service Class                          88,881,909    11.22      997,255,020      912,922,423
Delaware VIP Emerging Markets Service Class                            14,125,201    22.13      312,590,699      264,796,309

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Standard Class                                  1,924,374   $ 6.04   $   11,623,217   $   10,582,661
Delaware VIP High Yield Service Class                                  53,142,935     6.02      319,920,469      282,880,599
Delaware VIP International Value Equity Standard Class                     31,538    10.61          334,619          448,120
Delaware VIP Limited-Term Diversified Income Service Class             65,144,998    10.09      657,313,026      643,171,255
Delaware VIP REIT Standard Class                                          556,420     9.58        5,330,507        6,882,261
Delaware VIP REIT Service Class                                        11,537,195     9.58      110,526,327      142,127,723
Delaware VIP Small Cap Value Standard Class                               298,057    31.96        9,525,890        6,995,569
Delaware VIP Small Cap Value Service Class                              9,709,535    31.89      309,637,070      261,974,711
Delaware VIP Smid Cap Growth Standard Class                               424,822    22.22        9,439,536        8,298,382
Delaware VIP Smid Cap Growth Service Class                              3,915,964    21.65       84,780,627       75,046,871
Delaware VIP U.S. Growth Service Class                                 15,466,134     8.05      124,502,378      104,830,752
Delaware VIP Value Standard Class                                         374,971    16.49        6,183,266        6,300,172
Delaware VIP Value Service Class                                        7,596,030    16.47      125,106,621      130,650,948
DWS VIP Alternative Asset Allocation Plus Class B                       1,343,989    13.84       18,600,811       17,394,295
DWS VIP Equity 500 Index Class A                                        1,881,290    13.17       24,776,584       22,245,011
DWS VIP Equity 500 Index Class B                                        2,659,454    13.17       35,025,009       32,570,811
DWS VIP Small Cap Index Class A                                           576,123    12.41        7,149,686        6,828,736
DWS VIP Small Cap Index Class B                                         1,328,876    12.40       16,478,059       16,468,287
Fidelity VIP Contrafund Service Class 2                                39,940,429    23.49      938,200,679      950,103,795
Fidelity VIP Equity-Income Initial Class                                  367,674    19.02        6,993,151        8,308,563
Fidelity VIP Equity-Income Service Class 2                              2,426,420    18.75       45,495,370       53,177,585
Fidelity VIP Growth Initial Class                                         152,418    37.09        5,653,197        6,491,114
Fidelity VIP Growth Service Class 2                                     1,980,659    36.72       72,729,806       65,556,473
Fidelity VIP Mid Cap Service Class 2                                   12,565,829    32.13      403,740,103      353,601,659
Fidelity VIP Overseas Initial Class                                       136,274    16.77        2,285,321        2,393,385
Fidelity VIP Overseas Service Class 2                                   5,236,166    16.62       87,025,083       88,569,125
FTVIPT Franklin Income Securities Class 2                              33,661,292    14.82      498,860,342      498,843,342
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 5,362,905    21.53      115,463,343       98,486,117
FTVIPT Mutual Shares Securities Class 2                                31,889,486    15.95      508,637,307      494,693,232
FTVIPT Templeton Global Bond Securities Class 2                        34,068,581    19.49      663,996,655      573,055,300
FTVIPT Templeton Growth Securities Class 2                              5,754,363    11.01       63,355,539       74,064,956
Goldman Sachs VIT Large Cap Value Service Class                         9,207,095    10.23       94,188,587       85,322,671
Invesco V.I. Capital Appreciation Series I                                135,953    23.30        3,167,707        3,514,679
Invesco V.I. Capital Appreciation Series II                                73,494    22.92        1,684,479        1,785,108
Invesco V.I. Core Equity Series I                                         393,904    27.03       10,647,234        9,823,317
Invesco V.I. Core Equity Series II                                        142,030    26.82        3,809,256        3,498,248
Invesco V.I. International Growth Series I                                133,880    28.69        3,841,028        2,511,705
Invesco V.I. International Growth Series II                               120,371    28.35        3,412,517        2,565,207
Janus Aspen Series Balanced Service Class                                 814,222    29.42       23,954,408       20,671,032
Janus Aspen Series Enterprise Service Class                               218,130    37.53        8,186,405        5,975,711
Janus Aspen Series Worldwide Service Class                                 63,529    29.80        1,893,160        1,701,988
LVIP American Global Growth Service Class II                              204,557    12.46        2,549,397        2,497,585
LVIP American Global Small Capitalization Service Class II                255,570    12.85        3,284,591        3,231,272
LVIP American Growth Service Class II                                     971,569    12.58       12,222,342       12,019,111
LVIP American Growth-Income Service Class II                              691,293    12.26        8,475,943        8,341,515
LVIP American International Service Class II                              477,233    12.36        5,896,216        5,816,898
LVIP Baron Growth Opportunities Service Class                           2,908,707    30.27       88,046,566       71,824,715
LVIP BlackRock Inflation Protected Bond Service Class                   1,383,663    10.13       14,013,741       14,053,136
LVIP Capital Growth Service Class                                       5,678,755    25.56      145,143,291      116,932,438
LVIP Cohen & Steers Global Real Estate Service Class                    9,774,582     7.44       72,674,014       64,304,837
LVIP Columbia Value Opportunities Service Class                         1,432,208    10.53       15,075,418       12,482,093
LVIP Delaware Bond Standard Class                                      14,827,587    13.70      203,063,801      192,385,507
LVIP Delaware Bond Service Class                                      109,247,513    13.70    1,496,363,181    1,445,272,459
LVIP Delaware Diversified Floating Rate Service Class                   1,177,577    10.09       11,877,043       11,878,298
LVIP Delaware Foundation Aggressive Allocation Standard Class           1,051,916    12.38       13,018,509       13,882,037
LVIP Delaware Foundation Aggressive Allocation Service Class            2,402,254    12.37       29,718,286       30,824,481
LVIP Delaware Growth and Income Service Class                           1,227,267    28.93       35,502,391       34,218,940
LVIP Delaware Social Awareness Standard Class                             405,807    30.57       12,406,734       10,963,629
LVIP Delaware Social Awareness Service Class                            1,613,218    30.52       49,240,242       45,757,810
LVIP Delaware Special Opportunities Service Class                         685,451    39.29       26,929,988       22,498,117
LVIP Global Income Service Class                                       20,293,619    11.59      235,182,745      228,350,803

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation Standard Class                            131,406   $21.50   $    2,825,619   $    2,394,495
LVIP Janus Capital Appreciation Service Class                           2,980,657    21.35       63,634,037       54,128,148
LVIP JPMorgan High Yield Service Class                                    305,866    10.37        3,171,835        3,160,360
LVIP MFS International Growth Service Class                             7,738,801    12.52       96,858,831       88,878,435
LVIP MFS Value Service Class                                           17,953,882    22.80      409,366,474      358,070,132
LVIP Mid-Cap Value Service Class                                        2,877,809    14.18       40,810,224       33,506,540
LVIP Mondrian International Value Standard Class                        1,452,691    15.45       22,439,723       23,666,643
LVIP Mondrian International Value Service Class                         7,220,401    15.44      111,490,217      119,265,310
LVIP Money Market Standard Class                                        6,669,078    10.00       66,690,777       66,690,772
LVIP Money Market Service Class                                        34,355,205    10.00      343,552,049      343,552,040
LVIP SSgA Bond Index Service Class                                     86,390,257    10.98      948,478,634      924,357,476
LVIP SSgA Conservative Index Allocation Service Class                     257,193    10.51        2,703,359        2,686,375
LVIP SSgA Conservative Structured Allocation Service Class                955,531    10.46        9,998,682        9,924,380
LVIP SSgA Developed International 150 Service Class                    16,161,347     8.55      138,244,165      117,228,610
LVIP SSgA Emerging Markets 100 Service Class                           12,057,943    13.96      168,340,941      121,995,908
LVIP SSgA Global Tactical Allocation Service Class                      6,237,888    10.32       64,343,813       68,755,776
LVIP SSgA International Index Service Class                            25,022,671     7.93      198,529,872      172,449,794
LVIP SSgA Large Cap 100 Service Class                                  27,976,368    10.34      289,275,649      230,922,078
LVIP SSgA Moderate Index Allocation Service Class                         370,745    10.72        3,975,865        3,927,099
LVIP SSgA Moderate Structured Allocation Service Class                  2,573,231    10.63       27,343,157       27,065,966
LVIP SSgA Moderately Aggressive Index Allocation Service Class            430,227    10.86        4,673,551        4,636,806
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     1,457,423    10.92       15,919,430       15,700,723
LVIP SSgA S&P 500 Index Standard Class                                    228,344     8.82        2,012,856        1,677,747
LVIP SSgA S&P 500 Index Service Class                                  47,555,704     8.82      419,441,313      353,141,230
LVIP SSgA Small-Cap Index Service Class                                 6,866,800    17.91      122,970,660       96,395,855
LVIP SSgA Small-Mid Cap 200 Service Class                               7,381,169    12.86       94,907,064       72,698,115
LVIP T. Rowe Price Growth Stock Service Class                           4,025,600    17.65       71,067,939       59,037,131
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               199,687    14.43        2,881,488        2,121,042
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              3,350,163    14.17       47,475,160       36,748,797
LVIP Templeton Growth Service Class                                     4,013,036    25.51      102,380,570      102,893,094
LVIP Turner Mid-Cap Growth Service Class                                2,636,509    11.18       29,470,899       25,836,065
LVIP Wells Fargo Intrinsic Value Service Class                          2,058,971    13.35       27,483,144       26,695,555
LVIP Wilshire 2010 Profile Service Class                                  814,596    10.56        8,599,695        7,332,355
LVIP Wilshire 2020 Profile Service Class                                1,777,968    10.22       18,174,391       15,584,583
LVIP Wilshire 2030 Profile Service Class                                1,051,787    10.16       10,684,055        8,819,554
LVIP Wilshire 2040 Profile Service Class                                  639,188     9.69        6,193,731        5,012,671
LVIP Wilshire Conservative Profile Service Class                       31,484,084    12.03      378,847,970      348,157,559
LVIP Wilshire Moderate Profile Service Class                           90,383,018    11.93    1,077,817,488    1,015,405,769
LVIP Wilshire Moderately Aggressive Profile Service Class              56,929,577    11.42      650,249,634      642,475,823
Lord Abbett Fundamental Equity Class VC                                   564,945    17.66        9,976,924        8,111,133
MFS VIT Core Equity Service Class                                         175,098    15.59        2,729,770        2,174,201
MFS VIT Growth Initial Class                                              127,516    24.69        3,148,374        3,420,992
MFS VIT Growth Service Class                                              597,781    24.27       14,508,145       11,417,264
MFS VIT Total Return Initial Class                                        755,737    18.71       14,139,835       13,984,643
MFS VIT Total Return Service Class                                     17,386,842    18.48      321,308,840      321,092,395
MFS VIT Utilities Initial Class                                           488,933    25.27       12,355,335       10,692,416
MFS VIT Utilities Service Class                                         7,069,900    24.95      176,394,007      169,954,577
Morgan Stanley UIF Capital Growth Class II                                 61,684    20.39        1,257,742          954,928
NB AMT Mid-Cap Growth I Class                                           1,941,303    27.42       53,230,537       37,512,567
NB AMT Regency I Class                                                  3,590,462    15.36       55,149,491       49,253,275
Oppenheimer Global Securities Service Class                               126,987    30.04        3,814,702        3,292,040
PIMCO VIT Commodity Real Return Advisor Class                           1,307,420     9.06       11,845,225       11,086,744
Putnam VT Global Health Care Class IB                                     235,626    12.24        2,884,064        2,726,515
Putnam VT Growth & Income Class IB                                        123,566    16.23        2,005,482        2,466,795

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  1,085,618    (1,453,893)      (368,275)
ABVPSF Growth and Income Class B                                       2,893,477    (3,444,490)      (551,013)
ABVPSF International Value Class B                                    13,016,765    (5,190,691)     7,826,074
ABVPSF Large Cap Growth Class B                                           63,884      (451,420)      (387,536)
ABVPSF Small/Mid Cap Value Class B                                     3,922,325    (2,782,329)     1,139,996
American Century VP Inflation Protection Class II                     20,682,401   (12,718,173)     7,964,228
American Funds Global Growth Class 2                                   7,319,108    (5,447,184)     1,871,924
American Funds Global Small Capitalization Class 2                    10,007,335    (5,427,981)     4,579,354
American Funds Growth Class 2                                         26,558,548   (30,318,423)    (3,759,875)
American Funds Growth-Income Class 2                                  35,327,133   (29,383,120)     5,944,013
American Funds International Class 2                                  13,001,343   (11,025,063)     1,976,280
BlackRock Global Allocation V.I. Class III                            39,714,371    (7,791,528)    31,922,843
Delaware VIP Diversified Income Service Class                         32,856,279   (15,799,052)    17,057,227
Delaware VIP Emerging Markets Service Class                            7,077,601    (4,194,784)     2,882,817
Delaware VIP High Yield Standard Class                                   700,762      (524,846)       175,916
Delaware VIP High Yield Service Class                                  9,015,344    (7,627,782)     1,387,562
Delaware VIP International Value Equity Standard Class                       158        (4,463)        (4,305)
Delaware VIP Limited-Term Diversified Income Service Class            38,717,379   (14,214,150)    24,503,229
Delaware VIP REIT Standard Class                                          15,961       (50,539)       (34,578)
Delaware VIP REIT Service Class                                        2,522,529    (2,318,799)       203,730
Delaware VIP Small Cap Value Standard Class                               67,880      (146,245)       (78,365)
Delaware VIP Small Cap Value Service Class                             5,701,619    (5,852,076)      (150,457)
Delaware VIP Smid Cap Growth Standard Class                              460,962       (18,895)       442,067
Delaware VIP Smid Cap Growth Service Class                             6,393,268      (523,650)     5,869,618
Delaware VIP Trend Standard Class                                         92,555      (624,372)      (531,817)
Delaware VIP Trend Service Class                                       1,329,068    (7,551,061)    (6,221,993)
Delaware VIP U.S. Growth Service Class                                 7,789,330    (2,446,332)     5,342,998
Delaware VIP Value Standard Class                                         23,936       (75,462)       (51,526)
Delaware VIP Value Service Class                                       2,216,516    (2,719,882)      (503,366)
DWS VIP Alternative Asset Allocation Plus Class B                      1,533,502      (342,584)     1,190,918
DWS VIP Equity 500 Index Class A                                          75,716      (484,165)      (408,449)
DWS VIP Equity 500 Index Class B                                         368,432      (631,043)      (262,611)
DWS VIP Small Cap Index Class A                                           15,199      (114,832)       (99,633)
DWS VIP Small Cap Index Class B                                          326,127      (629,559)      (303,432)
Fidelity VIP Contrafund Service Class 2                               15,939,049   (13,389,766)     2,549,283
Fidelity VIP Equity-Income Initial Class                                   6,042      (134,471)      (128,429)
Fidelity VIP Equity-Income Service Class 2                               125,441      (956,956)      (831,515)
Fidelity VIP Growth Initial Class                                         22,418      (131,374)      (108,956)
Fidelity VIP Growth Service Class 2                                    2,686,129    (2,498,304)       187,825
Fidelity VIP Mid Cap Service Class 2                                  12,109,804    (6,924,983)     5,184,821
Fidelity VIP Overseas Initial Class                                        8,678       (51,363)       (42,685)
Fidelity VIP Overseas Service Class 2                                  2,044,756    (1,800,939)       243,817
FTVIPT Franklin Income Securities Class 2                             15,131,221   (12,193,691)     2,937,530
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                3,449,782    (2,914,212)       535,570
FTVIPT Mutual Shares Securities Class 2                               24,210,922    (8,573,301)    15,637,621
FTVIPT Templeton Global Bond Securities Class 2                        8,467,491   (11,625,967)    (3,158,476)
FTVIPT Templeton Growth Securities Class 2                               799,205    (1,764,135)      (964,930)
Goldman Sachs VIT Large Cap Value Service Class                        5,707,729      (389,772)     5,317,957
Invesco V.I. Capital Appreciation Series I                                 8,705      (104,729)       (96,024)
Invesco V.I. Capital Appreciation Series II                               10,718       (41,671)       (30,953)
Invesco V.I. Core Equity Series I                                         10,038      (248,089)      (238,051)
Invesco V.I. Core Equity Series II                                        13,151       (45,144)       (31,993)
Invesco V.I. International Growth Series I                                 3,939       (76,820)       (72,881)
Invesco V.I. International Growth Series II                               15,001       (55,249)       (40,248)
Janus Aspen Series Balanced Service Class                                148,265      (424,010)      (275,745)
Janus Aspen Series Enterprise Service Class                               20,048      (126,311)      (106,263)
Janus Aspen Series Worldwide Service Class                                15,834       (37,502)       (21,668)
LVIP American Global Growth Service Class II                             215,949           (54)       215,895
LVIP American Global Small Capitalization Service Class II               273,922        (1,036)       272,886

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                                  1,013,881       (11,077)     1,002,804
LVIP American Growth-Income Service Class II                             722,088        (5,270)       716,818
LVIP American International Service Class II                             494,640        (2,939)       491,701
LVIP Baron Growth Opportunities Service Class                          3,348,885    (2,384,227)       964,658
LVIP BlackRock Inflation Protected Bond Service Class                  1,474,855       (73,613)     1,401,242
LVIP Capital Growth Service Class                                     10,151,580    (2,264,483)     7,887,097
LVIP Cohen & Steers Global Real Estate Service Class                   4,759,288    (3,533,472)     1,225,816
LVIP Columbia Value Opportunities Service Class                        1,337,472      (664,401)       673,071
LVIP Delaware Bond Standard Class                                      1,632,534    (3,814,956)    (2,182,422)
LVIP Delaware Bond Service Class                                      55,026,043   (19,469,385)    35,556,658
LVIP Delaware Diversified Floating Rate Service Class                  1,314,659       (86,272)     1,228,387
LVIP Delaware Foundation Aggressive Allocation Standard Class             20,681      (252,900)      (232,219)
LVIP Delaware Foundation Aggressive Allocation Service Class             580,632    (1,274,499)      (693,867)
LVIP Delaware Growth and Income Service Class                          1,224,078      (902,407)       321,671
LVIP Delaware Social Awareness Standard Class                             36,556      (192,101)      (155,545)
LVIP Delaware Social Awareness Service Class                             772,638    (1,059,421)      (286,783)
LVIP Delaware Special Opportunities Service Class                      2,355,302    (1,008,452)     1,346,850
LVIP Global Income Service Class                                      18,503,099    (3,326,368)    15,176,731
LVIP Janus Capital Appreciation Standard Class                            28,207       (49,588)       (21,381)
LVIP Janus Capital Appreciation Service Class                          1,803,924    (1,503,050)       300,874
LVIP JPMorgan High Yield Service Class                                   311,018       (10,162)       300,856
LVIP MFS International Growth Service Class                            8,220,808    (3,827,512)     4,393,296
LVIP MFS Value Service Class                                          23,585,825    (5,361,811)    18,224,014
LVIP Mid-Cap Value Service Class                                       3,151,793    (1,667,491)     1,484,302
LVIP Mondrian International Value Standard Class                          85,401      (327,403)      (242,002)
LVIP Mondrian International Value Service Class                        2,413,705    (2,234,437)       179,268
LVIP Money Market Standard Class                                       4,768,704    (8,111,422)    (3,342,718)
LVIP Money Market Service Class                                       38,621,313   (46,108,576)    (7,487,263)
LVIP SSgA Bond Index Service Class                                    53,021,842   (13,685,328)    39,336,514
LVIP SSgA Conservative Index Allocation Service Class                    287,801        (5,413)       282,388
LVIP SSgA Conservative Structured Allocation Service Class             1,056,130       (35,989)     1,020,141
LVIP SSgA Developed International 150 Service Class                    9,717,760    (2,577,338)     7,140,422
LVIP SSgA Emerging Markets 100 Service Class                           8,393,017    (3,794,619)     4,598,398
LVIP SSgA Global Tactical Allocation Service Class                     1,941,400    (1,408,331)       533,069
LVIP SSgA International Index Service Class                           16,950,024    (5,161,034)    11,788,990
LVIP SSgA Large Cap 100 Service Class                                 17,104,763    (5,668,281)    11,436,482
LVIP SSgA Moderate Index Allocation Service Class                        387,697          (907)       386,790
LVIP SSgA Moderate Structured Allocation Service Class                 2,768,223       (61,399)     2,706,824
LVIP SSgA Moderately Aggressive Index Allocation Service Class           542,516          (304)       542,212
LVIP SSgA Moderately Aggressive Structured Allocation Service Class    1,614,010      (130,775)     1,483,235
LVIP SSgA S&P 500 Index Standard Class                                   121,009       (93,768)        27,241
LVIP SSgA S&P 500 Index Service Class                                 26,045,045    (8,056,517)    17,988,528
LVIP SSgA Small-Cap Index Service Class                                9,539,452    (4,616,922)     4,922,530
LVIP SSgA Small-Mid Cap 200 Service Class                              5,930,468    (3,016,757)     2,913,711
LVIP T. Rowe Price Growth Stock Service Class                          4,878,925    (2,571,450)     2,307,475
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               51,533       (46,552)         4,981
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             1,664,203      (952,172)       712,031
LVIP Templeton Growth Service Class                                    5,920,732    (3,263,039)     2,657,693
LVIP Turner Mid-Cap Growth Service Class                               1,961,405      (891,347)     1,070,058
LVIP Wells Fargo Intrinsic Value Service Class                           752,803    (1,109,373)      (356,570)
LVIP Wilshire 2010 Profile Service Class                                 129,836      (260,632)      (130,796)
LVIP Wilshire 2020 Profile Service Class                                 349,888      (253,795)        96,093
LVIP Wilshire 2030 Profile Service Class                                 204,204      (337,223)      (133,019)
LVIP Wilshire 2040 Profile Service Class                                 254,851      (198,822)        56,029
LVIP Wilshire Conservative Profile Service Class                      13,472,502    (9,964,020)     3,508,482
LVIP Wilshire Moderate Profile Service Class                          26,042,915   (17,670,152)     8,372,763
LVIP Wilshire Moderately Aggressive Profile Service Class             14,245,677    (9,948,514)     4,297,163
Lord Abbett Fundamental Equity Class VC                                  362,842       (87,204)       275,638
MFS VIT Core Equity Service Class                                          3,664       (57,541)       (53,877)
MFS VIT Growth Initial Class                                               3,977       (50,102)       (46,125)
MFS VIT Growth Service Class                                             669,186      (425,245)       243,941
MFS VIT Total Return Initial Class                                        20,729      (212,459)      (191,730)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Service Class                                     6,329,473    (5,884,163)       445,310
MFS VIT Utilities Initial Class                                           25,247      (383,054)      (357,807)
MFS VIT Utilities Service Class                                        2,714,593    (3,183,456)      (468,863)
Morgan Stanley UIF Capital Growth Class II                                35,383       (16,136)        19,247
NB AMT Mid-Cap Growth I Class                                            326,215      (917,422)      (591,207)
NB AMT Regency I Class                                                   383,025    (1,212,017)      (828,992)
Oppenheimer Global Securities Service Class                              162,561       (25,737)       136,824
PIMCO VIT Commodity Real Return Advisor Class                            807,187      (364,501)       442,686
Putnam VT Global Health Care Class IB                                     20,536       (59,119)       (38,583)
Putnam VT Growth & Income Class IB                                         9,063       (50,745)       (41,682)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                                12,699      (156,987)      (144,288)
Invesco V.I. Capital Appreciation Series II                               76,365      (148,866)       (72,501)
Invesco V.I. Core Equity Series I                                         31,519      (276,949)      (245,430)
Invesco V.I. Core Equity Series II                                        21,914      (111,386)       (89,472)
Invesco V.I. International Growth Series I                                10,883       (95,487)       (84,604)
Invesco V.I. International Growth Series II                               20,468       (79,647)       (59,179)
ABVPSF Global Thematic Growth Class B                                  2,051,800    (1,942,295)       109,505
ABVPSF Growth and Income Class B                                       3,564,852    (3,952,796)      (387,944)
ABVPSF International Value Class B                                     9,156,715    (8,794,534)       362,181
ABVPSF Large Cap Growth Class B                                          114,801      (625,285)      (510,484)
ABVPSF Small/Mid Cap Value Class B                                     3,075,237    (3,724,738)      (649,501)
American Century VP Inflation Protection Class II                     20,122,319    (8,787,665)    11,334,654
American Funds Global Growth Class 2                                   7,109,487    (8,572,725)    (1,463,238)
American Funds Global Small Capitalization Class 2                     9,257,832    (6,982,691)     2,275,141
American Funds Growth Class 2                                         43,820,266   (26,880,586)    16,939,680
American Funds Growth-Income Class 2                                  48,658,004   (26,969,791)    21,688,213
American Funds International Class 2                                  10,742,728   (17,453,198)    (6,710,470)
BlackRock Global Allocation V.I. Class III                            19,088,726    (1,465,278)    17,623,448
Delaware VIP Diversified Income Service Class                         29,854,212   (12,029,835)    17,824,377
Delaware VIP Emerging Markets Service Class                            5,518,397    (6,597,643)    (1,079,246)
Delaware VIP High Yield Standard Class                                   315,528      (603,686)      (288,158)
Delaware VIP High Yield Service Class                                 12,025,876   (10,251,240)     1,774,636
Delaware VIP International Value Equity Standard Class                         9       (11,941)       (11,932)
Delaware VIP Limited-Term Diversified Income Service Class            33,925,422    (9,885,406)    24,040,016
Delaware VIP REIT Standard Class                                          18,621      (121,373)      (102,752)
Delaware VIP REIT Service Class                                        1,405,083    (3,476,780)    (2,071,697)
Delaware VIP Small Cap Value Standard Class                               21,668      (203,727)      (182,059)
Delaware VIP Small Cap Value Service Class                             5,066,013    (8,204,897)    (3,138,884)
Delaware VIP Trend Standard Class                                         18,764      (163,977)      (145,213)
Delaware VIP Trend Service Class                                       1,237,102    (2,410,929)    (1,173,827)
Delaware VIP U.S. Growth Service Class                                 4,701,756    (1,222,133)     3,479,623
Delaware VIP Value Standard Class                                         30,322      (153,175)      (122,853)
Delaware VIP Value Service Class                                       3,741,595    (2,648,011)     1,093,584
DWS VIP Alternative Asset Allocation Plus Class B                        644,968      (359,663)       285,305
DWS VIP Equity 500 Index Class A                                         213,155      (714,332)      (501,177)
DWS VIP Equity 500 Index Class B                                         634,556      (828,109)      (193,553)
DWS VIP Small Cap Index Class A                                           39,899      (125,542)       (85,643)
DWS VIP Small Cap Index Class B                                          248,132      (776,606)      (528,474)
Fidelity VIP Contrafund Service Class 2                               22,176,213   (11,919,294)    10,256,919
Fidelity VIP Equity-Income Initial Class                                  29,282      (229,417)      (200,135)
Fidelity VIP Equity-Income Service Class 2                               420,667    (1,464,168)    (1,043,501)
Fidelity VIP Growth Initial Class                                         38,360      (168,846)      (130,486)
Fidelity VIP Growth Service Class 2                                    2,693,974    (3,035,355)      (341,381)
Fidelity VIP Mid Cap Service Class 2                                   9,554,461   (12,156,152)    (2,601,691)
Fidelity VIP Overseas Initial Class                                       14,086       (79,986)       (65,900)
Fidelity VIP Overseas Service Class 2                                  1,588,891    (2,644,162)    (1,055,271)
FTVIPT Franklin Income Securities Class 2                             16,746,396   (22,248,303)    (5,501,907)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                2,937,950    (3,228,940)      (290,990)
FTVIPT Mutual Shares Securities Class 2                               21,424,713   (15,380,474)     6,044,239
FTVIPT Templeton Global Bond Securities Class 2                       23,309,005   (11,522,075)    11,786,930
FTVIPT Templeton Growth Securities Class 2                               675,644    (3,675,267)    (2,999,623)
Goldman Sachs VIT Large Cap Value Service Class                        1,835,322       (74,219)     1,761,103
Janus Aspen Series Balanced Service Class                                212,086      (493,856)      (281,770)
Janus Aspen Series Enterprise Service Class                               99,320      (223,683)      (124,363)
Janus Aspen Series Worldwide Service Class                                14,476       (69,037)       (54,561)
LVIP Baron Growth Opportunities Service Class                          3,881,281    (3,205,282)       675,999
LVIP Capital Growth Service Class                                      6,369,699      (621,253)     5,748,446
LVIP Cohen & Steers Global Real Estate Service Class                   5,609,889    (5,235,051)       374,838
LVIP Columbia Value Opportunities Service Class                        1,145,257      (776,739)       368,518
LVIP Delaware Bond Standard Class                                      1,888,779    (4,400,453)    (2,511,674)
LVIP Delaware Bond Service Class                                      41,358,645   (15,802,571)    25,556,074
LVIP Delaware Foundation Aggressive Allocation Standard Class            141,276      (537,095)      (395,819)
LVIP Delaware Foundation Aggressive Allocation Service Class             987,418    (2,514,096)    (1,526,678)
LVIP Delaware Growth and Income Service Class                          1,547,249      (720,444)       826,805
LVIP Delaware Social Awareness Standard Class                             67,697      (312,840)      (245,143)
LVIP Delaware Social Awareness Service Class                             907,644    (1,236,432)      (328,788)
LVIP Delaware Special Opportunities Service Class                      1,167,924    (1,052,140)       115,784
LVIP Global Income Service Class                                       5,830,614      (470,399)     5,360,215
LVIP Janus Capital Appreciation Standard Class                            51,506       (93,099)       (41,593)
LVIP Janus Capital Appreciation Service Class                          3,118,350    (1,434,567)     1,683,783
LVIP MFS International Growth Service Class                            5,817,745    (2,755,833)     3,061,912
LVIP MFS Value Service Class                                          21,950,143    (4,638,095)    17,312,048
LVIP Mid-Cap Value Service Class                                       2,511,409    (1,809,436)       701,973
LVIP Mondrian International Value Standard Class                         119,087      (500,141)      (381,054)
LVIP Mondrian International Value Service Class                        2,483,843    (3,245,735)      (761,892)
LVIP Money Market Standard Class                                       8,620,860   (15,169,098)    (6,548,238)
LVIP Money Market Service Class                                       36,640,771   (54,295,093)   (17,654,322)
LVIP SSgA Bond Index Service Class                                    41,206,464    (7,409,280)    33,797,184
LVIP SSgA Developed International 150 Service Class                    7,356,912    (2,421,576)     4,935,336
LVIP SSgA Emerging Markets 100 Service Class                           7,603,284    (2,609,901)     4,993,383
LVIP SSgA International Index Service Class                           10,965,027    (2,626,837)     8,338,190
LVIP SSgA Large Cap 100 Service Class                                 14,491,826    (3,887,356)    10,604,470
LVIP SSgA S&P 500 Index Standard Class                                   162,490       (55,742)       106,748
LVIP SSgA S&P 500 Index Service Class                                 21,466,791    (5,468,231)    15,998,560
LVIP SSgA Small-Cap Index Service Class                                7,282,574    (2,675,405)     4,607,169
LVIP SSgA Small-Mid Cap 200 Service Class                              4,275,270    (1,518,376)     2,756,894
LVIP T. Rowe Price Growth Stock Service Class                          4,965,784    (1,194,980)     3,770,804
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               83,388       (68,064)        15,324
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             1,734,342      (997,946)       736,396
LVIP Templeton Growth Service Class                                    5,074,169    (6,061,437)      (987,268)
LVIP Turner Mid-Cap Growth Service Class                               1,292,996    (1,267,301)        25,695
LVIP Wells Fargo Intrinsic Value Service Class                         1,551,632    (1,478,058)        73,574
LVIP Wilshire 2010 Profile Service Class                                 841,033      (637,147)       203,886
LVIP Wilshire 2020 Profile Service Class                                 842,494      (408,650)       433,844
LVIP Wilshire 2030 Profile Service Class                               1,040,025      (463,534)       576,491
LVIP Wilshire 2040 Profile Service Class                                 993,428      (885,558)       107,870
LVIP SSgA Global Tactical Allocation Service Class                     2,014,693    (5,536,363)    (3,521,670)
LVIP Wilshire Conservative Profile Service Class                      15,415,141    (9,606,383)     5,808,758
LVIP Wilshire Moderate Profile Service Class                          23,492,422   (17,225,012)     6,267,410
LVIP Wilshire Moderately Aggressive Profile Service Class             11,065,549    (8,578,724)     2,486,825
Lord Abbett Fundamental Equity Class VC                                  384,624       (32,564)       352,060
MFS VIT Core Equity Service Class                                         93,874      (178,520)       (84,646)
MFS VIT Growth Initial Class                                              15,106       (94,801)       (79,695)
MFS VIT Growth Service Class                                             665,211      (466,460)       198,751
MFS VIT Total Return Initial Class                                        42,515      (354,953)      (312,438)
MFS VIT Total Return Service Class                                     6,994,589    (6,589,572)       405,017
MFS VIT Utilities Initial Class                                          366,541      (475,037)      (108,496)
MFS VIT Utilities Service Class                                        3,543,895    (5,845,743)    (2,301,848)
NB AMT Mid-Cap Growth I Class                                            401,560    (1,656,862)    (1,255,302)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
NB AMT Regency I Class                                                   337,689    (1,659,551)    (1,321,862)
Oppenheimer Global Securities Service Class                               84,436        (3,234)        81,202
PIMCO VIT Commodity Real Return Advisor Class                            446,780      (115,334)       331,446
Putnam VT Global Health Care Class IB                                     26,938      (278,344)      (251,406)
Putnam VT Growth & Income Class IB                                        14,145      (129,413)      (115,268)
Morgan Stanley UIF Capital Growth Class II                                43,448        (2,391)        41,057

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011